SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. __)

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[ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

USAA MUTUAL FUNDS TRUST

(Name of Registrant as Specified in Its Charter)

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for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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USAA Mutual Funds Trust

9800 Fredericksburg Road

San Antonio, TX 78288-0227

February 20, 2019

ACTION REQUESTED

Dear Shareholder:

We are writing to ask for your vote on proposals that affect the USAA mutual funds that will be presented at a special meeting (together with any postponements or adjournments thereof, the "Meeting") of the shareholders of each series (each a "Fund," and collectively, the "Funds") of USAA Mutual Funds Trust (the "Trust") listed in the enclosed Notice of Special Meeting of Shareholders (the "Notice"). Your vote is extremely important regardless of the number of shares you own, so we ask that you please read the enclosed materials and submit your vote.

We are asking shareholders of all the Funds:

(1)to approve a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of each Fund, and Victory Capital Management Inc. ("Victory Capital"), an independent investment management company; and

(2)to elect two new nominees to the Board of Trustees of the Trust.

Approval of these proposals is sought in connection with the sale of USAA Asset Management Company ("AMCO"), the Funds' current investment adviser, to Victory Capital Holdings, Inc. ("Victory Holdings"), the parent company of Victory Capital (the "Transaction"). The Transaction is expected to close on or about the end of the second quarter of 2019, subject to closing conditions and consents.

More Information About Victory Capital

We are asking you to approve the New Advisory Agreement so that Victory Capital and the current subadvisers to the Funds (except the subadvisers to the Extended Market Index Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund, who will not continue) can provide advisory services to the Funds after the Transaction closes. The advisory fee rates payable by the Funds under the New Advisory Agreement are the same as the current advisory fee rates. In addition, for at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time of Transaction close (or the levels of AMCO's then- current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee.

After careful consideration of the proposals, the Board of Trustees of the Trust determined that each proposal is in the best interests of the Funds and unanimously recommends that shareholders vote FOR the proposals.

Formal notice of the Meeting, to be held on April 18, 2019, at 10 a.m., Central time, is set forth in the enclosed Notice and Proxy Statement. The proposals are discussed in detail in the Proxy Statement, which you should read carefully. If you have questions, please call USAA Investments at 800-531-1235.

It is important that your vote be received no later than April 17, 2019. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Brooks Englehardt	Robert L. Mason, Ph.D.
President	Chairman of the Board of Trustees of
USAA Asset Management Company	USAA Mutual Funds Trust
Enclosures

99246-0219

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, by telephone, or online via the Internet as indicated on the enclosed proxy card(s). If you own shares of more than one Fund, you will receive a proxy card for each Fund in which you own shares. Please vote each proxy card. If voting by mail, you are requested to:

∙Indicate your voting instructions on the proxy card(s);

∙Date and sign the proxy card(s);

∙Mail the proxy card(s) promptly in the enclosed postage-paid envelope; and

∙Allow sufficient time for the proxy card(s) to be received by 11:59 p.m., Central time, on April 17, 2019. (However, proxies received after this time may still be voted in the event of any postponements or adjournments of the Meeting to a later date.)

If you sign, date, and return the proxy card(s) but give no voting instructions for any proposal(s), the proxies will vote "FOR" such proposals. To avoid the additional expense of further solicitations, the Funds ask your cooperation in mailing your proxy card(s) immediately.

As an alternative to voting by mail, you may vote by telephone (automated touchtone) or online via the Internet, as follows:

To vote by telephone:

(i)Read the Proxy Statement and have your proxy card(s) at hand.

To vote online via the Internet:

(i)Read the Proxy Statement and have your proxy card(s) at hand. USAA members holding fund positions directly with USAA also can vote their proxy through usaa.com by going to usaa.com/proxy.

(ii)Call the toll-free number that appears on your proxy card(s).

(iii)Enter the control number(s) set forth on the proxy card(s) and follow the simple, automated instructions.

(ii)Go to the website that appears on your proxy card(s).

(iii)Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.

The Funds encourage you to vote by telephone (automated touchtone) or online via the Internet using the control number(s) that appears on your enclosed proxy card(s). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions regarding the proposals, the proxy materials, or need assistance voting your shares, please contact USAA Investments at 800-531-1235. If the Funds do not receive your vote after our original mailing, you may be contacted by Broadridge Financial Solutions, Inc. ("Broadridge"), the Funds' proxy solicitor, in any case, to remind you to vote.

USAA Mutual Funds Trust

Aggressive Growth Fund	Nasdaq-100 Index Fund
California Bond Fund	New York Bond Fund
Capital Growth Fund	Precious Metals and Minerals Fund
Cornerstone Aggressive Fund	S&P 500 Index Fund
Cornerstone Conservative Fund	Science & Technology Fund
Cornerstone Equity Fund	Short-Term Bond Fund
Cornerstone Moderate Fund	Small Cap Stock Fund
Cornerstone Moderately Aggressive Fund	Target Managed Allocation Fund
Cornerstone Moderately Conservative Fund	Target Retirement 2020 Fund
Emerging Markets Fund	Target Retirement 2030 Fund
Extended Market Index Fund	Target Retirement 2040 Fund
Global Equity Income Fund	Target Retirement 2050 Fund
Global Managed Volatility Fund	Target Retirement 2060 Fund
Government Securities Fund	Target Retirement Income Fund
Growth & Income Fund	Tax Exempt Intermediate-Term Fund
Growth Fund	Tax Exempt Long-Term Fund
Growth and Tax Strategy Fund	Tax Exempt Money Market Fund
High Income Fund	Tax Exempt Short-Term Fund
Income Fund	Treasury Money Market Trust
Income Stock Fund	Ultra Short-Term Bond Fund
Intermediate-Term Bond Fund	Value Fund
International Fund	Virginia Bond Fund
Managed Allocation Fund	World Growth Fund
Money Market Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0227

_____________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 18, 2019

_____________________________________

Notice is hereby given that a Special Meeting of Shareholders of the USAA Mutual Funds Trust (the "Trust") will be held in Eagle Hall, Room A in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on Thursday, April 18, 2019, at 10 a.m., Central time (together with any postponements or adjournments thereof, the "Meeting"). The Meeting will be held on behalf of each of the Trust's series listed above (each, a "Fund," and collectively, the "Funds").

At the Meeting, shareholders of the Funds will be asked to vote on the following proposals:

Proposals		Shareholders Entitled to Vote

1.	Approval of a new Investment Advisory Agreement between the	Shareholders of each Fund, with each
	Trust, on behalf of its Funds, and Victory Capital Management	Fund voting separately on the
	Inc.	proposal.

2.	Approval of the election of two new Trustees to the Board of	Shareholders of each Fund voting
	Trustees of the Trust.	together.

To transact such other business as may properly come before the
Meeting.

Shareholders of record of the Funds at the close of business on February 8, 2019, are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares of the Funds. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting, including any adjournments or postponements of the Meeting.

The proposals are discussed in detail in the Proxy Statement attached to this notice. Please read those materials carefully for information concerning the proposals. THE BOARD OF TRUSTEES OF THE TRUST

UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY. FOR YOUR CONVENIENCE, YOU ALSO MAY VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S) UNLESS YOU ELECT TO CHANGE YOUR VOTE.

By Order of the Board of Trustees of

USAA Mutual Funds Trust,

Kristen Millan

Secretary

February 20, 2019

San Antonio, Texas

PROXY STATEMENT

February 20, 2019

Special Meeting of Shareholders

To be held on April 18, 2019

USAA Mutual Funds Trust

Aggressive Growth Fund	Nasdaq-100 Index Fund
California Bond Fund	New York Bond Fund
Capital Growth Fund	Precious Metals and Minerals Fund
Cornerstone Aggressive Fund	S&P 500 Index Fund
Cornerstone Conservative Fund	Science & Technology Fund
Cornerstone Equity Fund	Short-Term Bond Fund
Cornerstone Moderate Fund	Small Cap Stock Fund
Cornerstone Moderately Aggressive Fund	Target Managed Allocation Fund
Cornerstone Moderately Conservative Fund	Target Retirement 2020 Fund
Emerging Markets Fund	Target Retirement 2030 Fund
Extended Market Index Fund	Target Retirement 2040 Fund
Global Equity Income Fund	Target Retirement 2050 Fund
Global Managed Volatility Fund	Target Retirement 2060 Fund
Government Securities Fund	Target Retirement Income Fund
Growth & Income Fund	Tax Exempt Intermediate-Term Fund
Growth Fund	Tax Exempt Long-Term Fund
Growth and Tax Strategy Fund	Tax Exempt Money Market Fund
High Income Fund	Tax Exempt Short-Term Fund
Income Fund	Treasury Money Market Trust
Income Stock Fund	Ultra Short-Term Bond Fund
Intermediate-Term Bond Fund	Value Fund
International Fund	Virginia Bond Fund
Managed Allocation Fund	World Growth Fund
Money Market Fund

This Proxy Statement is furnished to the shareholders of the above-listed series (each a "Fund" and, together, the "Funds"), of USAA Mutual Funds Trust (the "Trust"), in connection with the solicitation of proxies by the Trust's Board of Trustees (the "Board of Trustees," or "Board") for use at the Special Meeting of Shareholders to be held on April 18, 2019, in Eagle Hall Room A in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 at 10 a.m., Central time (together with any postponements or adjournments thereof, the "Meeting").

At the Meeting, shareholders of the Funds will be asked to vote on the following proposals (each, a "Proposal"):

Proposals		Shareholders Entitled to Vote

1.	Approval of a new Investment Advisory Agreement	Shareholders of each Fund, with each Fund
	between the Trust, on behalf of its Funds, and Victory	voting separately on the Proposal.
Capital Management Inc.

2.	Approval of the election of two new Trustees to the	Shareholders of each Fund voting together.
Board of Trustees of the Trust.

To transact such other business as may properly come before
the Meeting.

This Proxy Statement sets forth the basic information you should know before voting on the Proposals. You should read it and keep it for future reference. The proxy materials are being mailed to shareholders on or about February 20, 2019. Each Fund previously has sent its most recent annual report and subsequent semiannual report, if any, to shareholders. A copy of each Fund's most recent annual report and any subsequent semiannual report may be obtained without charge online at usaa.com, by writing to the applicable Fund at 9800 Fredericksburg Road, San Antonio, TX 78288-0227, or by calling (800) 531-USAA (8722).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Thursday, April 18, 2019: The Notice and the accompanying Proxy Statement are available on the Funds' website at usaa.com\proxy and at proxyvote.com. On these websites, you also will be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

TABLE OF CONTENTS
INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS	................ 1
PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
BETWEEN USAA MUTUAL FUNDS TRUST, ON BEHALF OF ITS FUNDS, AND
VICTORY CAPITAL MANAGEMENT INC. ......................................................................................	11
Background .........................................................................................................................................	11
The Existing Management Agreements and the New Advisory Agreement.........................................	11
Section 15(f) of the 1940 Act ...............................................................................................................	19
Required Vote ......................................................................................................................................	20
PROPOSAL 2: APPROVAL OF THE ELECTION OF TWO NEW TRUSTEES
TO THE BOARD OF TRUSTEES OF THE TRUST ...........................................................................	20
Background .........................................................................................................................................	20
Nominees .............................................................................................................................................	21
Information Regarding the Funds' Continuing Trustees and Officers................................................	23
Qualifications and Experience of the Trustees and Nominees ............................................................	28
Board Structure and Responsibilities..................................................................................................	30
Board Meetings and Standing Committees .........................................................................................	31
Board Oversight of Risk Management ................................................................................................	32
Compensation of the Trustees .............................................................................................................	32
Trustees' and Nominees' Ownership of Fund Shares .........................................................................	34
Required Vote ......................................................................................................................................	36
BOARD CONSIDERATIONS RELATING TO THE TRANSACTION
AND THE NEW ADVISORY AGREEMENT ......................................................................................	36
Background for the Board Approvals..................................................................................................	36
Factors Considered in Approving the New Advisory Agreement........................................................	37
VOTING AND OTHER INFORMATION.............................................................................................	43
Who May Vote .....................................................................................................................................	43
Voting in Person..................................................................................................................................	43
Requirement of a Quorum and Vote Needed.......................................................................................	43
Adjournments.......................................................................................................................................	44
Solicitation of Proxies .........................................................................................................................	44
Costs of the Meeting ............................................................................................................................	44
Principal Holders ................................................................................................................................	45
Other Matters to Come Before the Meeting ........................................................................................	45
Householding.......................................................................................................................................	45
Shareholder Communications with the Board of Trustees..................................................................	45
Shareholder Information .....................................................................................................................	45
INSTRUCTIONS FOR SIGNING PROXY CARDS ............................................................................	46
INDEX OF APPENDICES TO PROXY STATEMENT.......................................................................	47

INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the background of events leading to the Meeting and the Proposals. The information provided under this section is qualified in its entirety by reference to the Proxy Statement.

Why am I receiving these materials?

You are receiving these proxy materials, which includes a notice of the Meeting, the Proxy Statement, and the accompanying proxy card(s), because a Special Meeting of Shareholders of USAA Mutual Funds Trust (the "Trust") will be held on April 18, 2019 in Eagle Hall, Room A in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 at 10 a.m., Central time (together with any postponements or adjournments thereof, the "Meeting") at which you will be asked to vote on the following Proposals:

1.Approval of a new Investment Advisory Agreement between the Trust, on behalf of its series (each a "Fund" and, together, the "Funds"), and Victory Capital Management Inc. ("Victory Capital") (the "New Advisory Agreement"); and

2.Approval of the election of two new Trustees to the Board of Trustees (the "Board") of the Trust.

The Trust also shall transact such other business as may properly come before the Meeting.

On February 8, 2019, the Record Date for the Meeting, you owned shares of one or more Funds and, as a result, have a right to vote on the Proposals.

Why am I being asked to vote on the Proposals?

Approval of the Proposals is sought in connection with the sale of USAA Asset Management Company ("AMCO"), the Funds' current investment adviser, to Victory Capital Holdings, Inc. ("Victory Holdings"), a publicly traded investment management firm, whereby AMCO will become a wholly owned subsidiary of Victory Holdings (the "Transaction"). It is proposed that upon the closing of the Transaction, Victory Capital, a wholly owned subsidiary of Victory Holdings and registered investment adviser, serve as the investment adviser to the Funds. Victory Capital will own substantially all the assets related to AMCO's business of providing investment advisory and investment management services to the Funds, including the books and records relating to the Funds and the investment performance of each Fund.

The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). Section 15(a)(4) provides, in part, that with respect to an investment company, such as the Funds, any investment advisory agreement, including any subadvisory agreement, terminates automatically upon its "assignment," which includes any transfer of a controlling block of outstanding voting securities of an investment adviser. Such transfer is often referred to as a "Change of Control Event." The sale of AMCO to Victory Holdings will be deemed a Change of Control Event, which will cause an assignment of each of the investment advisory or management agreements between AMCO and the Trust, on behalf of the Funds (together the "Existing Management Agreements"), and result in the automatic termination of those agreements. The Change of Control Event also will result in the termination of each of the subadvisory agreements between AMCO and the subadvisers to the Funds. Section 15(a) of the 1940 Act also provides that "it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company." Because it is proposed that Victory Capital serve as the new investment adviser to the Funds after the closing of the Transaction, the New Advisory Agreement must be approved by Fund shareholders.

Accordingly, shareholders are being asked to approve the New Advisory Agreement between the Trust, on behalf of its Funds, and Victory Capital. The advisory fee rates payable by the Funds under the New Advisory Agreement are the same as the advisory fee rates payable under the Funds' Existing Management Agreements with AMCO. A discussion of the New Advisory Agreement is contained in Proposal 1, and the form of the New Advisory Agreement is attached hereto as Appendix A. For Funds that retain one or more subadvisers, Victory Capital will enter into new subadvisory agreements with the applicable subadvisers to ensure that the current subadvisers to the Funds can continue to provide services to the Funds after the closing of the Transaction. Shareholder approval is not required for the new subadvisory agreements. However, with respect to the Extended Market Index Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund, Victory Capital will manage these Funds as the investment adviser in replacement of the subadvisers that currently manage those Funds.

In addition, in anticipation of the closing of the Transaction, shareholders are asked to elect two new nominees to the Board of Trustees of the Trust to serve following the closing of the Transaction: (1) David C. Brown, who is proposed to serve as a Trustee and who is an "interested person," as defined in the 1940 Act, of the Trust (an "Interested Trustee"), and (2) John C. Walters, who is proposed to serve as an Independent Trustee (defined below).

How does the Board recommend that I vote on the Proposals?

In anticipation of the Transaction, the Trust's Board met at a series of meetings commencing in November 2018, including meetings of the full Board and separate meetings of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust ("Independent Trustees"), for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Advisory Agreement with Victory Capital, as well as new subadvisory agreements for the applicable subadvised Funds between Victory Capital and the applicable subadviser(s), each to take effect upon the closing of the Transaction, and, in the case of the New Advisory Agreement, subject to shareholder approval of the agreement. At an in-person meeting held on January 7-8, 2019, the Independent Trustees considered the New Advisory Agreement and new subadvisory agreements and considered the qualifications of David C. Brown and John C. Walters as nominees to serve as Trustees of the Trust. Subsequently, at an in-person Board meeting held on January 14-15, 2019, for the reasons discussed under "Board Considerations Relating to the Transaction and the New Advisory Agreement" in the Proxy Statement, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement and new subadvisory agreements, and unanimously recommended approval of the New Advisory Agreement by each Fund's shareholders. The Board, including the Independent Trustees, also unanimously approved the candidacy of Mr. Brown and Mr. Walters as Trustees of the Trust, subject to shareholder approval.

What is the Transaction?

On November 6, 2018, United Services Automobile Association ("USAA"), a diversified financial services organization and the ultimate parent company of AMCO, announced that its subsidiary, USAA Investment Corporation, had entered into a stock purchase agreement (the "Purchase Agreement") with Victory Holdings, pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("USAA Transfer Agent") from USAA Investment Corporation for a purchase price of approximately $850 million ("Base Purchase Price") (subject to adjustment based upon a number of variables). If the Transaction is consummated, AMCO and USAA Transfer Agent will become wholly owned subsidiaries of Victory Holdings; and if Fund shareholders approve the New Advisory Agreement, Victory Capital will become the investment adviser to the Funds. Victory Holdings intends to maintain the USAA Transfer Agent entity and business as a standalone entity to continue providing uninterrupted services to the Funds and their shareholders as the Funds' transfer agent. AMCO may be merged into Victory Capital or another affiliate following the Transaction, but to the extent it is not, Victory Holdings does not contemplate AMCO will have any business operations over the longer term. Additional information regarding the ownership structure of Victory Capital is included in Appendix B.

Victory Holdings will finance the Transaction through a combination of debt and cash on Victory Holdings' balance sheet. Victory Holdings has received committed debt financing from bank financing sources to refinance the existing term loan and revolving line of credit facilities, finance the Transaction, and pay related fees and expenses. The financing of the Transaction is not expected to have any material impact on Victory Capital's ability to provide a high level of service to the Funds and continuously invest and re-invest in its business. The Base Purchase Price is subject to a number of adjustments, including an obligation by Victory Holdings to make contingent payments of up to a total of $150 million over four years if certain annual revenue thresholds relating to AMCO's assets under management are achieved. The Base Purchase Price will be reduced if AMCO does not obtain client consents ("Consents") relating to the termination of AMCO's agreements with its investment management clients representing revenues equal to at least 95% of the agreed upon baseline revenue amount. The Base Purchase Price is subject to working capital and debt adjustments as well as reductions for certain unpaid transaction expenses, accrued bonuses and commissions, and other specified liabilities of AMCO, at the closing of the Transaction. The Base Purchase Price also is subject to a customary post-closing adjustment, as well as a true-up payment in respect of Consents obtained in the 180 days following the closing of the Transaction.

The Transaction is expected to close on or about the end of the second quarter of 2019, subject to regulatory and other approvals and other obligations in the Purchase Agreement being satisfied, or waived by the parties thereto, including, among others, (i) receipt of consents from AMCO's investment management clients, including the Funds, representing at least seventy-five percent (75%) of AMCO's investment advisory fee revenues as of an agreed upon base date, and (ii) the election of David C. Brown to the Board of Trustees of the Trust. The direct costs of the Transaction will be borne by AMCO and Victory Capital.

The Funds will not bear any portion of these expenses.

In addition, under the terms of the Purchase Agreement, (i) USAA Investment Management Company (or any successor thereto) also is obligated to continue using certain of the Funds in the USAA Managed Portfolios-UMP® ("UMP") program for two years after the closing of the Transaction, if consistent with its fiduciary obligations to participants in the UMP accounts, and

(ii)certain USAA affiliates have agreed to retain specified seed capital investment in certain Funds for at least two years after closing of the Transaction.

Victory Holdings expects to retain certain AMCO employees who provide investment management and operational support to the Funds as employees of Victory Capital after the closing of the Transaction ("Post-Transaction"). As explained in Proposal 1—"Anticipated Changes to the Funds' Portfolio Management," Victory Capital extended employment offers to AMCO investment personnel servicing certain Funds, who will be integrated with the Victory Solutions team. In addition, Victory Capital plans to create a separate distribution channel focused on USAA members and retain sales and servicing leadership and staffing from USAA and AMCO. Victory Capital also plans to enhance its fund administration and shareholder servicing resources with employees hired from USAA and partner with several of Victory Capital's key service providers, including FIS Investor Services LLC ("FIS") (sub-transfer agent) and Citi Fund Services Ohio, Inc. ("Citi") (sub-administrator and sub-fund accountant), who may hire USAA employees for certain transfer agency, call center, and fund administration functions. Victory Holdings also anticipates augmenting its operations, technology, and legal/compliance areas with additional resources from USAA that may become available.

Victory Holdings and USAA expect to enter a Transition Services Agreement pursuant to which USAA will provide Victory Holdings and the acquired businesses with services that are currently provided to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction, including transfer agency applications, call center infrastructure, security and compliance infrastructure, and people and facilities. The Transition Services Agreement is intended to enable Victory Holdings to transition the direct channel distribution and USAA member support in an orderly manner Post- Transaction.

Who are Victory Holdings and Victory Capital?

Victory Holdings, a publicly traded Delaware corporation, is a global investment management firm operating a next-generation, integrated multi-boutique business model through its indirect, wholly owned subsidiary, Victory Capital. Victory Capital is a New York corporation and registered investment adviser that operates a scalable operating platform that provides centralized distribution, marketing, and operations infrastructure to its group of specialized and largely autonomous investment managers, referred to as "investment franchises." As of December 31, 2018, Victory Capital's nine investment franchises, which are not separate legal entities, and its Victory Solutions team, which consists primarily of rules-based customized strategies, collectively managed over 70 investment strategies for a wide range of institutional and retail clients. Victory Capital's investment franchises are operationally integrated but are separately branded and make investment decisions independently from one another.

Victory Capital has been a registered investment adviser with the Securities and Exchange Commission ("SEC") since 1972 and employs all of Victory Holdings' U.S. investment professionals across the investment franchises. As of December 31, 2018, Victory Capital managed and advised assets in excess of $52.7 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, mutual funds, and exchange-traded funds ("ETFs"). Victory Capital currently serves as the investment adviser and fund administrator to 57 mutual funds and 18 ETFs in the Victory Funds complex. Its principal office is 4900 Tiedeman Rd, 4th Floor, Brooklyn, Ohio 44144- 1226. Information regarding Victory Capital's other investment company clients is included in Appendix C.

How will the Transaction affect the Fund(s) in which I invest?

AMCO is the investment adviser to each Fund. (See Appendix D for the amounts paid by each Fund to AMCO over the most recently completed fiscal year.) The current subadvisers for the subadvised Funds are listed in Appendix E.

If shareholders approve the New Advisory Agreement and the Transaction is consummated, Victory Capital will replace AMCO as the investment adviser and will manage the Funds. Following the Transaction, Victory Capital will oversee the activities of the Funds' investment teams, which would be comprised of investment personnel from Victory Capital's investment teams (including investment professionals currently employed by AMCO) and from subadvisers to those Funds that are subadvised by one or more subadvisers and will retain or terminate those teams or allocate or reallocate assets among them as it determines to be appropriate and in the best interest of the Funds and their shareholders.

Victory Capital has advised the Board that it does not anticipate that having Victory Capital provide investment management services will result in any reduction in the quality of services now provided to the Funds and that Victory Capital is not aware of any circumstances that may have any adverse effect on its ability to fulfill its obligations to the Funds. Except as discussed below with respect to certain of the Funds, the Transaction is not expected to (1) result in significant changes to the day-to-day management of the Funds, (2) affect the investment objective(s) or investment strategies of any Fund, or (3) impact any existing portfolio management team's investment philosophy or process.

Victory Holdings expects to retain certain AMCO employees who provide investment management and operational support to the Funds as employees of Victory Capital Post-Transaction. While there can be no assurance that any particular AMCO employee will continue his or her employment with Victory Capital, Victory Capital has implemented a retention program to incentivize AMCO employees to maintain their employment through the closing of the Transaction and beyond. Further, Victory Holdings believes it is offering competitive compensation and a sound employment opportunity for future growth (professional and compensation) for personnel who join Victory Capital, which should help to ensure continuous and uninterrupted services to the Funds.

Victory Capital currently contemplates changes to the investment management arrangements for certain Funds, as discussed in the Proxy Statement and summarized below:

S&P 500 Index Fund and Nasdaq-100 Index Fund

∙Victory Capital proposes to replace the current subadviser to these Funds, Northern Trust Investments, N.A. ("Northern Trust"), with portfolio managers from its Victory Solutions team.

∙Victory Capital also proposes changing the underlying index tracked by the S&P 500 Index Fund to a custom index published by Wilshire Associates, Inc. ("Wilshire"). The new index, Victory US Large Cap 500 Index, is intended to be a comparable index in terms of market cap exposure, return, and risk profile to the existing S&P 500 Index.

∙The name of the Fund also will change to "USAA 500 Index Fund." Additionally, the investment objective and principal investment strategies will change to reflect the change in index.

∙Victory Capital is not proposing any changes to the Nasdaq-100 Index Fund's investment objectives, principal investment strategies, or investment processes.

Extended Market Index Fund

∙Victory Capital proposes to replace the current subadviser to this Fund, BNY Mellon Asset Management North America (n/k/a Mellon Corporation) ("BNY Mellon"), with portfolio managers from its Victory Solutions team.

∙Victory Capital proposes changing the underlying index tracked by the Extended Market Index Fund. The index would change from Dow Jones U.S. Completion Total Stock Market Index to the Wilshire 4500 Completion Index, published by Wilshire. The new index is intended to be a comparable index in terms of market cap exposure, return, and risk profile to the existing Dow Jones U.S. Completion Total Stock Market Index.

∙The investment objective and principal investment strategies also will change to reflect the change in the index.

Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund

∙Victory Capital proposes to replace the portfolio managers employed by AMCO that currently manage all or a portion of these Funds with portfolio managers from one or more investment teams employed by Victory Capital.

∙Victory Capital does not propose any changes to the investment objective(s). Although the investment processes used by Victory Capital portfolio managers are expected to differ from those that are utilized by the current AMCO portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

Capital Growth Fund, Emerging Markets Fund, Growth Fund, Growth and Tax Strategy Fund, International Fund, Science & Technology Fund, Small Cap Stock Fund, Value Fund, and World Growth Fund

∙Victory Capital proposes to add portfolio managers from one or more investment teams employed by Victory Capital to serve as additional portfolio managers to manage all or a portion of these Funds according to each investment team's own investment process.

∙For the Emerging Markets Fund, Victory Capital proposes to add Victory Capital teams to the existing team that Victory Capital currently uses to manage a portion of this Fund as a subadviser.

∙Victory Capital does not propose any changes to the investment objectives. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's or a subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

∙Following the addition of the Victory Capital teams to manage these Funds, Victory Capital will allocate and reallocate among the current subadviser teams and the new Victory Capital teams for each Fund in such a way that Victory Capital believes, at the time of the Transaction close, will best position these Funds to optimize the risk/return outcome for shareholders.

Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Moderately Conservative Fund, Global Managed Volatility Fund, Managed Allocation Fund, Target Managed Allocation Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund

∙Victory Capital intends to integrate the current AMCO portfolio managers of these Funds with its Victory Solutions team. Additionally, Victory Capital proposes to add an additional portfolio manager from the Victory Solutions team to supplement the Funds' existing portfolio managers.

∙Victory Capital does not propose any changes to the Funds' investment objectives or principal investment strategies or to the investment processes used to manage these Funds.

More information about Victory Capital's investment teams, their portfolio personnel, and investment processes are discussed in Appendix F. In some cases, the amount of Fund assets allocated to a particular subadviser team may be more or less than what they have today or may be allocated to zero. To the extent that Victory Capital allocates or reallocates between existing teams and new Victory Capital investment teams or makes changes to the Funds' portfolios, such changes may result in the Fund selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. Such sales of securities could lead to increased taxable distributions of gains to shareholders. However, Victory Capital intends to take these potential transaction costs and tax consequences into consideration when making these decisions and will manage these portfolio transitions to minimize any impact to the Funds and their shareholders.

Victory Holdings expects that Post-Transaction the slate of Fund officers will be a combination of individuals from AMCO and Victory Capital, which will help provide both historical and institutional knowledge as well as promote alignment with the Victory Funds to the extent possible. Also, consistent with its current practice for the Victory Funds, Victory Holdings anticipates naming a senior member of the financial administration team of Citi Fund Services Ohio, Inc. ("Citi"), the sub- administrator and sub-fund accountant for the Funds to serve as a Fund officer (e.g., treasurer or an assistant treasurer).

Will the advisory fee rate and other expenses of the Funds change?

The New Advisory Agreement contains the same advisory fee rates and computation method for calculating such fees as the Existing Management Agreements (except that Victory Capital may in the future use a single designated share class to calculate the performance adjustment as discussed below). Pursuant to a contractual expense limitation agreement (the "ELA") to be entered into at close of the Transaction between the Trust and Victory Capital, for at least two years after the closing of the Transaction, Victory Capital will waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in the Fund's most recent audited financial statements at the time of Transaction close (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee. The ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The ELA may be terminated only by the Trust's Board.

Additionally, under the terms of the New Advisory Agreement, no performance adjustment (positive or negative) will be made to the amount payable to Victory Capital for the first 12 months as adviser to those Funds whose advisory fee rates include a performance adjustment, even if such adjustment would have been made had AMCO continued as the investment adviser. Therefore, each such Fund will pay only its base fee for the first 12 months that the New Advisory Agreement is effective. In addition, the performance adjustment for each class of shares of the Fund after the first 12 months will be based only on the performance of such class under the New Advisory Agreement. For this reason, the Fund may pay a higher or lower advisory fee during the first 12 months of the New Advisory Agreement than it would have paid under the Existing Multi-Fund Agreement had AMCO continued as the investment adviser and thereafter as the performance adjustment may be higher or lower than if AMCO continued as the investment adviser. Appendix G includes a chart that shows the net positive or negative performance adjustment for each applicable Fund's most recent fiscal year end.

Will the Funds continue to use a "manager-of-managers" structure?

Yes. The Funds are authorized to use, and many Funds currently use, a "manager-of-managers" structure pursuant to exemptive relief granted by the SEC to an AMCO affiliate. Under the manager-of-managers structure, AMCO can select (with the approval of the Board but without shareholder approval) one or more unaffiliated subadvisers to manage the day-to-day investment of a Fund's assets. AMCO monitors each subadviser's performance, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, modified, or terminated. AMCO may allocate and reallocate assets among the subadvisers with allocations to any subadviser ranging from 0% to 100% of a Fund's assets. Post-Transaction, all Funds will continue to be authorized to use, and the Funds that currently use a manager-of-managers structure will continue to use, a manager-of-managers structure in reliance on prior shareholder approval of using a manager-of-manager structure and exemptive relief granted by the SEC to a predecessor entity of Victory Capital or on updated exemptive relief Victory Capital has applied for and anticipates receiving from the SEC. Post-Transaction, Victory Capital would select (with the approval of the Board but without shareholder approval) one or more unaffiliated subadvisers to manage the day-to-day investment of a Fund's assets. Victory Capital also would monitor each subadviser's performance, and periodically report to the Board as to whether each subadviser's agreement should be renewed, modified, or terminated. Like AMCO, Victory Capital would allocate and reallocate assets among the subadvisers with allocations to any subadviser ranging from 0% to 100% of a Fund's assets. For Funds that currently use subadvisers, Victory Capital anticipates entering into subadvisory agreements with the Funds' existing subadvisers (except Victory Capital as subadviser to Emerging Markets Fund, BNY Mellon as subadviser to Extended Market Index Fund, and Northern Trust as subadviser to S&P 500 Index Fund and Nasdaq-100 Index Fund) to become effective after the New Advisory Agreement is in effect.

What are the significant differences between the Existing Management Agreements with AMCO and the New Advisory Agreement with Victory Capital?

As described in the Proxy Statement, the New Advisory Agreement with Victory Capital for the Funds is substantially similar to the Funds' Existing Management Agreements with AMCO. The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except as discussed below). The New Advisory Agreement primarily differs from the Existing Management Agreements as follows:

∙The New Advisory Agreement updates the names of certain Lipper performance indexes used to calculate the performance adjustment for the High Income Fund, Income Fund, Tax Exempt Intermediate-Term Fund, and Precious Metals and Minerals Fund;

Fund	Performance Index	Current Name of Performance Index
High Income Fund	Lipper High Current Yield Index	Lipper High Yield Bond Funds Index
Income Fund	Lipper Corporate Debt Funds A	Lipper A Rated Bond Funds Index
Rated Index
Tax Exempt Intermediate-	Lipper Municipal Debt Funds Index	Lipper Intermediate Municipal Debt
Term Fund		Funds Index
Precious Metals and	Lipper Gold Funds Index	Lipper Precious Metals Equity Funds
Minerals Fund		Index

∙The New Advisory Agreement also clarifies (1) the process for selecting a new performance index used to calculate the performance adjustment in the event the third party that maintains that index ("index provider") determines to terminate publishing that index, and (2) that in the event that an index provider determines to terminate publishing a performance index and such index is superseded by a successor index designated by the index provider, the successor index will be substituted for the index for purposes of calculating the performance adjustment;

∙The New Advisory Agreement provides for the same basic compensation structure and advisory fee rates as the Existing Management Agreements. Each Fund will pay an advisory fee at the same annual rate as a percentage of average daily net assets (the "base fee") as it does under its Existing Management Agreement. The Funds that currently pay an advisory fee, which is comprised of a base fee and a performance adjustment, will continue to pay a base fee and a performance adjustment using the same computation method that is used in the Existing Management Agreements.

Currently, the performance adjustment is calculated monthly on a class-by-class basis for each applicable Fund and is added to or subtracted from the base fee depending upon the performance of each share class relative to the performance of a designated performance adjustment benchmark index over the performance period. The performance period for each share class consists of the current month plus the previous 35 months. A class will pay, for instance, a positive performance adjustment for a performance period whenever the class outperforms the designated index over that period, even if the class had overall negative returns during the performance period. See each Fund's prospectus for additional information on the performance adjustment, including the calculation and designated index, and Appendix G for each applicable Fund's performance adjustment as of its last fiscal year-end. The performance adjustment will continue to be calculated in the same manner under the New Advisory Agreement, except that the performance period will reset to zero upon effectiveness of the New Advisory Agreement and no performance adjustment (positive or negative) will be made to the amount payable to Victory Capital for the first 12 months under the Agreement. The New Advisory Agreement permits (1) calculation and application of the performance adjustment on a class-by-class basis or (2) the designation of a single share class of a Fund for purposes of calculating the performance adjustment, and application of the resulting performance adjustment across each other class of shares of the Fund. The use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment was calculated class by class, primarily due to the impact of differences in the fees and expenses between share classes on performance;

∙The New Advisory Agreement covers all Funds in a single agreement, whereas AMCO currently maintains four separate agreements amongst the Funds;

∙The Existing Management Agreements provide that AMCO may voluntarily waive its fees or otherwise reduce its compensation from time to time and permit AMCO to recoup previously waived or reimbursed Fund fees and expenses under certain conditions. The New Advisory Agreement does not contain a similar provision; rather, the proposed contractual ELA (as discussed above) between the Trust, on behalf of the Funds, and Victory Capital contains a provision allowing Victory Capital to recoup previously waived or reimbursed Fund fees and expenses under certain conditions;

∙The New Advisory Agreement explicitly states that there are no third-party beneficiaries to the agreement; and

∙The New Advisory Agreement selects Delaware law as the governing law, rather than Texas law.

Are the new subadvisory agreements different from the existing subadvisory agreements?

Victory Capital proposes to enter into investment subadvisory agreements on behalf of the Funds that are substantially similar to the subadvisory agreements AMCO has entered into on behalf of the Funds. The primary anticipated differences are as follows:

•Under the new subadvisory agreements, communications between subadvisers would be restricted. This change is intended to satisfy a requirement under various affiliated transaction rules under the 1940 Act (e.g., Rules 10f-3, 12d3-1) in order to treat multi-managed sleeves of funds as separate funds;

•Under the new subadvisory agreements, proxy voting would be delegated to the subadvisers. Today, AMCO votes all proxies received; and

•Under the new subadvisory agreements, governing law would change from Texas law to New York law.

How will the Transaction affect the other service providers to the Funds?

Affiliated Service Providers:

Administrator. AMCO also serves as the administrator to each Fund under a separate administration agreement with the Trust, on behalf of the Funds, pursuant to which AMCO provides administrative and certain shareholder-related services. AMCO provides the Funds with office space, equipment, and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by certain third parties, such as the custodian. See Appendix H for the amounts paid by each Fund to AMCO over the most recently completed fiscal year.

Post-Transaction, Victory Capital will serve as the administrator to each Fund under a separate administration agreement with the Trust, on behalf of the Funds, and will provide substantially similar administrative and shareholder-related services as

AMCO currently provides to the Funds. In addition, under the proposed administration agreement, Victory Capital also will provide fund accounting services currently provided to the Funds by the Funds' custodian. The fee rates under the proposed administration agreement with Victory Capital are expected to be the same as the fee rates under the Funds' administration agreement with AMCO. Victory Capital may delegate responsibility for carrying out certain of these services to third parties, including to Citi. Under its agreement with Victory Capital, Citi would be responsible for, among other things, calculating the Funds' net asset values; assisting in the annual audit of the Funds' financial statements, and preparing shareholder reports; coordinating dividend payments; calculating the Funds' performance; filing the Trust's tax returns; supplying individuals to serve as Trust officers; monitoring the Funds' status as regulated investment companies under the Internal Revenue Code; assisting with regulatory compliance and developing compliance procedures; and maintaining and filing fidelity bonds and Trustees' and officers'/errors and omissions insurance policies for the Trust.

Distributor. USAA Investment Management Company ("IMCO") serves as the distributor of the Funds' shares on a continuing, best-efforts basis. IMCO does not receive any fees or other compensation for such distribution services but may receive Rule 12b-1 fees with respect to share classes that have adopted a Rule 12b-1 Plan. Its principal address is 9800 Fredericksburg Road, San Antonio, Texas 78288. See Appendix H for Rule 12b-1 fees paid by each Fund to IMCO over the most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period.

Post-Transaction, Victory Capital Advisers, Inc. ("VCA") will serve as the distributor of the Funds' shares. VCA is an affiliated person of Victory Holdings. It operates as a "limited-purpose" broker-dealer under the Securities Exchange Act of 1934 and serves as the distributor of the Victory Mutual Funds. Like IMCO, VCA will not receive any fees or other compensation for such distribution services but may receive Rule 12b-1 fees with respect to share classes that have adopted a Rule 12b-1 Plan. Pursuant to Section 15 of the 1940 Act, the Board, including the Independent Trustees, unanimously approved the new distribution agreement with VCA at an in-person meeting held on January 15, 2019.

Transfer Agent. USAA Transfer Agency Company d/b/a USAA Shareholder Account Services (the "USAA Transfer Agent") serves as the transfer agent to the Funds. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. The USAA Transfer Agent's mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288. See Appendix H for the fees paid by each Fund to the USAA Transfer Agent over the most recently completed fiscal year.

Post-Transaction, Victory Holdings intends to maintain the USAA Transfer Agent entity and business as a standalone entity to provide uninterrupted service as transfer agent to the Funds. In addition, following the Transaction, USAA Transfer Agent will partner with FIS Investor Services LLC, as sub-transfer agent for carrying out certain of the transfer agency services. The fee rates paid by the Funds for transfer agency services are not expected to change as a result of the Transaction.

Other Service Providers:

Custodian. State Street Bank and Trust Company ("SSB") serves as the custodian and accounting agent for the Funds. The mailing address for SSB is P.O. Box 1713, Boston, Massachusetts 02105.

Post-Transaction and subject to Board approval, it is anticipated that Citibank, N.A., ("Citibank"), 388 Greenwich St., New York, New York 10013, will serve as the custodian of each Fund's assets.

Auditor. The Board of the Trust, including all the Independent Trustees, has selected Ernst & Young LLP ("E&Y"), 1700 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, as the independent registered public accounting firm ("independent auditor") for the Funds. E&Y has audited the financial statements of each Fund for its last two fiscal years and has represented that it does not have any direct financial interest or any material indirect financial interest in any Fund. Information regarding the audit and non-audit fees charged by E&Y to each Fund for its last two fiscal years is included in Appendix I. No change to the independent auditor is contemplated in connection with the Transaction; however, it may change in the future.

Representatives of E&Y are not expected to be at the Meeting; however, if such representatives are present at the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If an E&Y representative is not present at the Meeting, a representative will be available by telephone during the Meeting if any matter arises requiring assistance.

Why am I being asked to elect two new Trustees to the Trust's Board?

The Purchase Agreement contemplates that certain individuals would be nominated to be members of the Board of the Trust. Specifically, as discussed in Proposal 2 below, the two nominees are (1) David C. Brown, who is proposed to serve as an

Interested Trustee Post-Transaction and (2) John C. Walters who is proposed to serve as an Independent Trustee Post- Transaction. Information about the nominees, including age, principal occupations during the past five years, and other information is set forth in this Proxy Statement. If approved by shareholders, the new Trustees would take office only if the Transaction is consummated. If the new Trustees take office, they would serve alongside the current Trustees of the Trust.

Will there be any other changes to the Board?

It is expected that upon the closing of the Transaction, Mr. Daniel S. McNamara will replace Dr. Robert L. Mason as Chairman of the Board. Dr. Mason will remain on the Board Post-Transaction. Mr. Jefferson Boyce is expected to be appointed the Lead Independent Trustee and Vice Chairman.

Who is bearing the costs of the Meeting?

Victory Capital and AMCO will bear all expenses incurred in connection with the Meeting, including the costs of preparing, printing, and mailing this Proxy Statement, soliciting proxies, and any costs related to adjournments, whether or not the Proposals are approved by shareholders. The Funds will not bear any portion of the costs of the Meeting. The cost of retaining the proxy solicitor is estimated to be approximately $2.5 million for processing and tabulation fees, plus out-of-pocket expenses. This estimate does not reflect estimated costs associated with (i) solicitation efforts with respect to record holders or beneficial owners of shares, (ii) printing and mailing of the proxy materials, and (iii) reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners.

If the Proposals are approved, when will they be implemented? What will happen if the Proposals are not approved?

Proposal 1: If approved by shareholders of a Fund, the New Advisory Agreement will go into effect for that Fund upon the closing of the Transaction. The approval of the New Advisory Agreement with respect to any one Fund is not contingent upon the approval by any other Fund. If the shareholders of a particular Fund do not approve the New Advisory Agreement with respect to that Fund and the Transaction is consummated, the Board will consider what actions, if any, are available, necessary or appropriate, and in the best interests of the Fund and its shareholders. Such action may initially include obtaining for the Fund interim investment management services from AMCO or Victory Capital (at no more than the current fee rates charged by AMCO for up to 150 days following the Transaction) to permit additional time to solicit shareholder approval of the New Advisory Agreement. If the Transaction is not consummated for any reason, AMCO will continue to serve as investment adviser of the Funds in accordance with the terms of the Existing Management Agreements even if a Fund's shareholders approved the New Advisory Agreement. For example, a condition to the closing of the Transaction is that AMCO receive consents from its investment management clients, including the Funds, representing at least seventy-five percent (75%) of AMCO's investment advisory fee revenues as of an agreed upon base date. If AMCO does not receive the requisite consents, and the condition is not waived by Victory Holdings, the Transaction will not be consummated.

Proposal 2: If elected, the nominees will serve as Trustees effective upon the closing of the Transaction. If the Transaction is not consummated, the nominees will not serve as Trustees of the Trust, even if elected by shareholders, and the other changes to the Board discussed above will not take place. If one or both nominees are not elected by the shareholders, the Transaction may still be consummated, and the nominee(s) will not serve as Trustee(s).

Will my vote make a difference?

Yes. Your vote is needed to ensure that the Proposals can be acted upon. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s). You also may vote by signing, voting, and returning the proxy card(s) in the postage- paid envelope provided.

What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure that the Funds receive enough votes to act on the Proposals. Unless you are a direct shareholder that attends the Meeting to vote in person, your vote (cast by Internet, telephone, or paper proxy card) must be received by the Trust no later than 11:59 p.m. Central time on April 17, 2019. However, proxies received after this time may still be voted in the event of any postponements or adjournments of the Meeting to a later date.

Who is eligible to vote?

Any person who owned shares of a Fund on February 8, 2019, the Record Date for the Meeting (even if that person has since sold those shares).

Whom do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation. We have engaged Broadridge Financial Solutions, Inc. as our proxy solicitation agent. If you have questions, please call toll free 844-858-7380.

How can I vote my shares?

For your convenience, you are encouraged to vote in any of the following three simple ways:

Mail – sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided.

Internet – log on to the website address located on your proxy card(s). Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions. USAA members holding fund positions directly with USAA also can vote their proxy through usaa.com by going to usaa.com/proxy.

Telephone – dial the toll-free number on the enclosed proxy card(s). Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.

Please respond. Your vote is important whether or not you plan to attend the Meeting. To assure the presence of a quorum at the Meeting and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s), or by signing, voting, and returning the proxy card(s) in the envelope provided.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BETWEEN USAA MUTUAL FUNDS TRUST, ON BEHALF OF ITS FUNDS, AND

VICTORY CAPITAL MANAGEMENT INC.

Background

As described above under "Why am I being asked to vote on the Proposals?" the Existing Management Agreements between the Trust, on behalf of its Funds, and AMCO will automatically terminate upon the closing of the Transaction. It is proposed that Post-Transaction, Victory Capital serve as the investment adviser to the Funds. To ensure that advisory services can continue uninterrupted following the termination of the Existing Management Agreements, the Board, including the Independent Trustees, has approved the New Advisory Agreement for each Fund, to become effective upon the closing of the Transaction, subject to shareholder approval. For a discussion of anticipated changes affecting the Funds Post-Transaction, please see "How will the Transaction affect the Fund(s) in which I invest?" and "How will the Transaction affect the other service providers to the Funds" above. In the event the Transaction is not consummated, AMCO will continue to serve as investment adviser of the Funds pursuant to the terms of the Existing Management Agreements.

As discussed previously, pursuant to Section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any subadvisory agreement, on behalf of a registered investment company must terminate automatically upon its "assignment." As used in the 1940 Act, the term "assignment" includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a "Change of Control Event." Consummation of the Transaction whereby AMCO, currently a wholly owned subsidiary of USAA will become a wholly owned subsidiary of Victory Holdings, will constitute a Change of Control Event resulting in the automatic termination of the Existing Management Agreements between AMCO and the Trust, on behalf of the Funds. Section 15(a) of the 1940 Act also provides that "it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company," as defined by the 1940 Act. Because it is proposed that Victory Capital serve as the new investment adviser to the Funds after the closing of the Transaction, the New Advisory Agreement must be approved by Fund shareholders.

AMCO and the Trust are unaware of any Trustee having any material interest, direct or indirect, in the Transaction, except that Daniel S. McNamara, President and Vice Chairman of the Trust, is deemed to have such an interest because of his positions at USAA and its affiliates and because of his compensation arrangements totaling up to $750,000 based on the anticipated closing of the sale of AMCO and the USAA Transfer Agent. He also is potentially entitled to additional ongoing compensation relating to Post-Transaction transitional activities involving certain Fund matters.

The Existing Management Agreements and the New Advisory Agreement

AMCO and the Existing Management Agreements

AMCO, a Delaware corporation, serves as the investment adviser and fund administrator to each Fund. The USAA funds complex is comprised of USAA Mutual Funds Trust, which consists of 47 mutual fund portfolios, as well as the USAA ETF Trust, which consists of six ETF portfolios. AMCO has been a registered investment adviser with the SEC since 2011. As of December 31, 2018, AMCO had approximately $161.8 billion in total assets under management. AMCO's principal office is located at 9800 Fredericksburg Road, San Antonio, TX 78288-0227.

AMCO provides investment management services to the Funds under investment advisory or investment management agreements between the Trust, on behalf of each Fund, and AMCO (each, an "Existing Management Agreement"). The Existing Management Agreement for all Funds, other than the Extended Market Index Fund, Nasdaq-100 Index Fund, and S&P 500 Index Fund (together, the "Index Funds"), is referred to herein as the "Existing Multi-Fund Agreement." The Existing Management Agreements for the Index Funds are referred to herein as the "Existing Index Fund Agreements." The date of each Existing Management Agreement and the date on which it was last approved by Fund shareholders are provided in Appendix J. At an in-person meeting held on April 18, 2018, the Board, including the Independent Trustees, approved the renewal of the Existing Management Agreements. During each Fund's most recently completed fiscal year, no Fund made any material payments to AMCO or any affiliated person of AMCO for services provided to the Fund except as set forth on Appendices D and H. No Fund paid brokerage commissions within its last fiscal year to any broker that is an affiliated person of such Fund or an affiliated person of such person.

Victory Capital and the New Advisory Agreement

Victory Capital, a New York corporation, is an indirect, wholly owned registered investment advisory subsidiary of Victory Holdings. Victory Capital has been a registered investment adviser with the SEC since 1972 and employs all of the firm's U.S.

investment professionals across the investment franchises, which are not separate legal entities. As of December 31, 2018, Victory Capital managed and advised assets in excess of $52.7 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, mutual funds, and ETFs. Victory Capital currently serves as the investment adviser and fund administrator to 57 mutual funds and 18 ETFs in the Victory Funds complex. Its principal office is 4900 Tiedeman Rd., 4th Floor, Brooklyn, Ohio 44144-1226. Information regarding Victory Capital's other investment company clients is included in Appendix C.

It is proposed that Victory Capital provide investment management services to the Funds pursuant to the New Advisory Agreement. The New Advisory Agreement with Victory Capital for the Funds is substantially similar to the Funds' Existing Management Agreements with AMCO. The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except as discussed below). The New Advisory Agreement primarily differs from the Existing Management Agreements as follows:

∙The New Advisory Agreement updates the names of the performance indexes used to calculate the performance adjustment for the High Income Fund, Income Fund, Tax Exempt Intermediate-Term Fund, and Precious Metals and Minerals Fund;

Fund	Performance Index	Current Name of Performance Index
High Income Fund	Lipper High Current Yield Index	Lipper High Yield Bond Funds Index
Income Fund	Lipper Corporate Debt Funds A Rated	Lipper A Rated Bond Funds Index
Index
Tax Exempt Intermediate-	Lipper Municipal Debt Funds Index	Lipper Intermediate Municipal Debt
Term Fund		Funds Index
Precious Metals and	Lipper Gold Funds Index	Lipper Precious Metals Equity Funds
Minerals Fund		Index

∙The New Advisory Agreement also clarifies (1) the process for selecting a new performance index used to calculate the performance adjustment in the event the third party who maintains that index determines to terminate publishing that index, and (2) that in the event that an index provider determines to terminate publishing a performance index and such index is superseded by a successor index designated by the index provider, the successor index will be substituted for the index for purposes of calculating the performance adjustment;

∙The New Advisory Agreement provides for the same basic compensation structure and advisory fee rates as the Existing Management Agreements. Each Fund will pay an advisory fee at the same annual rate as a percentage of average daily net assets (the "base fee") as it does under its Existing Management Agreement. The Funds that currently pay an advisory fee, which is comprised of a base fee and a performance adjustment, will continue to pay a base fee and a performance adjustment using the same computation method that is used in the Existing Management Agreements.

Currently, the performance adjustment is calculated monthly on a class-by-class basis for each applicable Fund and is added to or subtracted from the base fee depending upon the performance of each share class relative to the performance of a designated performance adjustment benchmark index over the performance period. The performance period for each share class consists of the current month plus the previous 35 months. A class will pay, for instance, a positive performance adjustment for a performance period whenever the class outperforms the designated index over that period, even if the class had overall negative returns during the performance period. See each Fund's prospectus for additional information on the performance adjustment, including the calculation and designated index, and Appendix G for each applicable Fund's performance adjustment as of its last fiscal year-end. The performance adjustment will continue to be calculated in the same manner under the New Advisory Agreement, except that the performance period will reset to zero upon effectiveness of the New Advisory Agreement and no performance adjustment (positive or negative) will be made to the amount payable to Victory Capital for the first 12 months under the Agreement. The New Advisory Agreement permits (1) calculation and application of the performance adjustment on a class-by-class basis or (2) the designation of a single share class of a Fund for purposes of calculating the performance adjustment, and application of the resulting performance adjustment across each other class of shares of the Fund. The use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment was calculated class by class, primarily due to the impact of differences in the fees and expenses between share classes on performance;

∙The New Advisory Agreement covers all Funds in a single agreement, whereas AMCO currently maintains four separate agreements amongst the Funds;

∙The Existing Management Agreements provide that AMCO may voluntarily waive its fees or otherwise reduce its compensation from time to time and also permit AMCO to recoup previously waived or reimbursed Fund fees and expenses under certain conditions. The New Advisory Agreement does not contain a similar provision; rather, the proposed contractual expense limitation agreement (the "ELA") between the Trust, on behalf of the Funds, and Victory Capital contains a provision allowing Victory Capital to recoup previously waived or reimbursed Fund fees and expenses under certain conditions;

∙The New Advisory Agreement explicitly states that there are no third-party beneficiaries to the agreement; and

∙The New Advisory Agreement selects Delaware law as the governing law, rather than Texas law.

For a discussion of the factors considered by the Board in approving the New Advisory Agreement, subject to shareholder approval, please see "Board Considerations Relating to the Transaction and the New Advisory Agreement" below.

Description of the New Advisory Agreement and the Existing Management Agreements

The following summary of the New Advisory Agreement is qualified in its entirety by reference to the form of the New Advisory Agreement attached hereto as Appendix A.

Advisory and Other Services. Under the New Advisory Agreement, like the Existing Management Agreements, Victory Capital will, subject to the general supervision of the Board, furnish a continuous investment program for each Fund and determine, from time to time, what investments will be purchased, held, sold, or exchanged by each Fund and what portion of the assets of each Fund, if any, will be held uninvested as cash. Victory Capital has advised the Board that it does not anticipate that having Victory Capital provide investment management services will result in any reduction in the quality of services now provided to the Funds and that Victory Capital is not aware of any circumstances that may have any adverse effect on its ability to fulfill its obligations to the Funds.

Subadvisers and Use of a Manager-of-Managers Structure. Like AMCO, Victory Capital, at its own expense and subject to Board approval, may select and contract with one or more subadvisers to manage the investment operations and composition of any Fund and render investment advice for the Fund, including the purchase, retention, and disposition of the investments, securities and cash of each Fund; provided that, Victory Capital will (1) continue to have overall supervisory responsibility for the general management and investment of each Fund's assets, and (2) any contract with a subadviser shall be approved as required by the 1940 Act and rules thereunder or in accordance with an exemptive order or other relief granted by the SEC. The New Advisory Agreement contemplates that, subject to Board oversight and approval, Victory Capital may use a "manager-of-managers" structure to: (1) select new or additional subadvisers for each Fund; (2) enter into and materially modify existing subadvisory agreements; and (3) terminate and replace any subadviser. Victory Capital may allocate and reallocate each Fund's assets among itself and/or one or more subadvisers as Victory Capital deems appropriate.

The Funds are authorized to use, and many Funds currently use, a "manager-of-managers" structure pursuant to exemptive relief granted by the SEC to an AMCO affiliate ("AMCO Relief"). Under the manager-of-managers structure, AMCO selects (with the approval of the Board but without shareholder approval) one or more unaffiliated subadvisers to manage the day-to- day investment of a Fund's assets. AMCO monitors each subadviser's performance, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, modified, or terminated. AMCO can allocate and reallocate assets among the subadvisers with allocations to any subadviser ranging from 0% to 100% of a Fund's assets. Post-Transaction, all Funds will continue to be authorized to use, and the Funds that currently use a manager-of-managers structure will continue to use, a manager-of-managers structure in reliance on exemptive relief granted by the SEC to a predecessor entity of Victory Capital ("Victory Capital Relief") or updated exemptive relief Victory Capital has applied for and anticipates receiving from the SEC ("Victory Capital Application"). Post-Transaction, Victory Capital would select (with the approval of the Board but without shareholder approval) one or more unaffiliated subadvisers to manage the day-to-day investment of a Fund's assets. Victory Capital also would monitor each subadviser's performance, and periodically report to the Board as to whether each subadviser's agreement should be renewed, modified, or terminated. Like AMCO, Victory Capital would allocate and reallocate assets among the subadvisers with allocations to any subadviser ranging from 0% to 100% of a Fund's assets. For Funds that currently use subadvisers, Victory Capital anticipates entering into subadvisory agreements with the Funds' existing subadvisers (except (1) Victory Capital, which will assume the role of investment adviser to Emerging Markets Fund; (2) BNY Mellon, who will not continue as subadviser to the Extended Market Index Fund; and (3) Northern Trust, who will not continue as subadviser to the S&P 500 Index Fund and Nasdaq-100 Index Fund only) to become effective upon the effectiveness of the New Advisory Agreement.

The Victory Capital Application is substantially similar to the relief in the current AMCO Relief and Victory Capital Relief except that, if granted, it would allow Victory Capital (1) to appoint or replace subadvisers that are affiliated with the Funds or Victory Capital under certain circumstances and (2) to rely on the relief to operate in a "master-feeder" structure. Victory

Capital intends to rely on the exemptive relief pursuant to the Victory Capital Application once granted by the SEC in the event that it appoints or replaces any subadvisers for the Funds in the future. However, Victory Capital will not appoint any affiliated subadvisers in reliance on the Victory Capital Application unless shareholders of the affected Fund have specifically approved the use the manager-of-managers structure for affiliated subadvisers.

Portfolio Brokerage Commissions. Under the New Advisory Agreement, like under the Existing Management Agreements, Victory Capital is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Trust and is directed to seek to obtain the best overall terms available for a transaction; provided that, consistent with Section 28(e) of the Securities Exchange Act of 1934, Victory Capital may allocate brokerage on behalf of a Fund to broker-dealers who provide research, analysis, advice, and similar services.

Expenses of the Trust. The New Advisory Agreement, like the Existing Management Agreements, provides that except for the expenses explicitly to be borne by Victory Capital under the New Advisory Agreement, the Trust assumes and shall pay expenses for all other Trust operations and activities. Each Agreement contains a non-exhaustive list of expenses to be paid by the Trust. Whereas the Existing Management Agreements identify subadvisory arrangements, as well as services and facilities provided by AMCO as expenses borne by AMCO, the New Advisory Agreement explicitly identifies only subadvisory arrangements as an expense of Victory Capital. The Existing Management Agreements provide that AMCO may voluntarily waive its fees or otherwise reduce its compensation from time to time and also permits AMCO to recoup previously waived or reimbursed Fund fees and expenses under certain conditions. The New Advisory Agreement does not contain a similar provision. While Victory Capital does not reserve a right of recoupment in the New Advisory Agreement, the ELA contains a provision allowing Victory Capital to recoup previously waived or reimbursed Fund fees and expenses under certain conditions.

Compensation of Victory Capital. The New Advisory Agreement, like the Existing Multi-Fund Agreement, provides for two basic compensation structures for Victory Capital's services. Some Funds pay an investment advisory fee that is computed and accrued daily and payable monthly computed at an annual rate as a percentage of average daily net assets listed in Appendix A (hereto the "base fee"). Other Funds pay an investment advisory fee, which is comprised of a base fee and a performance adjustment, which is added to, or subtracted from, the base fee depending upon performance over the performance period relative to the designated performance adjustment benchmark index as listed in Appendix A. The period for each share class consists of the current month plus the previous 35 months. The Existing Multi-Fund Agreement provides that the performance adjustment initially will be determined by reference to the sole outstanding class of shares of each, and, if additional classes of shares are offered, the performance adjustment for that Fund will continue to be determined by reference to the initial class of shares, unless the Board determines otherwise. As new share classes were added, the Board determined to calculate the performance adjustment separately for each share class based on the performance of such class relative to the Fund's performance adjustment benchmark index. Therefore, the performance adjustment is currently determined on a class-by-class basis for each applicable Fund. Under the New Advisory Agreement, the performance adjustment also will be determined on a class-by-class basis for each applicable Fund. However, the New Advisory Agreement permits (1) calculation and application of the performance adjustment on a class-by-class basis or (2) the designation of a single share class of a Fund for purposes of calculating the performance adjustment, and application of the resulting performance adjustment across each other class of shares of the Fund. Therefore, Victory Capital may in the future, subject to Board approval, including approval of a majority of the Independent Trustees, calculate the performance adjustment based on a single share class of a Fund and apply the resulting performance adjustment to each other class of shares of the Fund. Appendix A also contains various details regarding calculation of the performance adjustment component of the investment advisory fee. The use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class with a higher expense ratio than the class used to measure the performance adjustment pay a higher performance adjustment, and shareholders of a class with a lower expense ratio than the class used to measure the performance adjustment may pay a lower performance adjustment, than if the adjustment was calculated on a class-by-class basis.

Additionally, under the terms of the New Advisory Agreement, no performance adjustment (positive or negative) will be made to the amount payable to Victory Capital for the first 12 months as adviser to those Funds whose advisory fee rates include a performance adjustment, even if such adjustment would have been made had AMCO continued as the investment adviser. Therefore, each such Fund will pay only its base fee for the first 12 months that the New Advisory Agreement is effective. In addition, the performance adjustment for each class of shares of the Fund after the first 12 months will be based only on the performance of such class under the New Advisory Agreement. For this reason, a Fund may pay a higher or lower advisory fee during the first 12 months of the New Advisory Agreement and thereafter as the performance adjustment may be higher or lower than it would have paid under the Existing Multi-Fund Agreement had AMCO continued as the investment adviser.

Each Index Fund pays a base fee as indicated in the applicable Existing Index Fund Agreement. The Existing Multi-Fund Agreement provides that the Funds will not pay an investment advisory fee for Funds that operate as a fund-of-funds by investing all their investable assets in a fund that has substantially similar investment objective (e.g., a master-feeder structure).

The New Advisory Agreement does not contain similar language and Victory Capital may charge such fees, subject to Board approval.

The New Advisory Agreement clarifies that the current process that applies if the Board determines to select a more appropriate benchmark for purposes of evaluating the performance of a Fund would also apply to the selection of a new performance index in the event the third party who maintains the current performance index determines to terminate publishing that index. The New Advisory Agreement also clarifies that in the event that an index provider determines to terminate publishing a performance index and such index is superseded by a successor index designated by the index provider, the successor index will be substituted for the index for purposes of calculating the performance adjustment. These changes would be made without shareholder approval unless otherwise required by applicable law.

The New Advisory Agreement does not change any Fund's base fee rate or the manner in which any performance adjustment, if applicable, is calculated (except that Victory Capital may in the future use a single designated share class to calculate the performance adjustment as described above).

Liabilities of AMCO. The New Advisory Agreement, similar to the Existing Management Agreements, provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New Advisory Agreement on the part of Victory Capital, or a breach of fiduciary duty with respect to receipt of compensation, neither Victory Capital nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds, or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services under the applicable agreement or for any loss suffered by the Trust, a Fund, or any shareholder of a Fund in connection with the performance of the applicable agreement.

Disclaimer of Trustee and Shareholder Liability. The New Advisory Agreement, unlike the Existing Management Agreements, contains a provision explicitly stating that the obligations of the Trust and the Funds under the Agreement are not binding upon any of the Trustees, officers, employees, agents, or shareholders of the Trust and the Funds individually, but bind only the property of the relevant Fund. Victory Capital agrees that all persons will look solely to the assets of the Trust and each Fund for the satisfaction of any liability in respect of the Trust and the Funds under the New Advisory Agreement.

Duration and Termination. The New Advisory Agreement, like the Existing Management Agreements provides that following the initial two-year term, it will continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (1) by either the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (2) in either event by the vote of a majority of the Board members who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Additionally, the New Advisory Agreement, like the Existing Management Agreements, may at any time be terminated without the payment of any penalty (i) either by vote of the Board or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to Victory Capital or (ii) by Victory Capital on 60 days' written notice to the Trust. Each of the New Advisory Agreement and the Existing Management Agreements provide that it will immediately terminate in the event of its assignment.

Name of the Trust. Under the Existing Management Agreements, the Trust has the right to include "USAA" as a part of its name only so long as the applicable agreement shall continue and AMCO is a wholly owned subsidiary of USAA. The New Advisory Agreement does not discuss the use of the name "USAA." However, as part of the Transaction, USAA will enter into a license agreement such that Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses Post-Transaction for three years and an opportunity to extend.

Amendment. The New Advisory Agreement, like the Existing Multi-Fund Agreement, provides that no material amendment of the Agreement will be effective until approved in the manner required by the 1940 Act and rules thereunder or in accordance with an exemptive order or other relief granted by the SEC or its staff. The Existing Index Fund Agreements do not discuss amendments.

Governing Law. The New Advisory Agreement will be construed in accordance with the 1940 Act and the laws of the state of Delaware. On the other hand, the Existing Multi-Fund Agreement provides for Texas law. The Existing Index Fund Agreements do not discuss governing law.

No Third-Party Beneficiaries. The New Advisory Agreement explicitly states that shareholders of a Fund are not parties to, or intended (or "third-party") beneficiaries of, the Agreement and that the Agreement is not intended to create in any individual shareholder or group of shareholders of a Fund any right to enforce the Agreement or to seek any remedy under the Agreement, either directly or on behalf of the Trust or the Fund. Although the Existing Management Agreements do not contain such a provision, the provision is consistent with the intent of the parties to the Existing Management Agreements.

Anticipated Changes to the Funds' Portfolio Management

Following the Transaction, Victory Capital will oversee the activities of the Funds' investment teams. The investment teams will include investment personnel from Victory Capital's investment franchises and from the subadvisers to those Funds that are advised by one or more subadvisers, and certain investment personnel from AMCO. Victory Capital will retain or terminate those teams or allocate or reallocate assets among them as it determines to be appropriate and in the best interest of the Funds and their shareholders. Victory Holdings expects to retain certain AMCO employees who provide investment management and operational support to the Funds as employees of Victory Capital. While there can be no assurance that any particular AMCO employee will continue his or her employment with Victory Capital, Victory Capital has implemented a retention program to incentivize AMCO employees to maintain their employment through the closing of the Transaction and beyond.

Set forth below are Victory Capital's current plans with respect to investment management arrangements for the Funds. Victory Capital proposes to change the investment objectives and principal investment strategies of the Extended Market Index Fund and S&P 500 Index Fund. Victory Capital does not anticipate making changes to any other Fund's investment objective(s). Likewise, although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of any other Funds.

More information concerning Victory Capital's investment teams, their portfolio personnel, and investment processes are discussed in Appendix F. In some cases, the amount of Fund assets allocated to a particular subadviser team may be more or less than what they have today or may be allocated to zero. To the extent that Victory Capital allocates or reallocates between existing teams and new Victory Capital investment teams or makes other changes to the Funds' portfolios, such changes may result in the Fund selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. Such sales of securities could lead to increased taxable distributions of gains to shareholders. However, Victory Capital intends to take these potential transaction costs and tax consequences into consideration when making these decisions and will manage these portfolio transitions to minimize any impact to the Funds and their shareholders.

No Portfolio Manager Changes

For the following Funds (together, the "Fixed Income Funds,") Victory Capital does not currently contemplate changes to the portfolio managers:

•	California Bond Fund	•	Tax Exempt Short-Term Fund
•	Government Securities Fund	•	Ultra Short-Term Bond Fund
•	High Income Fund	•	Virginia Bond Fund
•	Income Fund	•	Money Market Fund
•	Intermediate-Term Bond Fund	•	Tax Exempt Money Market Fund
•	Tax Exempt Intermediate-Term Fund	•	Treasury Money Market Trust

•Tax Exempt Long-Term Fund

•New York Bond Fund

•Short-Term Bond Fund

Replacement Portfolio Managers and Changes in Investment Objectives

S&P 500 Index Fund

∙Victory Capital proposes to replace the subadviser to this Fund, Northern Trust Investments, N.A. ("Northern Trust"), with portfolio managers from its Victory Solutions team.

∙Victory Capital also is proposing changing the underlying index tracked by the S&P 500 Index Fund to a new Wilshire custom index, Victory US Large Cap 500 Index, which is expected to be a comparable index in terms of market cap exposure, return, and risk profile to the existing S&P 500 Index. The difference in portfolios between the current and proposed indexes is estimated to result in less than 10% turnover for the Fund.

∙As shown in the chart below, the name of the Fund also will change to 500 Index Fund; and the investment objective and principal investment strategies will change to reflect the change in index.

	Current	Proposed

Fund Name	USAA S&P 500 Index Fund	USAA 500 Index Fund

Investment	To match, before fees and expenses, the	To match, before fees and expenses, the
Objective	performance of the stocks composing the	performance of the stocks composing the
	S&P 500 Index.	Victory US Large Cap 500 Index.

Index Name	S&P 500 Index	Victory US Large Cap 500 Index (a Wilshire

custom index)

Index	The S&P 500 Index tracks the	The Large Cap 500 Index consists of the largest
Description	performance of the common stocks of	500 securities within the Wilshire 5000 Total
	the largest 500 companies on the New	Market Index (Parent Index). The Parent Index
	York Stock or Nasdaq exchanges from	measures the performance of all U.S. equity
	several industrial sectors representing a	securities with readily available price data.
significant portion of the market value of
	all stocks publicly traded in the United	Each stock in the index contributes to the index
	States.	in the same proportion as the value of its shares
	Each stock in the index contributes to the	(e.g., market cap weighted).

index in the same proportion as the value
of its shares (e.g., market cap weighted).

Extended Market Index Fund

∙Victory Capital proposes to replace the current subadviser, BNY Mellon with portfolio managers from its Victory Solutions team. More information about the Victory Capital portfolio managers who are expected to manage the Fund's assets following the Transaction is provided in Appendix F.

∙Victory Capital proposes changing the underlying index tracked by the Extended Market Index Fund. The index would change from the Dow Jones U.S. Completion Total Stock Market Index to the Wilshire 4500 Completion Index, published by Wilshire. The new index is intended to be a comparable index in terms of market cap exposure, return, and risk profile to the existing Dow Jones U.S. Completion Total Stock Market Index. The difference in portfolios between the current and proposed indexes is estimated to result in less than 10% turnover for the Fund.

∙The investment objective and principal investment strategies will change to reflect the change in index, as shown below.

	Current	Proposed

Fund	USAA Extended Market Index Fund	No change
Name
Investment	To match, before fees and expenses,	To match, before fees and expenses, the
Objective	the performance of all small- and	performance of all small- and mid-cap stocks as
	mid-cap stocks as measured by the	measured by the Wilshire 4500 Completion Index.
Dow Jones U.S. Completion Total
Stock Market Index.

Index	Dow Jones U.S. Completion Total	Wilshire 4500 Completion Index (existing
Name	Stock Market Index	Wilshire proprietary index)

Index	The Dow Jones U.S. Completion	The Wilshire 4500 Completion Index is a market
Description	Total Stock Market Index is a market	cap-weighted index consisting of the small and
	cap-weighted index of more than	mid-cap companies in the U.S. equity market. The
	3,000 U.S. equity securities. It is	Index consists of the securities within the Wilshire
17

Current	Proposed

composed of all the equity securities	5000 Total Market Index (Parent Index) after
that are issued by companies	eliminating the companies included in the S&P
headquartered in the U.S. with their	500 Index. The Parent Index measures
primary market listing in the U.S.,	performance of all U.S. equity securities with
except those stocks included in the	readily available price data.
S&P 500.	The number of securities in the Wilshire 4500

Completion Index fluctuates and may be more or
less than 4,500.

Replacement Portfolio Managers

Aggressive Growth Fund, Growth & Income Fund, Income Stock Fund, Global Equity Income Fund, and Precious Metals and Minerals Fund (together, the "Equity Funds")

∙Victory Capital proposes to replace the portfolio managers that currently manages all or a portion of the Equity Funds with portfolio managers from one or more investment teams employed by Victory Capital:

Victory Capital Investment Franchise

Fund		(New Portfolio Manager(s))
Aggressive Growth Fund	∙	NewBridge Asset Management
	∙	RS Investments Growth
∙ Victory Solutions Team
Growth & Income Fund	∙	RS Investments Growth
	∙	Victory Solutions
Income Stock Fund	∙	Victory Solutions
Global Equity Income Fund	∙	Victory Solutions
Precious Metals and Minerals Fund	∙	Victory Solutions

∙ The investment processes used by the new portfolio managers will differ from those that are utilized by the current AMCO portfolio managers. More information about the Victory Capital portfolio managers who are expected to manage all or a portion of these Funds' assets following the Transaction and their investment processes is provided in Appendix F.

Nasdaq-100 Index Fund

∙Victory Capital proposes to replace the subadviser to this Fund, Northern Trust, with portfolio managers from its Victory Solutions team.

∙Victory Capital does not propose any changes to the Nasdaq-100 Index Fund's investment objectives, principal investment strategies, or investment processes.

Additional Portfolio Managers

Capital Growth Fund, Growth and Tax Strategy Fund, Emerging Markets Fund, Growth Fund, International Fund, Science & Technology Fund, Small Cap Stock Fund, Value Fund, and World Growth Fund

∙For these Funds, Victory Capital proposes to add portfolio managers from one or more investment teams employed by Victory Capital to serve as additional portfolio managers to manage all or a portion of these Funds' assets according to their own investment processes:

∙

Fund		Victory Capital Investment Team
Capital Growth Fund	∙	RS Investments Developed Markets
	∙	Trivalent Investments
	∙	Sophus Capital
	∙	Victory Solutions
Emerging Markets Fund	∙	Trivalent Investments
	∙	Victory Solutions
	∙	Sophus Capital
	∙	Expedition Partners (current)
Growth Fund	∙	NewBridge Asset Management
	∙	RS Investments Growth
	∙	Victory Solutions
Growth and Tax Strategy Fund	∙	Victory Solutions
International Fund	∙	RS Investments Developed Markets
	∙	Trivalent Investments
	∙	Victory Solutions
Science & Technology Fund	∙	RS Investments Growth
	∙	Victory Solutions
Small Cap Stock Fund	∙	Integrity Asset Management
	∙	Munder Capital Management
	∙	Victory Solutions
Value Fund	∙	RS Investments Value
	∙	Victory Solutions
World Growth Fund	∙	RS Investments Developed Markets
	∙	Victory Solutions

∙Following the addition of the Victory Capital teams to manage these Funds, Victory Capital will allocate and reallocate among the current subadviser teams and the new Victory Capital teams for each Fund in such a way that Victory Capital believes, at the time of the Transaction close, will best position these Funds to seek to optimize the risk/return outcome for shareholders.

Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Moderately Conservative Fund, Global Managed Volatility Fund, Managed Allocation Fund, Target Managed Allocation Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund

∙Victory Capital intends to integrate the current portfolio managers employed by AMCO with its Victory Solutions team. Additionally, Victory Capital proposes to add an additional portfolio manager from the Victory Solutions team to supplement the Funds' existing portfolio managers.

∙Victory Capital does not propose any changes to the Funds' investment processes used to manage these Funds.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides to an investment adviser that receives compensation or other benefit in connection with the sale of its business involving a registered investment company a non-exclusive safe harbor from claims that the transfer of its advisory relationship constituted sale of the investment adviser's "fiduciary office" in violation of its fiduciary duty. The application of the safe harbor is subject to two conditions. First, for a period of three years after the transaction, at least 75% of the investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the new or former investment adviser. Second, there may not be imposed an "unfair burden" on the investment company as a result of such transaction, or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board currently satisfies the 75% requirement of Section 15(f) and is expected to continue to satisfy this requirement for at least three years after the closing of the Transaction, and AMCO and Victory Capital have represented to the Board their intent not to impose an unfair burden on the Funds for so long as the requirements of Section 15(f) apply.

Required Vote

As provided under the 1940 Act, approval of the New Advisory Agreement with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act and as used in this Proposal, a "majority of the outstanding voting securities" of a Fund means the vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Shareholders of each Fund will vote separately on Proposal 1, and all shareholders of all classes of shares of a Fund will vote together as a single class on the Proposal. The approval of the New Advisory Agreement with respect to any one Fund is not contingent upon the approval by any other Fund. A condition to the closing of the Transaction is that AMCO receive consents from its investment management clients, including the Funds, representing at least seventy-five percent (75%) of AMCO's investment advisory fee revenues as of an agreed upon base date. If AMCO does not receive the requisite consents, and the condition is not waived by Victory Holdings, or if the Transaction is not consummated for any other reason, the New Advisory Agreement will not become effective for any Fund, even if approved by shareholders.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE TRUST'S INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE NEW ADVISORY AGREEMENT.

PROPOSAL 2: APPROVAL OF THE ELECTION OF TWO NEW TRUSTEES

TO THE BOARD OF TRUSTEES OF THE TRUST

Background

Under this Proposal 2, shareholders are being asked to elect two (2) new trustee nominees (each, a "Nominee" and together, the "Nominees") to serve on the Board of Trustees of the Trust.

Currently, the Trust's Board is comprised of eight trustees. Assuming that Proposal 2 is approved by the shareholders of the Trust, the same eight Board members would continue to oversee the Trust in addition to the two newly elected Trustees.

The Board's current Trustees are Robert L. Mason, Ph.D., Jefferson C. Boyce, Dawn M. Hawley, Daniel S. McNamara, Paul L. McNamara, Lt. Gen. (USAF) (Ret.) Richard Y. Newton III, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr. Mr. Daniel S. McNamara is an "interested person" (as defined in the 1940 Act) (an "Interested Trustee") of the Trust. Messrs. Mason, Boyce, Paul McNamara, Newton III, and Reimherr and Mses. Hawley and Ostdiek are not "interested persons" (as defined in the 1940 Act) (each, an "Independent Trustee") of the Trust. The current Trustees were last elected by shareholders in 2017. The current Board and its Corporate Governance Committee, which consists of all the current Independent Trustees, have determined to increase the size of the Board from eight (8) to ten (10) members and have proposed for election two Nominees, Messrs. David C. Brown and John C. Walters to serve as trustees of the Trust. Mr. Brown was recommended by Victory Holdings and Mr. Walters was recommended by AMCO, pursuant to the terms of the Purchase Agreement, which contemplates that certain individuals would be proposed for election as Trustees of the Trust in connection with the Transaction. If elected, Mr. Brown would be an Interested Trustee of the Trust and Mr. Walters would be an Independent Trustee.

As part of its evaluation of this Proposal, the Board's Corporate Governance Committee considered a number of factors, including the diversity, skill sets, and depth of experience of the Board, as well as each Nominee's knowledge, experience, and familiarity with the Victory Holdings organization, that should enhance the Board's ability to respond to oversee the mutual fund business. The Corporate Governance Committee also considered that it would be advisable to elect the Nominees so that they can serve alongside the continuing Board members as they become increasingly familiar with the Trust and the Funds and their compliance, regulatory, and risk management oversight responsibilities.

Upon the recommendation of its Corporate Governance Committee, the Board unanimously determined to recommend that shareholders of the Trust vote "FOR" the election of the two Nominees at the Meeting to hold office in accordance with the Trust's governing documents.

Nominees

Messrs. Brown and Walters have consented to being named in this Proxy Statement and indicated their willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. If elected by shareholders of the Trust, Mr. Brown would be an Interested Trustee of the Trust and Mr. Walters would be an Independent Trustee of the Trust and each would begin service as a Trustee of the Trust upon the closing of the Transaction. If the Transaction is not consummated, Messrs. Brown and Walters will not serve as Trustees of the Trust, even if elected by shareholders.

Set forth below are the Nominees and their offices and principal occupations during the last five years, position to be held with the Funds, information relating to any other directorships held, and the specific roles and experience of each Nominee that factor into the determination that the Nominee should serve on the Board. Additional information about each Nominee's qualifications and experience is set forth below in the section titled "Qualifications and Experience of the Trustees and Nominees." The business address of the Nominees is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

Number of

Portfolios in
Name,				Fund
Address	Position to be			Complex to be	Other
and Date of	Held with	Term of	Principal Occupation(s)	Overseen by	Directorships
Birth	Funds	Office*	During the Past 5 Years	Nominee	Held
Interested Trustee**

David C.	Trustee		Chairman and Chief Executive Officer	Five registered	None
Brown			(2013-present), Co-Chief Executive Officer,	investment
(May 1972)			(2011-2013), Victory Capital Management	companies
			Inc.; Chairman and Chief Executive Officer	offering 104
			(2013-present), Victory Capital	mutual funds
			Holdings, Inc. Mr. Brown brings to the	and 24 ETFs
Board extensive business, finance and
leadership skills gained and developed
through years of experience in the financial
services industry, including his tenure
overseeing the strategic direction as CEO of
Victory Capital. These skills, combined
with Mr. Brown's extensive knowledge of
the financial services industry and
demonstrated success in the development
and distribution of investment strategies and
products, enable him to provide valuable
insights to the Board and strategic direction
for the Funds.

Number of

Portfolios in
Name,				Fund
Address	Position to be			Complex to be	Other
and Date of	Held with	Term of	Principal Occupation(s)	Overseen by	Directorships
Birth	Funds	Office*	During the Past 5 Years	Nominee	Held
Independent Trustee

John C.	Trustee		Retired. Mr. Walters brings significant	One registered	Guardian
Walters			Board experience including active	investment	Variable
(Feb. 1962)			involvement with the board of a Fortune	company	Products Trust,
			500 company, and a proven record of	offering 47	Lead
			leading large, complex financial	mutual funds.	Independent
			organizations. He has a demonstrated record		Director;
			of success in distribution, manufacturing,		Amerilife
			investment brokerage, and investment		Holdings LLC,
			management in both the retail and		Director;
			institutional investment businesses. He has		Stadion Money
			substantial experience in the investment		Management;
			management business with a demonstrated		Director;
			ability to develop and drive strategy while		University of
			managing operational, financial, and		North Carolina
			investment risk.		(Chapel Hill),
Member Board
of Governors.

*Under the Trust's organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the end of the calendar year in which the Trustee reaches 75, and the Interested Trustee may serve as a Trustee until the Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a written instrument signed by two-thirds of the number of Trustees before the removal or by a vote of the other Trustees or the holders of two-thirds of the outstanding shares of the Trust at any time. Vacancies on the Trust's Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

**If elected, Mr. Brown would be considered an "interested person" of the Trust under the 1940 Act and, therefore, an Interested Trustee of the Trust due to his position with Victory Capital and its affiliated companies.

Information Regarding the Funds' Continuing Trustees and Officers

Set forth below are the Funds' Trustees whose terms of office will continue after the Meeting, and who are not being presented for election, and each of their respective offices and principal occupations during the last five years, position held with the Funds, information relating to any other directorships held, and the specific roles and experience of each Trustee that factor into the determination that the Trustee should serve on the Board. Appendix K contains information about the Trust's officers Post-Transaction. These officers are appointed by the Board and are not being presented for election. The business address of the current Trustees of the Trust is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430. More information about the Funds is available in each Fund's prospectus and statement of additional information. To obtain a free copy of a Fund's prospectus and/or statement of additional information, you may call (800) 531-USAA (8722).

Number of

Portfolios in
		Term of		Fund
Name,	Position(s)	Office* and		Complex	Other
Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Date of Birth	Funds	Time Served	During the Past 5 Years	Trustee**	Held
Independent Trustees

Robert L.	Trustee and	Trustee since	Trustee, USAA ETF Trust (06/17-present);	Two registered	None
Mason, Ph.D.	Chairman	January 1997	Adjunct Professor in the Department of	investment
(July 1946)	(Chairman	and Chair	Management Science and Statistics in the	companies
		Since January	College of Business at the University of	offering 53
	until	2012	Texas at San Antonio (2001-present);	individual
Close of
			Institute Analyst, Southwest Research	funds
Transaction)
Institute (03/02-01/16), which focuses on

providing innovative technology, science,
and engineering services to clients around
the world and is one of the oldest
independent, nonprofit, applied research and
development organizations in the United
States. He was employed at Southwest
Research Institute for 40 years. Dr. Mason
brings to the Board particular experience
with data analytics, statistical analysis, and
human resources as well as over 22 years'
experience as a Board member of the USAA
family of funds.

Jefferson C.	Trustee	Trustee since	Trustee, USAA ETF Trust (06/17-present);	Two registered	Westhab, Inc.
Boyce		September	Senior Managing Director, New York Life	investment
(September		2013	Investments, LLC (1992-2012), an	companies
1957)			investment manager. Mr. Boyce brings to	offering 53
			the Board experience in financial investment	individual
			management, and, in particular, institutional	funds
and retail mutual funds, variable annuity
products, broker dealers, and retirement
programs, including experience in
organizational development, marketing,
product development, and money
management as well as five years'
experience as a Board member of the USAA
family of funds.

Number of

Portfolios in
		Term of		Fund
Name,	Position(s)	Office* and		Complex	Other
Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Date of Birth	Funds	Time Served	During the Past 5 Years	Trustee**	Held
Dawn M.	Trustee	Trustee since	Trustee, USAA ETF Trust (06/17-present);	Two registered	None
Hawley		April 2014	Manager of Finance, Menil Foundation, Inc.	investment
(February			(05/07-06/11), which is a private foundation	companies
1954)			that oversees the assemblage of sculptures,	offering 53
			prints, drawings, photographs, and rare	individual
			books. Director of Financial Planning and	funds
Analysis and Chief Financial Officer, AIM
Management Group, Inc. (10/87-01/06). Ms.
Hawley brings to the Board experience in
financial investment management and, in
particular, institutional and retail mutual
funds, variable annuity products, broker
dealers, and retirement programs, including
experience in financial planning, budgeting,
accounting practices, and asset/liability
management functions including major
acquisitions and mergers, as well as over
four years' experience as a Board member
of the USAA family of funds.

Paul L.	Trustee	Trustee since	Trustee, USAA ETF Trust (06/17-present);	Two registered	None
McNamara		January 2012	Director, Cantor Opportunistic Alternatives	investment
(July 1948)			Fund, LLC (03/10-02/14), which is a closed-	companies
			end fund of funds by Cantor Fitzgerald	offering 53
			Investment Advisors, LLC. Mr. McNamara	individual
			retired from Lord Abbett & Co. LLC, an	funds
independent U.S. investment management
firm, as an Executive Member on 09/30/09,
a position he held since 10/02. He had been
employed at Lord Abbett since 1996. Mr.
McNamara brings to the Board extensive
experience with the financial services
industry and, in particular, institutional and
retail mutual fund markets, including
experience with mutual fund marketing,
distribution, and risk management, as well
as overall experience with compliance and
corporate governance issues. Mr. McNamara
also has experience serving as a fund
director as well as seven years' experience
as a Board member of the USAA family of
funds. Paul L. McNamara is of no relation to
Daniel S. McNamara.

Number of

Portfolios in
		Term of		Fund
Name,	Position(s)	Office* and		Complex	Other
Address and	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Date of Birth	Funds	Time Served	During the Past 5 Years	Trustee**	Held
Richard Y.	Trustee	Trustee since	Trustee, USAA ETF Trust (06/17-present);	Two registered	None
Newton III		March 2017	Director, Elta North America (01/18-	investment
(January			present), which is a global leader in the	companies
1956)			design, manufacture and support of	offering 53
			innovative electronic systems in the ground,	individual
			maritime, airborne and security domains for	funds
the nation's warfighters, security personnel,
and first responders; Managing Partner,
Pioneer Partnership Development Group
(12/15-present); Executive Director, The
Union League Club of New York (06/14-
11/15); Executive Vice President, Air Force
Association (08/12-05/14); Lieutenant
General, United States Air Force (01/08-
06/12). Lieutenant General Newton (Ret.)
served 34 years of active duty in the United
States Air Force. Lt. Gen. Newton retired as
the Assistant Vice Chief of Staff and
Director of Air Staff at the Headquarters of
the U.S. Air Force where he was responsible
for overseeing the administration and
organization of the Air Staff, which
develops policies, plans and programs,
establishes requirements, and provides
resources to support the Air Force's mission.
Lt. Gen. Newton is a graduate of the United
States Air Force Academy, Webster
University, and The National War College.
Lt. Gen. Newton brings to the Board
extensive management and military
experience, as well as one-year experience
as a Board member of the USAA family of
funds.

Number of

Portfolios in
Name,		Term of		Fund
Address and	Position(s)	Office* and		Complex	Other
Date of	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Birth	Funds	Time Served	During the Past 5 Years	Trustee**	Held
Barbara B.	Trustee	Trustee since	Trustee, USAA ETF Trust (06/17-present);	Two registered	None
Ostdiek,		January 2008	Senior Associate Dean of Degree programs	investment
Ph.D.			at Jesse H. Jones Graduate School of	companies
(March 1964)			Business at Rice University (07/13-present);	offering 53
			Associate Professor of Finance at Jesse H.	individual
			Jones Graduate School of Business at Rice	funds
University (07/01-present); Academic
Director, El Paso Corporation Finance
Center at Jesse H. Jones Graduate School
of Business at Rice University (07/02-
06/12). Dr. Ostdiek brings to the Board
particular experience with financial
investment management, education, and
research as well as over eleven years'
experience as a Board member of the USAA
family of funds.

Michael F.	Trustee	Trustee since	Trustee, USAA ETF Trust (06/17-present);	Two registered	None
Reimherr		January 2000	President of Reimherr Business Consulting	investment
(August			performed business valuations of medium to	companies
1945)			large companies, developed business plans,	offering 53
			budgets, and internal financial reporting,	individual
			and was involved with mergers and	funds
acquisitions (05/95-12/17); St. Mary's
University Investment Committee
overseeing University Endowment (06/14 -
present). Mr. Reimherr brings to the Board
particular experience with organizational
development, budgeting, finance, capital
markets, and mergers and acquisitions, as
well as over 19 years' experience as a Board
member of the USAA family of funds.

Trustees and officers of the Trust who are employees of AMCO or affiliated companies are considered "interested persons" under the 1940 Act.

Total Number

Name,		Term of		of USAA
Address and	Position(s)	Office* and		Funds	Other
Date of	Held with	Length of	Principal Occupation(s) Held	Overseen by	Directorships
Birth	Fund	Time Served	During the Past Five Years	Trustee**	Held
Interested Trustee

Daniel S.	Trustee,	Trustee since	Trustee, USAA ETF Trust (06/17-present);	Two registered	None
McNamara	President and	January 2012	President of Financial Advice & Solutions	investment
(June 1966)	Vice		Group (FASG), USAA (02/13-present);	companies
	Chairman		Director of USAA Asset Management	offering 53
			Company (AMCO), (08/11-present);	individual
			Director of USAA Investment Management	funds
Company (IMCO) (09/09-present);
President, IMCO (09/09-04/14); President
and Director of USAA Shareholder Account
Services (SAS) (10/09-present); Senior Vice
President of USAA Financial Planning
Services Insurance Agency, Inc. (FPS)
(04/11-present); Director of FPS (12/13-
present); President and Director of USAA
Investment Corporation (ICORP) (03/10-
present); Director of USAA Financial
Advisors, Inc. (FAI) (12/13-present). Mr.
McNamara brings to the Board extensive
experience in the financial services industry,
including experience as an officer of the
Trust.

*Under the Trust's organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the end of the calendar year in which the Trustee reaches age 75, and the Interested Trustee may serve as a Trustee until the Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a written instrument signed by two-thirds of the number of Trustees before the removal or by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

**The registered investment companies in the fund complex include the Trust and USAA ETF Trust. The series of the USAA ETF Trust, subject to shareholder approval and the closing of the Transaction, will be reorganized in the Victory Portfolios II and governed by a different board of trustees.

Qualifications and Experience of the Trustees and Nominees

The Board believes that the Nominees and the current Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of the current Trustees and the Nominees represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the nominee, and multiple factors contribute to the Board's decision.

However, there are no specific required qualifications for Board membership. Each Nominee and each current Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each such individual demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considered the individual experience of the Nominees and determined that the Nominees' professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for the Funds' management and, ultimately, the Funds' shareholders.

Certain information about the specific qualifications and experience of each Nominee relevant to the Board's conclusion that the Nominee should serve as a Trustee of the Trust is set forth in the table above and paragraphs below.

Nominee to Serve as Interested Trustee of the Trust

David C. Brown serves as Chairman and Chief Executive Officer of Victory Holdings, responsible for the development, execution, and oversight of firm strategy. Mr. Brown has overseen several transactions in the asset management sector during his tenure with Victory Holdings and was responsible for identifying, structuring and executing strategic acquisitions, as well as managing boutique firms Post-Transaction. He also serves as chairman of the Board of Directors for Victory Holdings and as a trustee for the Victory Funds. Mr. Brown joined the Victory Capital organization in 2004 and held multiple senior level positions, including president and chief operating officer, prior to his current roles.

Before joining Victory Holdings, Mr. Brown spent five years at Gartmore Global Investments in a number of senior management positions including chief financial officer and chief operating officer of Gartmore Emerging Managers, LLC. Prior to joining Gartmore, he worked for Ernst & Young as a manager in the Assurance & Advisory Business Services unit focusing on investment management businesses.

Mr. Brown holds a Bachelor of Arts degree from Ursinus College and a Master of Business Administration from Case Western Reserve University. He is a Certified Public Accountant. Mr. Brown serves on the Board of Directors of Cerebellum Capital, an investment management firm that develops machine learning-focused technology to develop and manage investment strategies. He also holds or has held positions with multiple civic and community organizations.

Nominee to Serve as Independent Trustee of the Trust

John C. Walters serves as a board director with various entities. Throughout his career he has led all aspects of wealth management, including investment management, retirement, institutional, and insurance businesses. Mr. Walters currently serves as a member of the board of directors for two private equity backed firms, Stadion Money Management and Amerilife Holdings, and Lead Independent Director of the board of trustees of the Guardian Variable Products Trust. He is also a member of the Board of Visitors for the University of North Carolina at Chapel Hill.

Previously, Mr. Walters served as President and Chief Operating Officer of Hartford Life Insurance Company, where he led all aspects of the Hartford Life businesses: mutual funds, global variable annuities, life insurance, retirement plans, group benefits, and institutional investments. In this capacity, Mr. Walters was actively involved with corporate and mutual fund boards, public investors, and business strategy and development. He also served on the Enterprise Risk Control Committee to manage firm-wide business and market risks.

Prior to becoming President of Hartford Life, Mr. Walters served as President of U.S. Wealth Management for The Hartford, leading all adviser-centric asset accumulation and protection businesses in the United States, including mutual funds, annuities, retirement plans, institutional products, and individual life insurance. Additionally, Mr. Walters served as both President of the Hartford Mutual Funds and as a board member.

Prior to joining Hartford Life Insurance Company, Mr. Walters was President of the Financial Services Group for First Union Securities, a full-service broker dealer for First Union Bank, and Managing Director at Wheat First Securities, a regional brokerage firm. These roles provided a strong background in retail wealth management and distribution.

Mr. Walters holds a Bachelor of Science degree from the University of North Carolina and a Master of Business Administration from Duke University.

Board Structure and Responsibilities

The Board is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of the Funds' respective shareholders. The Board periodically reviews the Funds' investment performance, as well as the quality of other services provided to the Funds and their respective shareholders by each of the Funds' service providers, including the investment adviser and its affiliates. The Board seeks to represent shareholder interests by:

∙reviewing with the investment adviser senior management the investment performance of each Fund;

∙reviewing the quality of the various other services provided to the Funds and their shareholders by each of the Funds' service providers, including the investment adviser and its affiliates;

∙discussing with the investment adviser senior management steps being taken to address any performance or service deficiencies;

∙reviewing the fees paid to the investment adviser and its affiliates to ensure that such fees remain reasonable and competitive with those of other comparable funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

∙monitoring potential conflicts between the Funds and the investment adviser and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders; and

∙monitoring potential conflicts among the Funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

The Board currently is comprised of a super-majority (80% or more) of Independent Trustees and one Interested Trustee. If shareholders elect the Nominees, after the closing of the Transaction, the Board will be comprised of eight Independent Trustees (80%) and two Interested Trustees. It is anticipated that Mr. Daniel S. McNamara, who is President of the Trust and an Interested Trustee, will serve as the Chairman of the Board upon the closing of the Transaction. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in the Trust's registration statements filed with the SEC or pursuant to the Trust's organizational documents, or as assigned by the Trust's Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations, or liability that are greater than the duties, obligations, or liability imposed on any other Trustee, generally. It is anticipated that Mr. Jefferson Boyce, an Independent Trustee, will serve as a Lead Independent Trustee and Vice Chairman upon the closing of the Transaction. The Vice Chair and Lead Independent Trustee may call meetings of the Board and any Board committee whenever he deems it necessary, and presides at meetings of the Trustees in the absence of the Chair. The Vice Chair and Lead Independent Trustee participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Vice Chair and Lead Independent Trustee will coordinate activities performed by the independent Trustees as a group and will serve as the main liaison between the independent Trustees and the Funds' management and officers between meetings. The Vice Chair and Lead Independent Trustee may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by a Lead Independent Trustee to be integral to promoting effective independent oversight of the Funds' operations and meaningful representation of the shareholders' interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the

Board's view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustees provide the Board with management's perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the relevant Board, including in response to changes in circumstances or the characteristics of the relevant Trust.

Board Meetings and Standing Committees

The Board typically conducts regular meetings five times a year to review Fund operations. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. If the Trust holds annual meetings of shareholders, the policy is that all Trustees should attend, subject to availability. During the one-year period ended December 31, 2018, the Board met seven times. Each continuing Trustee attended at least 75% of the Board meetings, including regular, special, and committee meetings (as applicable).

The Board has five committees: An Executive Committee, an Audit and Compliance Committee, a Product Management and Distribution Committee, a Corporate Governance Committee, and an Investments Committee. The duties of these five Committees and their membership are as follows:

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust, which may be delegated to it by the Board. Interested Trustee D. McNamara and Independent Trustee Mason are members of the Executive Committee of the Board. The Executive Committee held no meetings during the one-year period ended December 31, 2018.

Audit and Compliance Committee: The Audit and Compliance Committee of the Board reviews the financial information and the independent auditor's reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust's compliance program and the performance of the Trust's chief compliance officer, as well as responsibility for certain additional compliance matters. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, Newton, and Reimherr are members of the Audit and Compliance Committee of the Board. The Audit and Compliance Committee held four meetings during the one-year period ended December 31, 2018. Information about the fees paid to the Trust's independent registered public accounting firm and the Audit and Compliance Committee's oversight of the fees paid to that firm is provided in Appendix I.

Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Funds offered by the Trust and the respective investment objectives and policies, as well as selection of subadvisers; oversees the distribution and marketing of the Funds; and assists the Board in overseeing certain third- party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust's 12b-1 Plan. Interested Trustee D. McNamara and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, Newton, and Reimherr are members of the Product Management and Distribution Committee of the Board. The Product Management and Distribution Committee held five meetings during the one-year period ended December 31, 2018.

Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees and establishing procedures to identify and recruit potential candidates for Board membership and to recommend candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Paul McNamara, chairman of the Corporate Governance Committee, care of the Secretary of the Trust at 9800 Fredericksburg Road, San Antonio, Texas 78288. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, Newton, and Reimherr are members of the Corporate Governance Committee of the Board. The Corporate Governance Committee held six meetings during the one-year period ended December 31, 2018. A copy of the written charter for the Corporate Governance Committee is attached to this Proxy Statement as Appendix L.

Investments Committee: The Investments Committee of the Board assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by AMCO and/or, if applicable, the investment subadviser(s) for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund's assets. In addition, the Investments Committee coordinates the Board's consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. Interested Trustee D. McNamara, and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, Newton, and Reimherr are members of the Investments Committee of each Board. The Investments Committee held four meetings during the one-year period ended December 31, 2018.

Board Oversight of Risk Management

As series of a registered investment company, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees of the Trust play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds' external auditors and periodic presentations from the investment adviser's risk management department.

The Board also participates in the Funds' risk oversight, in part, through the Funds' compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds' chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

Fund management seeks to identify for the Board the risks that it believes may affect the Funds and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking, and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

As described above, among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Compensation of the Trustees

The Trust pays each Independent Trustee the following fees for his or her services to the Board. Independent Trustees are compensated on the basis of an aggregate annual retainer of $179,000 plus reimbursement for reasonable expenses incurred in attending any meeting of the Board or one of its committees. The Chairman (or Lead Independent Trustee if the Chairman is Interested) receives an additional annual fee of $65,000, while each Independent Trustee serving as Chair of a committee of the Board receives an additional annual fee of $16,000 (Audit and Compliance Committee)

or $12,000 (Corporate Governance Committee, Investments Committee, and Product Management and Distribution Committee). The fee for attending an in-person regular or special meeting of the Board is $4,000. The fee for attending an in-person regular or special committee meeting is $2,000 per meeting. The fee for telephonic meetings of the Board or a committee called by the Trust's officers is $1,000 per meeting. All Funds in the Trust meet on a combined basis for regular meetings. All compensation is allocated evenly among all Funds of the Trust.

Compensation paid to Independent Trustees currently is used to acquire shares of one or more Funds in the fund complex under an automatic investment program for the Independent Trustees or deposited directly into the Independent Trustee's bank account. The Independent Trustees periodically review their compensation to assure that it continues to be appropriate considering their responsibilities as well as in relation to fees paid to trustees of other comparable mutual fund companies. Interested Trustees are not compensated by any Fund for their service on the Board or any committee of the Board. Mr. Daniel S. McNamara is an Interested Trustee of the Trust and, therefore, has not been compensated by the Trust for his service as a Trustee. No pension or retirement benefits are accrued as part of Fund expenses.

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees during the one-year period ended December 31, 2018.

Trustee Compensation Table

for the One-Year Period Ended December 31, 20182

		Pension or
		Retirement
	Aggregate	Benefits Accrued	Estimated Annual	Total Compensation
	Compensation from	as Part of Trust	Benefits Upon	from the USAA Family
Trustee	the Trust	Expenses	Retirement	of Funds 2
Interested Trustees
Daniel S. McNamara1	$0	$0	$0	$0
Independent Trustees
Robert L. Mason, Ph.D.	$311,000	$0	$0	$311,000
Michel F. Reimherr	$246,000	$0	$0	$246,000
Jefferson C. Boyce	$258,000	$0	$0	$258,000
Dawn Hawley	$262,000	$0	$0	$262,000
Richard Y. Newton, III	$246,000	$0	$0	$246,000
Paul L. McNamara	$258,000	$0	$0	$258,000
Barbara B. Ostdiek, Ph.D.	$246,000	$0	$0	$246,000

1Daniel S. McNamara is affiliated with the Trust's investment adviser, AMCO, and accordingly, receives no remuneration for the Trust or any other fund of the USAA Fund Complex.

2At December 31, 2018, the Fund Complex consisted of two registered investment companies offering 53 individual funds.

Trustees' and Nominees' Ownership of Fund Shares

The following table sets forth the dollar range of total equity securities beneficially owned by each Trustee and Nominee in each Fund, and all the Funds collectively, as of December 31, 2018.

			Dollar Range of Equity Securities		Cornerstone

Name of Trustee/	Aggressive	California	Capital	Cornerstone	Conservative	Cornerstone
Nominee	Growth Fund	Bond Fund	Growth Fund	Aggressive Fund	Fund	Equity Fund
Independent Trustees/Nominees
Jefferson C. Boyce	None	None	None	None	None	None
Dawn M. Hawley	None	None	None	None	None	None
Robert L. Mason, Ph.D.	None	None	None	None	None	None
Paul L. McNamara	None	None	$0-$10,000	None	None	None
Richard Y. Newton III	None	None	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	None	None	None	None	None
Michel F. Reimherr	None	None	None	None	None	None
John C. Walters	None	None	None	None	None	None
Interested Trustee/Nominee
Daniel S. McNamara	None	None	None	None	None	None
David C. Brown	None	None	None	None	None	None

		Cornerstone	Dollar Range of Equity Securities

	Cornerstone	Moderately			Extended
Name of Trustee/	Moderately	Conservative	Cornerstone	Emerging	Market Index	Global Equity
Nominee	Aggressive Fund	Fund	Moderate Fund	Markets Fund	Fund	Income Fund
Independent Trustees/Nominees
Jefferson C. Boyce	None	None	None	None	None	None
Dawn M. Hawley	None	None	None	None	None	None
Robert L. Mason, Ph.D.	$50,001-$100,000	None	None	None	None	None
Paul L. McNamara	None	None	None	None	None	None
Richard Y. Newton III	None	None	None	None	None	None
Barbara B. Ostdiek, Ph.D.	$0-$10,000	None	None	None	None	None
Michel F. Reimherr	None	None	None	None	None	None
John C. Walters	None	None	None	None	None	None
Interested Trustee/Nominee
Daniel S. McNamara	None	None	None	$10,001-$50,000	$0-$10,000	None
David C. Brown	None	None	None	None	None	None

Dollar Range of Equity Securities
Name of Trustee/	Global Managed	Government	Growth	Growth &	Growth and Tax High
Nominee	Volatility Fund	Securities Fund	Fund	Income Fund	Strategy Fund	Income Fund
Independent Trustees/Nominees
Jefferson C. Boyce	None	None	None	None	None	None
Dawn M. Hawley	None	None	None	None	$50,001-$100,000	None
Robert L. Mason, Ph.D.	None	None	None	$50,001-$100,000	None	None
Paul L. McNamara	None	None	None	$0-$10,000	None	$10,001-$50,000
Richard Y. Newton III	None	None	None	$10,001-$50,000	None	None
Barbara B. Ostdiek, Ph.D.	None	None	None	None	None	None
Michel F. Reimherr	None	None	None	None	None	$50,001-$100,000
John C. Walters	None	None	None	None	None	None
Interested Trustee/Nominee
Daniel S. McNamara	None	None	None	None	None	$10,001-$50,000
David C. Brown	None	None	None	None	None	None

Dollar Range of Equity Securities
Name of Trustee/		Income	Intermediate-	International	Managed	Money
Nominee	Income Fund	Stock Fund	Term Bond Fund	Fund	Allocation Fund	Market Fund
Independent Trustees/Nominees
Jefferson C. Boyce	None	$10,001-$50,000	None	None	None	None
Dawn M. Hawley	None	None	$10,001-$50,000	None	None	None
$50,001-
Robert L. Mason, Ph.D.	None	$100,000	None	$0-$10,000	None	Over $100,000
Paul L. McNamara	None	$10,001-$50,000	None	$10,001-$50,000	None	Over $100,000
Richard Y. Newton III	None	None	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	None	None	None	None	$0-$10,000

Michel F. Reimherr	None	None	$10,001-$50,000	None	None	$10,001-$50,000
John C. Walters	None	None	None	None	None	None
Interested Trustee/Nominee
Daniel S. McNamara	$50,001-$100,000	None	None	None	$10,001-$50,000	$10,001-$50,000
David C. Brown	None	None	None	None	None	None

Dollar Range of Equity Securities
Precious Metals
Name of Trustee/	Nasdaq-100	New York	and Minerals	S&P 500	Science &	Short-Term
Nominee	Index Fund	Bond Fund	Fund	Index Fund	Technology Fund Bond Fund
Independent Trustees/Nominees
Jefferson C. Boyce	None	$0-$10,000	None	None	None	None
Dawn M. Hawley	None	None	None	None	None	None
Robert L. Mason, Ph.D.	None	None	None	None	None	None
Paul L. McNamara	None	None	None	None	$50,001-$100,000	None
Richard Y. Newton III	None	None	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	None	None	None	None	None
Michel F. Reimherr	None	None	None	$50,001-$100,000	None	None
John C. Walters	None	None	None	None	None	None
Interested Trustee/Nominee
Daniel S. McNamara	None	None	None	None	None	$10,001-$50,000
David C. Brown	None	None	None	None	None	None

Dollar Range of Equity Securities
		Target	Target	Target	Target	Target
Name of Trustee/	Small Cap	Managed	Retirement	Retirement	Retirement	Retirement
Nominee	Stock Fund	Allocation Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Independent Trustees/Nominees
Jefferson C. Boyce	None	None	None	None	None	None
Dawn M. Hawley	None	None	None	None	None	None
Robert L. Mason, Ph.D.	None	None	None	None	None	None
Paul L. McNamara	None	None	None	$10,001-$50,000	None	None
Richard Y. Newton III	None	None	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	None	None	None	None	None
Michel F. Reimherr	None	None	None	None	None	None
John C. Walters	None	None	None	None	None	None
Interested Trustee/Nominee
Daniel S. McNamara	None	None	None	None	None	None
David C. Brown	None	None	None	None	None	None

Dollar Range of Equity Securities
	Target	Target	Tax Exempt		Tax Exempt
Name of Trustee/	Retirement	Retirement	Intermediate-	Tax Exempt	Money Market	Tax Exempt
Nominee	2060 Fund	Income Fund	Term Fund	Long-Term Fund	Fund	Short-Term Fund
Independent Trustees/Nominees
Jefferson C. Boyce	None	None	None	$0-$10,000	$0-$10,000	None
Dawn M. Hawley	None	None	None	None	None	None
Robert L. Mason, Ph.D.	None	None	None	$10,001-$50,000	None	None
Paul L. McNamara	None	None	None	None	None	None
Richard Y. Newton III	None	None	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	None	None	None	None	None
Michel F. Reimherr	None	None	None	None	None	None
John C. Walters	None	None	None	None	None	None
Interested Trustee/Nominee
Daniel S. McNamara	None	None	Over $100,000	None	$10,001-$50,000	$0-$10,000
David C. Brown	None	None	None	None	None	None

		Ultra Short-	Dollar Range of Equity Securities

Name of Trustee/	Treasury Money	Term Bond	Value	Virginia	World	USAA Family of
Nominee	Market Trust	Fund	Fund	Bond Fund	Growth Fund	Funds Total*
Independent Trustees/Nominees
Jefferson C. Boyce	$10,001-$50,000	None	None	None	None	$50,001-$100,000
Dawn M. Hawley	None	$10,001-$50,000	$50,001-$100,000	None	$10,001-$50,000	Over $100,000
Robert L. Mason, Ph.D.	$0-$10,000	None	None	None	None	Over $100,000
Paul L. McNamara	Over $100,000	None	None	None	None	Over $100,000
Richard Y. Newton III	None	None	None	None	None	$10,001-$50,000

Barbara B. Ostdiek, Ph.D.	None	$0-$10,000	None	None	$0-$10,000	$0-$10,000
Michel F. Reimherr	$10,001-$50,000	None	None	None	None	Over $100,000
John C. Walters	None	None	None	None	None	None
Interested Trustee/Nominee
Daniel S. McNamara	Over $100,000	Over $100,000	None	None	None	Over $100,000
David C. Brown	None	None	None	None	None	None

* This column reflects information regarding ownership of equity securities issued by all Funds in the Trust.

No Independent Trustee of the Trust, and no Nominee who is or would be an Independent Trustee, and no member of his or her immediate family, beneficially owns or owns of record securities representing interests in AMCO, any Subadviser or distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Independent Trustee's spouse, children residing in the Independent Trustee's household, and dependents of the Trustee.

Required Vote

To be elected, a person nominated as Trustee must receive a plurality of the votes cast, which means that the Nominee receiving the highest number of votes cast at the Meeting will be elected (even if the Nominee receives approval from less than a majority of the votes cast), provided a quorum is present. The shareholders of all Funds of the Trust will vote together on Proposal 2. If the Transaction is not consummated, the nominees will not serve as Trustees of the Trust, even if elected by shareholders.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE TRUST'S INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE IN PROPOSAL 2.

BOARD CONSIDERATIONS RELATING TO THE TRANSACTION

AND THE NEW ADVISORY AGREEMENT

At an in-person meeting held on January 15, 2019, the Trust's Board of Trustees, including those Trustees who are not parties to any Existing Management Agreement or the New Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of such parties or the Trust (the "Independent Trustees"), considered and unanimously approved the New Advisory Agreement between the Trust, on behalf of each Fund, and Victory Capital, as shown in Appendix A, and, as applicable, new Investment Subadvisory Agreements between Victory Capital and each investment subadviser (each, a "New Subadvisory Agreement," and together with the New Advisory Agreement, the "New Agreements"), as listed below. The Board also determined to recommend that shareholders of each Fund approve the New Advisory Agreement. Shareholder approval is not required for the New Subadvisory Agreements. The Independent Trustees reviewed the proposed approval of the New Agreements in private sessions with their independent legal counsel at which no representatives of Victory Capital or AMCO were present.

Background for the Board Approvals

At a telephonic meeting of the Board held on November 5, 2018, representatives of USAA and AMCO informed the Board that USAA's subsidiary, USAA Investment Corporation, would enter into a stock purchase agreement with Victory Holdings, pursuant to which Victory Holdings would acquire all of the outstanding stock of AMCO and USAA Transfer Agent (the "Transaction"). The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Existing Management Agreements. The Independent Trustees also were advised that it was proposed that Victory Capital, a subsidiary of Victory Holdings, would serve as the investment adviser to each Fund Post-Transaction and that the Board would be asked to consider approval of the terms and conditions of the New Advisory Agreement with Victory Capital and thereafter to submit the New Advisory Agreement to each Fund's shareholders for approval. Because the Change of Control Event also would result in the termination of each existing subadvisory agreement between AMCO and the subadvisers to the Funds (each, an "Existing Subadvisory Agreement"), the Independent Trustees were advised that the Board would also be asked to approve the New Subadvisory Agreements.

In anticipation of the Transaction, the Trustees met at a series of subsequent in-person meetings on November 27-28, 2018, January 7-8, 2019, and January 14-15, 2019, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a "Meeting"). During each of these Meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the "Diligence Requests") that were submitted to Victory Capital, VCA, and the subadvisers. The Diligence Requests sought information relevant to the Board's consideration of the New Advisory Agreement, the New Subadvisory Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. Victory Capital, VCA, and the subadvisers provided documents and information in response to the Diligence Requests (the "Response Materials"). Following their review of the Response Materials, the Independent Trustees submitted a supplemental due diligence request for additional and clarifying information (the "Supplemental Diligence Request") to Victory Capital and VCA. Victory Capital and VCA provided further information in response to the Supplemental Diligence Request which the Board reviewed. Senior management representatives of Victory Capital and/or AMCO participated in a portion of each Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel and counsel to the Funds, who advised them on, among other things, their duties and obligations relating to their consideration of the New Agreements.

The Board's evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Existing Management Agreements and Existing Subadvisory Agreements at an in-person meeting of the Board on April 18, 2018 (the "2018 15(c) Meeting") and at other subsequent Board meetings in 2018. The Board's evaluation of the New Agreements also reflected the knowledge gained as Board members of the Funds with respect to services provided by AMCO, its affiliates, and each subadviser to the Funds.

The Board's approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of each Fund and its respective shareholders, for Victory Capital and, as applicable, the subadvisers, to provide investment advisory, investment subadvisory, and related services to the Funds, following the closing of the Transaction.

Factors Considered in Approving the New Advisory Agreement

In connection with the Board's consideration of the New Advisory Agreement, Victory Capital and AMCO advised the Board about a variety of matters, including the following:

∙The nature, extent, and quality of the services to be provided to the Funds by Victory Capital Post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by AMCO.

∙Victory Capital's stated commitment to maintaining and enhancing the USAA member/USAA Fund shareholder experience, including creating a dedicated USAA Fund sales and client service call center that will provide ongoing client service and advice to existing and new USAA members.

∙Victory Capital proposes to: (1) replace the underlying indexes for the Extended Market Index Fund and S&P 500 Index Fund with indexes designed to provide shareholders with comparable exposure and investment outcomes; (2) change the Extended Market Index Fund's and S&P 500 Index Fund's investment objectives and strategies in light of the changes to their underlying indexes; and (3) change the name of the S&P 500 Index Fund to the 500 Index Fund.

∙Victory Capital does not propose changes to the investment objective(s) of any other Funds. Although the investment processes used by Victory Capital's portfolio managers may differ from those used by AMCO's portfolio managers or, if applicable, any subadviser's portfolio managers, such differences are not currently expected to result in changes to the principal investment strategies or principal investment risks of the Funds.

∙The New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees (except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate performance adjustment). For at least two years after the Transaction closes, Victory Capital has agreed to waive fees and/or reimburse expenses so that each Fund's annual expense ratio (excluding certain customary items) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time of Transaction close (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to the Fund's advisory fee.

∙The portfolio managers at AMCO that manage the Fixed Income Funds as well as the USAA's Global Multi- Asset team servicing the Cornerstone Funds, Target Retirement Funds, Global Managed Volatility Fund, Managed Allocation Fund, and Target Managed Allocation Fund, are expected to continue to do so Post- Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. Post- Transaction, the investment teams for the Funds, other than the Fixed Income Funds, will be replaced or augmented as discussed in Proposal 1 under "Anticipated Changes to the Funds' Portfolio Management."

∙With the exception of the Index Funds, which will be advised by Victory Capital through its Victory Solutions platform, Victory Capital proposes that the same subadvisers be retained Post-Transaction, although Victory Capital may change the allocation to a particular subadviser Post-Transaction. No changes are expected to the portfolio managers of the subadvisers who will serve as subadvisers Post-Transaction.

∙VCA's distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

∙The experience of Victory Capital in acquiring and integrating investments in investment management companies and its plans to transition and integrate AMCO's and USAA Transfer Agent's businesses to Victory Capital. Victory Capital and USAA expect to enter into a transition services agreement under which USAA will continue to provide Victory Capital with certain services that are currently provided by USAA to AMCO and the USAA Transfer Agent for a specified period of time after the closing of the Transaction to assist Victory Capital in transitioning the USAA member distribution channel and member support services.

∙Pursuant to a transitional trademark license agreement with USAA, Victory Capital and the Funds will have a non-exclusive license, subject to certain restrictions and limitations, to continue using certain licensed marks including "USAA," "United Services Automobile Association," and the USAA Logo in connection with their asset management and transfer agency businesses for a period of three years following the closing of the Transaction, which agreement may thereafter be extended for an additional year.

∙The support expressed by the current senior management team at AMCO for the Transaction and AMCO's recommendation that the Board approve the New Agreements.

∙The commitments of Victory Capital and AMCO to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

In addition to the matters noted above, in their deliberations regarding approval of the New Advisory Agreement, the Board considered the factors discussed below, among others.

The nature, extent, and quality of services expected to be provided by Victory Capital.

The Board considered information provided by Victory Capital regarding its investment philosophy, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition. The Board also considered the capabilities, resources, and personnel of Victory Capital, including senior and other personnel of AMCO who had been extended offers to join Victory Capital, in order to determine whether Victory Capital is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to Victory Capital. The Board recognized that the AMCO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board considered the resources and infrastructure that Victory Capital intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as Victory Capital's commitment to those programs. The Board also considered the resources that Victory Capital has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Victory Capital related to its business, legal, and regulatory affairs. This review considered the resources available to Victory Capital to provide the services specified under the New Advisory Agreement. The Board considered Victory Capital's financial condition, including the financing of the Transaction, and noted that Victory Capital is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.

The Board considered that, while it was proposed that Victory Capital would become the investment adviser to the Funds, the same portfolio managers at AMCO that manage the Fixed Income Funds, as well as the USAA's Global Multi-Asset team servicing the Cornerstone Funds, Target Retirement Funds (including Target Managed Allocation Fund), Global Managed Volatility Fund, and Managed Allocation Fund, are expected to continue to do so after the

Transaction as employees of Victory Capital, if they choose to become employees of Victory Capital. The Board determined that it had considered the qualifications of the portfolio managers at AMCO and the subadvisers at its 2018 15(c) Meeting. The Board considered the professional experience, education, affiliations and/or other credentials or qualifications of the anticipated portfolio managers at Victory Capital that would manage the Equity Funds, Cornerstone Funds, and Target Retirement Funds. The Board noted that the Equity Funds or portions of Equity Funds currently managed by AMCO would be replaced with portfolio managers from Victory Capital.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure Post- Transaction. The Board considered that Victory Capital's experience in allocating assets to, and overseeing the advisory services of, its investment franchises and the Victory Solutions platform, was similar to AMCO's role in allocating assets to and overseeing the advisory services provided by the subadvisers.

The Board considered that the terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Existing Management Agreements. The Board also considered that the New Subadvisory Agreements are substantially similar to the terms and conditions of the Existing Subadvisory Agreements and that no changes were proposed to the allocation of responsibilities as between Victory Capital and any subadviser, except to the extent that under the New Subadvisory Agreements each subadviser would be responsible for voting proxies with respect to assets allocated to that subadviser, while AMCO currently votes all Fund proxies. The Board considered that Victory Capital also would provide certain administrative, fund accounting, and shareholder servicing services under a separate administration agreement with the Funds. In this connection, the Board considered information on Victory Capital's use of third-party service providers to provide certain sub-administration and sub-accounting services to the Funds.

After review of these and other considerations, the Board concluded that Victory Capital will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by AMCO, and that these services are appropriate in nature and extent in light of the Funds' operations and investor needs.

Performance of the Funds.

With respect to the performance of the Funds, the Board considered its review at the 2018 15(c) Meeting of peer group and benchmark investment performance comparison data relating to each Fund and, if applicable, each subadviser's long-term performance record for similar accounts. The Board considered that information reviewed at the 2018 15(c) Meeting may be more relevant for those Funds that would retain their current portfolio managers or subadvisers. With respect to the Funds whose portfolio managers would be replaced, the Board considered the performance of Victory funds with similar investment objectives and strategies managed by the portfolio managers who would manage the Funds. Based on information presented to the Board at the Meeting and its discussions with Victory Capital, the Board concluded that Victory Capital is capable of generating a level of long-term investment performance that is appropriate in light of each Fund's investment objectives, strategies and restrictions.

Fees to be paid to Victory Capital and expenses of the Funds.

The Board considered that it had reviewed each Fund's existing advisory fee rate and computation method for calculating such fees at the 2018 15(c) Meeting. The Board considered that the New Advisory Agreement does not change any Fund's advisory fee rate or the computation method for calculating such fees, except that Victory Capital, subject to Board approval, may in the future use a single designated share class to calculate performance adjustment and apply the resulting performance adjustment across each other class of shares of the Fund. The Board considered that the use of a single designated class to calculate the performance adjustment for each other class of shares of the Fund could mean that shareholders of a class other than the class used to measure the performance adjustment may pay a performance adjustment that is higher or lower than if the adjustment were calculated class by class, primarily due to the impact of differences in the fees and expenses between share classes on performance. The Board considered that the New Advisory Agreement stipulates that the period for measuring performance for calculating a Fund's performance adjustment begins on the date that Victory Capital begins managing the Fund; therefore, no performance adjustments will be made for the first twelve months of the New Advisory Agreement, as required by applicable regulations. The Board also considered Victory Capital's contractual commitment under the ELA to waive fees and/or reimburse expenses for at least two years after the closing of the Transaction, so that each Fund's annual expense ratio (excluding acquired fund fees and expenses, any performance adjustment to a Fund's advisory fee, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) does not exceed the levels reflected in each Fund's most recent audited financial statements at the time of Transaction close (or the levels of AMCO's then-current expense caps, if applicable), excluding the impact of any performance adjustment to a Fund's advisory fee. The Board considered that the ELA permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment. The Board also considered that Victory Capital and AMCO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an "unfair burden" on the Funds as a result of the transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by Victory Capital deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board considered that, with few exceptions, mostly involving weighted average fees for separate accounts, the advisory fees to be paid by the Funds were lower than the fees paid by these other funds and accounts. The Board concluded that the retention of Victory Capital was unlikely to impose an unfair burden on the Funds' because after the Transaction, none of AMCO, Victory Capital, VCA, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that Victory Capital's advisory fee is fair and reasonable.

The extent to which Victory Capital may realize economies of scale as the Funds grow larger and whether fee levels reflect these economies of scale for the benefit of Fund shareholders.

The Board considered potential or anticipated economies of scale in relation to the services Victory Capital would provide to each Fund. The Board considered that the New Advisory Agreement includes the same advisory fee breakpoints for the same Funds as the Existing Multi-Fund Agreement. The Board also considered that Victory Capital has contractually agreed to cap the Funds' annual operating expense ratios, pursuant to the ELA, which will remain in effect for at least two years from the closing of the Transaction, and may be extended. The Board also considered Victory Capital's representation that the significant increase in its assets under management Post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board noted that it will have the opportunity to periodically re-examine whether a Fund or the Trust has achieved economies of scale, and the appropriateness of investment advisory and administrative fees payable to Victory Capital, in the future.

The profits to be realized by Victory Capital and its affiliates from their relationship with the Trust.

The Board considered the benefits Victory Capital and its affiliates may derive from their relationship with the Funds, including compensation to be paid to Victory Capital for the provision of certain administrative, fund accounting and shareholder services to the Funds and compensation to be paid to USAA Transfer Agent for the provision of transfer agency services to the Funds. The Board considered the significant investments Victory Capital expected to make to support and grow the USAA member channel and the costs to integrate the USAA Fund business into Victory Capital. The Board also considered Victory Capital's profitability report presented to the board of trustees of the Victory funds in connection with their most recent 15(c) process. The Board considered Victory Capital's representation that the fully integrated USAA Fund business, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Victory Capital's overall financial profitability. The Board noted the difficulty of accurately projecting profitability under the current circumstance and noted that it would have the opportunity to give further consideration to Victory Capital's profitability with respect to the Funds at the end of the initial two-year term of the New Advisory Agreement.

Fall-Out and other benefits to Victory Capital and its affiliates.

The Board considered the possible fall-out benefits and other types of benefits that may accrue to Victory Capital and its affiliates. The Board noted that the Transaction provides Victory Capital and its affiliates the opportunity to deliver investment products and services to USAA's direct member-based channel. The Board also considered that Victory Capital may derive reputational and other benefits from its ability to use "USAA" and related names in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Victory Capital's assets under management and expand Victory Capital's investment capabilities. This increased size and diversification could facilitate Victory Capital's continued investment in its business and products, which Victory Capital would be able to leverage across a broader base of assets. Victory Capital also would be able to use trading commission credits from the Funds' transactions in securities to "purchase" third party research and execution services to support its investment process. Based on its review, the Board determined that any "fall-out" benefits and other types of benefits that may accrue to Victory Capital are fair and reasonable.

Conclusions.

Based on the foregoing and other relevant considerations, at the Meeting of the Board held on January 15, 2019, the Board, including a majority of the Independent Trustees, acting within its business judgment, (1) concluded that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement is in the best interests of each Fund and its respective shareholders, (2) voted to approve the New Advisory Agreement, and (3) voted to recommend approval of the New Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis and its determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders of the Funds.

New Subadvisory Agreements Approved by the Board

At the in-person meeting held on January 15, 2019, the Board, including the Independent Trustees, considered and unanimously approved New Subadvisory Agreements between Victory Capital and the following current investment subadviser to the Funds. Shareholder approval is not required for the New Subadvisory Agreements.

Fund	Subadvisers
Capital Growth Fund	New Subadvisory Agreement with
QS Investors LLC

Emerging Markets Fund	New Subadvisory Agreements with Brandes
Investment Partners, LP and Lazard Asset
Management

Growth & Income Fund	New Subadvisory Agreement with Barrow,
Hanley, Mewhinney & Strauss

Growth Fund	New Subadvisory Agreements with Loomis
Sayles & Co. and Renaissance Investment
Management

Growth and Tax Strategy Fund	New Subadvisory Agreement with Northern
Trust Investments, Inc.

Income Stock Fund	New Subadvisory Agreement with Epoch
Investment Partners, Inc.

International Fund	New Subadvisory Agreements with Lazard
Asset Management, MFS Investment
Management, and Wellington Management
Company LLP

Science & Technology Fund	New Subadvisory Agreement with
Wellington Management Company LLP

Small Cap Stock Fund	New Subadvisory Agreements with ClariVest
Asset Management LLC, Granahan
Investment Management, Inc., and
Wellington Management Company LLP

World Growth Fund	New Subadvisory Agreement with MFS
Investment Management

Value Fund	New Subadvisory Agreement with Barrow,
Hanley, Mewhinney & Strauss

VOTING AND OTHER INFORMATION

Who May Vote

All shareholders of the Funds who own shares as of the close of business on February 8, 2019, the Record Date, are entitled to vote on the Proposals. Each share of each Fund will be entitled to one vote on the Proposals at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Appendix M sets forth the number of shares of beneficial interest outstanding and entitled to be voted of each Fund as of the close of business on the Record Date.

Broker-dealer firms holding shares of the Funds in street name for the benefit of their customers will request the instructions of such customers on how to vote their shares before the Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain "routine" matters, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions from its customers have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Funds anticipate that the NYSE will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's shares on the Proposals. A signed proxy card that does not specify how the beneficial owner's shares are to be voted on the Proposals may be deemed to be an instruction to vote "FOR" the Proposals.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

With respect to shares of each Fund held in USAA individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth, and SIMPLE IRAs), the IRA Custodian, USAA Federal Savings Bank, will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If USAA IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for or against any Proposal in the same proportion as other USAA IRA shareholders have voted.

If you appoint a proxy or provide instructions by signing and returning your proxy card(s), you can revoke that appointment or those instructions before they are exercised. If you are a shareholder, you can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing that you have revoked your proxy prior to the Meeting by writing to the Secretary of the Trust at the following address: 9800 Fredericksburg Road, San Antonio, Texas 78288, or by attending the Meeting and voting in person.

Voting in Person

If you are a direct shareholder attending the Meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Meeting. If you attend the Meeting, but your shares are held in the name of your broker, bank, or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you do not bring with you such a letter, the Trust may at its sole discretion accept a provisional ballot from you pending validation that you are the actual beneficial owner of shares of the Fund(s).

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares that, as of the Record Date, must be present in person or by proxy for a Fund to hold a valid shareholder meeting. A Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. With respect to the Trust, and any Fund that is a series of the Trust, the Trust's Fourth Amended and Restated Master Trust Agreement provides that the presence, in person or by proxy, of thirty percent (30%) of the shares entitled to vote shall be a quorum for the transaction of business.

All shareholders of each Fund as of the Record Date will be entitled to vote on the Proposals affecting their Fund(s). With respect to Proposal 2 for the election of Trustees, all Funds will vote together. For Proposal 1, voting with respect to the Proposals will take place on a Fund-by-Fund basis, meaning that your vote with respect to one Fund in which you hold shares will be counted together with the votes of other shareholders of such Fund, but will not be counted together with votes of shareholders of other Funds. Therefore, a vote for a Proposal with respect to one Fund will not affect the approval of a Proposal with respect to any other Fund.

The approval of Proposal 1 with respect to a Fund requires the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Fund means the vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Proposal 2 must be approved by a plurality of all the votes cast at the Meeting, which means that the nominees receiving the highest number of votes cast at the Meeting will be elected (even if they receive approval from less than a majority of the votes cast), provided a quorum is present. If any other business properly comes before the Meeting, a majority of the shares voted shall decide such business, unless a different vote is required or permitted by any provision of the 1940 Act, other applicable law, or by the Trust's Declaration of Trust or By-Laws.

Shares represented in person or by proxy, including shares that abstain or do not vote with respect to the Proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Abstentions and "broker non- votes" (i.e., shares held by brokers, banks, or other nominees as to which: (i) instructions have not been received from the beneficial owner or persons entitled to vote; and (ii) the broker, bank, or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will have the effect of a vote against Proposal 1. However, at the request of the Fund, for brokerage customers of National Financial Services, LLC, a Fidelity Investments Company ("NFS"), shares held by NFS without instructions from the beneficial owner or persons entitled to vote will not be voted or counted for purposes of determining whether a quorum is present. Therefore, shareholders that hold their shares through NFS, must provide voting instructions for their shares to be voted on Proposal 1 and for such shares to count toward a quorum. This will result in lowering the threshold required for the approval of Proposal 1.

For Proposal 2, abstentions do not constitute a vote "for" or "against" the matter and will be disregarded in determining "votes cast" on the Proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 2.

Adjournments

In the event that a quorum is not present at the Meeting or if a quorum is present, but sufficient votes in favor of one or more Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of any proposal to adjourn the Meeting under the foregoing circumstances.

Solicitation of Proxies

Proxies will be solicited primarily by mailing of the proxy materials, but proxies also may be solicited through further mailings, telephone calls, personal meetings, or e-mail by officers of the Funds, employees, or agents of AMCO, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Meeting approaches. The Funds have retained a proxy solicitor, Broadridge Financial Solutions, Inc., to assist in forwarding and soliciting proxies. Pursuant to this arrangement, the proxy solicitor has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposals described in the Proxy Statement. Should shareholders require additional information, they may call the proxy solicitor toll-free at 844-858-7380.

Costs of the Meeting

AMCO and Victory Capital will bear all expenses incurred in connection with the Meeting, including the costs of preparing, printing, and mailing this Proxy Statement, soliciting proxies, and any costs related to adjournments, whether or not the proposals are approved by shareholders. The Funds will not bear any portion of these expenses. The cost of retaining the proxy solicitor is estimated to be approximately $2.5 million for processing and tabulation fees, plus out-of-pocket expenses. This estimate does not reflect the costs associated with (i) solicitation efforts with respect to record holders or beneficial owners of shares, (ii) printing and mailing of the proxy materials, or (iii) reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners.

Principal Holders

Record and Beneficial Share Ownership. To the knowledge of the Trust, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund as of December 31, 2018, except as listed in Appendix N.

Other Matters to Come Before the Meeting

The Trust is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy card(s) will confer upon the person or persons entitled to vote the shares represented by such proxy, or in accordance with such instructions, the authority to vote in their discretion on any other business that may properly come before the Meeting.

Householding

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Trust's proxy solicitor, Broadridge, toll-free at 844-858-7380. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was previously mailed. Shareholders wishing to receive separate copies of a Trust's reports and proxy statements in the future should contact USAA Investments at 800-531-1235.

Shareholder Communications with the Board of Trustees

If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trust at 9800 Fredericksburg Road, San Antonio, Texas 78288, who will forward such communication as appropriate.

Shareholder Information

The Trust, as a Delaware statutory trust, is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 9800 Fredericksburg Road, San Antonio, Texas 78288 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Additional information about the Funds is available in their respective prospectuses, statements of additional information, and annual and semiannual reports to shareholders. Each Fund's most recent annual and semiannual reports have previously been mailed to shareholders. Additional copies of any of these documents are available without charge by calling USAA at 800-531-USAA or by writing to USAA Asset Management Company, 9800 Fredericksburg Road, San Antonio, TX 78288. All of these documents also are on file with the SEC and are available on the SEC's website at www.sec.gov.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

APPENDIX A: FORM OF NEW ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

between

USAA MUTUAL FUNDS TRUST

and

VICTORY CAPITAL MANAGEMENT INC.

AGREEMENT made as of the [•] day of [•], 2019, by and between USAA Mutual Funds Trust (the "Trust"), a Delaware statutory trust which may issue one or more series of shares of beneficial interest, and Victory Capital Management Inc., a New York corporation (the "Adviser").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A individually and not jointly (each, a "Fund" and collectively, the "Funds"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.Appointment.

(a)General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)Sub-Advisers. Subject to the general supervision and control of the Trust's Board of Trustees and under the terms and conditions set forth in this Agreement, the Adviser, at its own expense, may select and contract with one or more Sub-Advisers to manage the investment operations and composition of each Fund and render investment advice for each Fund, including the purchase, retention and disposition of the investments, securities and cash contained in each Fund, in accordance with such Fund's investment objectives, policies and restrictions as stated in the Trust's Master Trust Agreement, By-Laws, and such Fund's Prospectus and Statement of Additional Information, as is from time to time in effect; provided that, (i) the Adviser will continue to have overall supervisory responsibility for the general management and investment of each Fund's assets, and (ii) any contract with a Subadviser (a "Sub-Advisory Agreement") shall be in compliance with an approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission ("SEC") or its staff.

Subject to the general supervision and control of the Trust's Board of Trustees, the Adviser will have full discretion to (i) select new or additional Sub-Advisers for each Fund, (ii) enter into and materially modify existing Sub-Advisory Agreements, and (iii) terminate and replace any sub advisor. In connection with the Adviser's responsibilities here in, the Adviser will assess each Fund's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Fund's assets among one or more current or additional Sub-Advisers from time to time, as the Adviser deems appropriate, to enable each Fund to achieve its investment goals. In addition the Adviser will monitor compliance of each Subadviser with the investment objectives, policies and restrictions of any Funds or Funds (or portions of any Fund) under the management of each such a Subadviser, and review and report to the Trust's Board of Trustees on the performance of each Subadviser. The Adviser will furnish, or cause the appropriate Sub-Advisers to furnish, to the Board such periodic and special reports and other information as the Board may reasonably request. A Sub-Adviser may be an affiliate of the Adviser.

2.Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

(a)the Trust's Master Trust Agreement;

(b)the Bylaws of the Trust;

(c)resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

(d)the most recent Post-Effective Amendment to the Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the SEC;

(e)Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the SEC; and

(f)the currently effective Prospectuses and Statements of Additional Information of the Funds.

3.Investment Advisory Services.

(a)Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

(i)supervise all aspects of the operations of the Trust and each Fund;

(ii)obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' investment portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's investment portfolio;

(iii)determine which issuers and securities shall be included in the portfolio of each Fund;

(iv)furnish a continuous investment program for each Fund;

(v)in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

(vi)take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Trust's Board of Trustees.

(b)Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Master Trust Agreement, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each

Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

(c)Books and Records. Pursuant to applicable law, the Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

(d)Reports, Evaluations and other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

(e)Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

(f)Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Trust's Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund. Any transactions for a Fund that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Rule lla2-2(T). The Fund hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

(g)Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

4.Representations and Warranties.

(a)The Adviser hereby represents and warrants to the Trust as follows:

(i)The Adviser is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

(ii)The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

(iii)The Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Adviser's obligations hereunder.

(b)The Trust hereby represents and warrants to the Adviser as follows:

(i)The Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

(ii)The Trust is registered as an investment company with the SEC under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

5.Compensation. As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets a fee in the amount computed as set forth in Schedules A - B. At the request of the Adviser, some or all of such fee shall be paid directly to a Sub- Adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

6.Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust.

7.Expenses. As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Trust's Trustees that are not employees of the Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds' shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust's Board of Trustees;

(xii)association membership dues authorized by the Trust's Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds' assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust's Trustees and officers.

8.Non-Exclusive Services; Limitation of Adviser's Liability. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities. The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

9.Effective Date; Modifications; Termination. This Agreement shall become effective as of the date first above written, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

(a)With respect to each Fund, this Agreement shall continue in force for a period of two years from the date first set forth above, or from such date that a new series of the Trust is added as a Fund to this Agreement, whichever is later. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually

(i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Trust's Board of Trustees or a majority of the outstanding voting shares of the Fund.

(b)The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(c)Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. Such a termination by the Trust may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

10.Limitation of Liability of Trustees and Shareholders. The Adviser acknowledges the following limitation of liability:

The terms "USAA Mutual Funds Trust" and "Trustees" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Master Trust Agreement, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

11.Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the SEC.

12.Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trust's Board of Trustees from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

13.Structure of Agreement. The Trust is entering into this Agreement on behalf of the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

(a)any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

(b)under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

(c)the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

14.Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware. Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal and state courts within the State of Delaware, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that any such court does not have jurisdiction over that party.

16.Third-Party Beneficiaries. No person other than the Funds and the Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Fund any direct, indirect, derivative, or other rights against the Adviser, or (ii) create or give rise to any duty or obligation on the part of the Adviser (including without limitation any fiduciary duty) to any person other than the Fund (including without limitation any shareholder in the Fund), all of which rights, benefits, duties, and obligations are hereby expressly excluded.

17.Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

18.Notices. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to 3435 Stelzer Road, Columbus, Ohio 43219-3035, Attention: Chair of the Board of USAA Mutual Funds Trust, or at such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, Attention: President, with a copy to Christopher K. Dyer, or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be effective upon delivery.

19.Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

20.Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

22.Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

USAA MUTUAL FUNDS TRUST	VICTORY CAPITAL MANAGEMENT INC.
On behalf of the Funds listed on Schedule A,
individually and not jointly
By: _________________________________	By: _________________________________
Name:	Name:
Title:	Title:

SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT

between

USAA MUTUAL FUNDS TRUST

and

VICTORY CAPITAL MANAGEMENT INC.

Dated [•]

This Schedule A shall apply to each of the Funds identified on Schedule A-1 hereto (each, a "Fund").

(a)General. The Trust shall pay to the Adviser, as compensation for the Adviser's services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trust's Board of Trustees ("Board") to be appropriate over the same period.

(b)(1) Index and Changes Thereto. The Board has designated for each Fund the index identified on Schedule A-1 as the index to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index"). From time to time, the Board may, by a vote of the Board voting in person, including a majority of the Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of a Fund, including without limitation in the event that the party who publishes the Index ("Index Provider") determines to terminate publishing the Index. After ten days' written notice to the Adviser, a different index (the "Successor Index") shall be substituted for the Index in prospectively calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund's performance compared to the Index. Notwithstanding the foregoing, in the event that an Index Provider determines to terminate publishing an Index and such Index is superseded by a Successor Index designated by the Index Provider, the Successor Index shall be substituted for the Index in prospectively calculating the Performance Adjustment.

(b)(2) Calculation by Class; Alternative Single Class Calculation. The Performance Adjustment shall be calculated for and applied to each share class of a Fund separately. In the future, the Board may approve, by a vote of the Board voting in person, including a majority of the Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, the designation of a single share class of a Fund for purposes of calculating the Performance Adjustment and the same Performance Adjustment will be applied across each other class of shares of the Fund. From time to time, the Board may determine that a different class or classes of shares of the Trust representing interests in a Fund other than the designated class is more appropriate for use in calculating the Performance Adjustment. After ten days' written notice to the Adviser, such different class or classes of shares (the "Successor Class") shall be substituted for the designated class in calculating the Performance Adjustment for a Fund. The use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.

(c)Basic Fee. The basic fee for a Fund (the "Basic Fee") for any period shall equal: (i) the Fund's average net assets during such period, multiplied by (ii) the annual rate identified for such Fund on Schedule A-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

(d)Performance Adjustment. The amount of the performance adjustment (the "Performance Adjustment") shall equal: (i) the average net assets of the Fund (or the class) over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund (or the class) experienced better or worse performance than the Index.

(e)Adjustment Rate. The adjustment rate (the "Adjustment Rate") shall be as set forth in Schedule A-2 for each

Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to ensure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule

A-2.

(f)Performance Period. The performance period (the "Performance Period") for the Funds listed in Schedule A-1 on the effective date of this Agreement shall be measured from [insert Agreement date] or, for any Fund created after that date, the Fund's inception date (the "Commencement Date"). The Commencement Date for any Fund added to Schedule A-1 after the effective date of this Agreement shall be the effective date of the amendment adding such Fund to Schedule A-1. Any new share class of an existing Fund that is offered subsequent to the Fund commencing operations shall adopt the performance of the Fund's oldest share class for periods prior to the date the new class is first offered without adjustment for any differences in fees and expenses between the two share classes.

The Performance Period shall consist of the current month plus the preceding months through the Commencement Date until a period of 36 months is included in the Performance Period, provided, however, that no Performance Adjustment shall be made with respect to any period that is less than 12 months. In months subsequent to a 36- month Performance Period having been reached, the Performance Period will be a rolling 36-month period consisting of the most recently completed month and the previous 35 months.

(g)Measurement Calculation. The Fund's investment performance will be measured by comparing the (i) opening net asset value of one share of the class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Advisers Act.

(h)Payment of Fees. The fee payable hereunder shall be computed daily and paid monthly in arrears.

(i)Average Net Assets. The term "average net assets" of a Fund or class as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund or class (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month, by (ii) the number of such days.

(j)Termination. In the event this Agreement with respect to any Fund or class is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund or class, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund or class.

SCHEDULE A-1 TO ADVISORY AGREEMENT

FUNDS WITH PERFORMANCE ADJUSTMENT

		Annual Basic		Must Be
Name of Fund1	Performance Index	Fee Rate2	Last Date	Approved
			Approved	By Date
Aggressive Growth Fund	Lipper Large-Cap Growth Funds Index	*

California Bond Fund	Lipper California Municipal Debt Funds	**
	Index

Capital Growth Fund	Lipper Global Funds Index	0.75%

Emerging Markets Fund	Lipper Emerging Markets Funds Index	1.00%

Global Equity Income Fund	Lipper Global Equity Income Funds	0.50%
	Index

Government Securities Fund	Lipper Intermediate U.S. Government	0.125%
	Funds Index

Growth & Income Fund	Lipper Multi-Cap Core Funds Index	0.60%

Growth and Tax Strategy	Composite Consisting of 51% of the	0.30%
Fund	Lipper General Municipal Bond Funds
	Index and 49% of the Lipper Large Cap
	Core Funds Index

Growth Fund	Lipper Large-Cap Growth Funds Index	0.65%

High Income Fund	Lipper High Yield Bond Funds Index	0.50%

Income Stock Fund	Lipper Equity Income Funds Index	0.50%

Income Fund	Lipper A Rated Bond Funds Index	0.24%

Intermediate-Term Bond	Lipper Core Plus Bond Funds Index	**
Fund

Tax Exempt Intermediate-	Lipper Intermediate Municipal Debt	0.28%
Term Fund	Funds Index

International Fund	Lipper International Funds Index	0.75%

Tax Exempt Long-Term	Lipper General Municipal Debt Funds	0.28%

1The Performance Adjustment initially will be determined for each share class separately based on the performance of that share class, unless the Board determines otherwise.

2Expressed as a percentage of average net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily or contractually waive any portion of the advisory fee from time to time. In addition, the Adviser may from time to time undertake in writing to limit the Funds' total expenses for a definite period of time.

		Annual Basic		Must Be
Name of Fund1	Performance Index	Fee Rate2	Last Date	Approved
			Approved	By Date
Fund	Index

New York Bond Fund	Lipper New York Municipal Debt Funds	**
	Index

Precious Metals and Minerals	Lipper Precious Metals Equity Funds	0.75%
Fund	Index

Science & Technology Fund	Lipper Science & Technology Funds	0.75%
	Index

Short-Term Bond Fund	Lipper Short Investment Grade Debt	0.20%
	Funds Index

Tax Exempt Short-Term	Lipper Short Municipal Debt Funds	0.28%
Fund	Index

Small Cap Stock Fund	Lipper Small-Cap Core Funds Index	0.75%

Ultra Short-Term Bond Fund	Lipper Ultra Short Funds Index	0.24%

Value Fund	Lipper Multi-Cap Value Funds Index	0.65%

Virginia Bond Fund	Lipper Virginia Municipal Debt Funds	**
	Index

World Growth Fund	Lipper Global Funds Index	0.75%

*The fee is computed at one-half of one percent (0.50%) of the first $750 million of average net assets, two-fifths of one percent (0.40%) of the portion of average net assets over $750 million but not over $1.5 billion, and one- third of one percent (0.33%) of the portion of average net assets over $1.5 billion.

**The fee is computed at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of the portion of average net assets over $50 million but not over $100 million, and three- tenths of one percent (0.30%) of the portion of average net assets over $100 million.

Current as of [•]

USAA MUTUAL FUNDS TRUST

By:

Name:

Title:

Accepted:

VICTORY CAPITAL MANAGEMENT INC.

By:

Name:

Title:

SCHEDULE A-2 TO ADVISORY AGREEMENT

PERFORMANCE ADJUSTMENT RATE

EQUITY FUNDS
Aggressive Growth Fund	International Fund
Capital Growth Fund	Precious Metals and Minerals Fund
Emerging Markets Fund	Science & Technology Fund
Growth & Income Fund	Small Cap Stock Fund
Growth Fund	Value Fund
Global Equity Income Fund	World Growth Fund
Income Stock Fund
Over/Under Performance Relative	Performance Adjustment Rate
to Index (in basis points)	(in basis points as a percentage
of average net assets)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6
FIXED INCOME FUNDS
California Bond Fund	Tax Exempt Intermediate-Term Fund
Government Securities Fund	Tax Exempt Long-Term Fund
Growth and Tax Strategy Fund	New York Bond Fund
High Income Fund	Short-Term Bond Fund
Income Fund	Tax Exempt Short-Term Fund
Intermediate-Term Bond Fund	Ultra Short-Term Bond Fund
Virginia Bond Fund
Over/Under Performance Relative	Performance Adjustment Rate
to Index (in basis points)	(in basis points as a percentage
of average net assets)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

SCHEDULE B

to the

INVESTMENT ADVISORY AGREEMENT

between

USAA MUTUAL FUNDS TRUST

and

VICTORY CAPITAL MANAGEMENT INC.

Dated [•]

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto (each, a "Fund").

(a)The Trust shall pay to the Adviser a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule B-1 thereto.

(b)The term "average net assets" of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month, by (ii) the number of such days.

SCHEDULE B-1 TO ADVISORY AGREEMENT

FUNDS WITH NO PERFORMANCE FEE AND FEE RATES

Name of Fund	Fee Rate3
Money Market Fund	0.24%
Tax Exempt Money Market Fund	0.28%
Treasury Money Market Trust	0.125%
Global Managed Volatility Fund	0.60%
Managed Allocation Fund	0.60%
Nasdaq-100 Index Fund	0.20%
Extended Market Index Fund	0.10%
Cornerstone Moderately Conservative Fund	0.50%
Cornerstone Aggressive Fund	0.60%
Cornerstone Conservative Fund	0.00%
Cornerstone Equity Fund	0.00%
Cornerstone Moderate Fund	0.59%
Cornerstone Moderately Aggressive Fund	0.59%
S&P 500 Index Fund	0.10%
Target Managed Allocation Fund	0.50%
Target Retirement Income Fund	0.00%
Target Retirement 2020 Fund	0.00%
Target Retirement 2030 Fund	0.00%
Target Retirement 2040 Fund	0.00%
Target Retirement 2050 Fund	0.00%
Target Retirement 2060 Fund	0.00%
[Signature Page Follows]
Last	Must Be
Approved	Approved By

3Expressed as a percentage of average net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily or contractually waive any portion of the advisory fee from time to time. In addition, the Adviser may from time to time undertake in writing to limit the Funds' total expenses for a definite period of time.

Current as of [•]

USAA MUTUAL FUNDS TRUST

By:

Name:

Title:

Accepted:

VICTORY CAPITAL MANAGEMENT INC.

By:

Name:

Title:

APPENDIX B: OWNERSHIP STRUCTURE OF VICTORY CAPITAL AND VICTORY CAPITAL'S

EXECUTIVE OFFICERS AND DIRECTORS

Victory Capital Management Inc. ("Victory Capital") is a wholly-owned subsidiary of Victory Capital Operating, LLC, which is a wholly-owned subsidiary of VCH Holdings, LLC, which is a wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"), a publicly traded Delaware corporation.

Effective March 1, 2019, the principal executive officers and directors of Victory Capital are as follows:

David C. Brown	Director, Chairman, and Chief Executive Officer
Kelly S. Cliff	Director and President, Investment Franchises
Michael D. Policarpo, II Director, President, Chief Financial Officer, and Chief Administrative Officer
Nina Gupta	Director, Chief Legal Officer, and Secretary

The principal business address of the foregoing entities and individuals is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

B-1

APPENDIX C: INFORMATION REGARDING VICTORY CAPITAL'S OTHER INVESTMENT

COMPANY CLIENTS

The following table sets forth information regarding other registered investment companies or series thereof (other than the Trust and the Funds) managed in all or in part by Victory Capital that have similar investment strategies to a Fund (each a "Comparable Fund"). If a Fund is not listed, then Victory Capital does not manage any other Comparable Funds.

			Comparable Fund

		Comparable Fund	Net Assets (as of
		Contractual Fee	12/31/2018)
USAA Fund	Comparable Fund	Rate+	($millions)
	Victory Munder Multi-Cap Fund	0.75	351.3
Aggressive Growth Fund	Victory NewBridge Large Cap Growth
Growth Fund	Fund	0.75	19.7
Nasdaq-100 Index Fund	Victory RS Growth Fund	0.75	219.8
	Wilshire Large Company Growth Fund	*	68.7

	Victory Diversified Stock Fund	0.65	332.1
	Victory Institutional Diversified Stock
Growth & Income Fund	Fund	0.50	18.9
	Victory RS Large Cap Alpha Fund	0.50	487.0
S&P 500 Index Fund
	Victory S&P 500 Index Fund	0.20	205.9

	Victory Special Value Fund	0.75	57.9
	Victory US 500 Enh Vol Wtd Index Fund	0.70	103.8
Extended Market Index Fund	Victory RS Investors Fund	1.00	38.8
	Victory RS Value Fund	0.85	358.2

Small Cap Stock Fund	Victory Integrity Discovery Fund	1.00	117.1
	Victory RS Partners Fund	1.00	428.7

Science & Technology Fund	Victory RS Science and Technology Fund	1.00	208.8
	Victory Sophus Emerging Markets Fund	1.00	281.9
	Victory Sophus Emerging Markets Sm-
Emerging Markets Fund	Cap Fund	1.25	4.3
	Victory Trivalent Emerging Mkts Sm-Cap

	Fund	1.10	8.2
	USAA Emerging Markets Fund	0.55	121.8
International Fund	Victory RS International Fund	0.80	24.2
	Victory Trivalent Intl Fund-Core Equity
	Fund	0.80	23.0
Capital Growth Fund	Victory RS Global Fund	0.80	34.8
Cornerstone Equity Fund
Global Equity Income Fund
Global Managed Volatility Fund
World Growth Fund
	Victory INCORE Investment Quality
Income Fund	Bond Fund	0.50	34.2
	Victory INCORE Total Return Bond

	Fund	0.40	81.4
Short-Term Bond Fund	Victory INCORE Low Duration Bond
	Fund	0.45	350.4

High Income Fund	Victory High Yield Fund	0.60	81.7
Tax Exempt Long-Term Fund	Victory Tax-Exempt Fund	0.50	68.2

+Victory Capital has not waived any portion of its advisory fee rate.

*Sub-advisory fee not disclosable pursuant to a SEC manager-of-manager exemptive order.

C-1

APPENDIX D: FEES PAID TO AMCO AS INVESTMENT ADVISER

Advisory fee (including performance adjustments) paid by each Fund during its most recent fiscal year end.

Fund	FYE 3/31
California Bond Fund Shares	$2,002,081
California Bond Fund Adviser Shares	$19,739
New York Bond Fund Shares	$693,144
New York Bond Fund Adviser Shares	$19,858
Virginia Bond Fund Shares	$2,303,581
Virginia Bond Fund Adviser Shares	$75,941
Tax Exempt Long-Term Fund Shares	$6,350,445
Tax Exempt Long-Term Fund Adviser Shares	$21,971
Tax Exempt Intermediate-Term Fund Shares	$13,467,057
Tax Exempt Intermediate-Term Fund Adviser Shares	$88,111
Tax Exempt Short-Term Fund Shares	$4,449,869
Tax Exempt Short-Term Fund Adviser Shares	$56,251
Tax Exempt Money Market Fund Shares	$5,263,648
Global Equity Income Fund Shares	$463,833
Global Equity Income Fund Institutional Shares	$26,058
Target Managed Allocation Fund	$2,421,964
Fund	FYE 5/31
Growth and Tax Strategy Fund	$1,580,702
Cornerstone Moderately Conservative Fund	$1,081,660
Cornerstone Moderate Fund	$6,877,285
Cornerstone Moderately Aggressive Fund	$14,642,764
Cornerstone Aggressive Fund	$1,953,915
Precious Metals and Minerals Fund Shares	$3,998,325
Precious Metals and Minerals Fund Institutional Shares	$13,429
Precious Metals and Minerals Fund Adviser Shares	$120,531
Emerging Markets Fund Shares	$4,122,227
Emerging Markets Fund Institutional Shares	$6,172,215
Emerging Markets Fund Adviser Shares	$53,038
International Fund Shares	$14,087,505
International Fund Institutional Shares	$18,427,153
International Fund Adviser Shares	$60,289
Government Securities Fund Shares	$470,503
Government Securities Fund Institutional Shares	$270,557
Government Securities Fund Adviser Shares	$4,802
Government Securities Fund R6 Shares	$7,296
Treasury Money Market Trust	$4,094,987
Managed Allocation Fund	$4,870,412
World Growth Fund Shares	$10,415,808
World Growth Fund Institutional Shares	$162,790
World Growth Fund Adviser Shares	$103,907

Fund	FYE 7/31
Aggressive Growth Fund Institutional Shares	$28,459
Capital Growth Fund Shares	$6,999,696
Capital Growth Fund Institutional Shares	$55,077
Growth Fund Shares	$10,494,990
Growth Fund Institutional Shares	$9,750,266
Growth & Income Fund Shares	$10,156,639
Growth & Income Fund Adviser Shares	$62,585
Growth & Income Fund Institutional Shares	$905,068
High Income Fund Shares	$5,870,809
High Income Fund Institutional Shares	$4,741,888
High Income Fund Adviser Shares	$46,099
High Income Fund R6 Shares	$25,269
Income Fund Shares	$9,120,584
Income Fund Institutional Shares	$9,275,452
Income Fund Adviser Shares	$246,937
Income Fund R6 Shares	$37,342
Income Stock Fund Shares	$8,483,311
Income Stock Fund Institutional Shares	$5,445,540
Income Stock Fund R6 Shares	$53,715
Intermediate-Term Bond Fund Shares	$6,687,935
Intermediate-Term Bond Fund Institutional Shares	$6,745,033
Intermediate-Term Bond Fund Adviser Shares	$204,790
Intermediate-Term Bond Fund R6 Shares	$16,095
Money Market Fund	$10,678,540
Science & Technology Fund Shares	$9,190,089
Science & Technology Fund Adviser Shares	$846,097
Short-Term Bond Fund Shares	$3,212,335
Short-Term Bond Fund Institutional Shares	$4,858,732
Short-Term Bond Fund Adviser Shares	$49,661
Short-Term Bond Fund R6 Shares	$11,426
Small Cap Stock Fund Shares	$4,971,257
Small Cap Stock Fund Institutional Shares	$6,828,338
Value Fund Shares	$6,678,959
Value Fund Institutional Shares	$4,258,585
Value Fund Adviser Shares	$66,203
Fund	FYE 12/31
S&P 500 Index Fund - Member Shares	$3,141,773
S&P 500 Index Fund - Reward Shares	$3,254,752
Nasdaq-100 Index Fund Shares	$2,755,551
Nasdaq-100 Index Fund R6 Shares	$9,124
Ultra Short-Term Bond Fund Shares	$861,474
Ultra Short-Term Bond Fund Institutional Shares	$15,844
Ultra Short-Term Bond Fund R6 Shares	$10,211
Global Managed Volatility Fund Shares	$82,711
Global Managed Volatility Fund Institutional Shares	$3,915,393
Extended Market Index	$1,792,398

Advisory fees waived by each Fund during its most recent fiscal year end:

Fund	FYE 3/31
Tax Exempt Long-Term Fund Adviser Shares	$17,344
Tax Exempt Intermediate-Term Fund Adviser Shares	$25,102
Tax Exempt Short-Term Fund Adviser Shares	$5,285
Global Equity Income Fund Institutional Shares	$10,472
Fund	FYE 5/31
Cornerstone Conservative Fund	$39,155
Cornerstone Moderately Conservative Fund	$363,748
Cornerstone Moderate Fund	$318,654
Cornerstone Aggressive Fund	$472,948
Cornerstone Equity Fund	$56,868
Cornerstone Moderately Aggressive Fund	$2,217
Emerging Markets Fund Adviser Shares	$5,090
International Fund Adviser Shares	$5,885
Government Securities Fund Adviser Shares	$6,452
Government Securities Fund R6 Shares	$16,829
World Growth Fund Adviser Shares	$5,525
Fund	FYE 7/31
Aggressive Growth Fund Institutional Shares	$11,684
Capital Growth Fund Institutional Shares	$8,021
Growth & Income Fund Adviser Shares	$3,729
High Income Fund Adviser Shares	$11,623
High Income Fund R6 Shares	$14,000
Income Fund R6 Shares	$30,285
Income Stock Fund R6 Shares	$27,466
Intermediate-Term Bond Fund R6 Shares	$20,824
Short-Term Bond Fund R6 Shares	$14,130
Fund	FYE 12/31
S&P 500 Index Fund - Member Shares	$612,581
S&P 500 Index Fund - Reward Shares	$998,921
Global Managed Volatility Fund Shares	$26,534
Global Managed Volatility Fund Institutional Shares	$233,324
Ultra Short-Term Bond Fund Institutional Shares	$7,050
Ultra Short-Term Bond Fund R6 Shares	$27,759
Nasdaq-100 Index Fund R6 Shares	$27,967
Target Retirement 2060 Fund Shares	$129,083

APPENDIX E: THE FUNDS' CURRENT SUBADVISERS

Wellington Management Company LLP	Granahan Investment Management, Inc.
75 State Street	275 Wyman St., Suite 270
Boston, Massachusetts 02109	Waltham, MA 02451
(Science & Technology Fund, Small Cap Stock	(Small Cap Stock Fund)
Fund, and International Fund)

Loomis, Sayles & Company, L.P.	BNY Mellon Asset Management North America
One Financial Center	50 Freemont Street, Suite 3900
Boston, Massachusetts 02111	San Francisco, CA 94105
(Growth Fund)	(Extended Market Index Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.	Lazard Asset Management
3232 McKinney Avenue, 15th Floor	30 Rockefeller Plaza
Dallas, Texas 75204	New York, NY 10112
(Growth & Income Fund and Value Fund)	(Emerging Markets Fund and International Fund)

QS Investors, LLC	Brandes Investment Partners, L.P.
200 Clarendon Street	11988 El Camino Real
Boston, Massachusetts 02116	San Diego, CA 92130
(Capital Growth Fund)	(Emerging Markets Fund)

Northern Trust Investments, N.A.	ClariVest Asset Management LLC
50 S. LaSalle Street	3611 Valley Centre Drive, Suite 100
Chicago, Illinois 60603	San Diego, CA 92130
(Growth and Tax Strategy Fund, S&P 500 Index	(Small Cap Stock Fund)
Fund, and Nasdaq-100 Index Fund)

MFS Investment Management	Victory Capital Management Inc.
111 Huntington Avenue	4900 Tiedeman Road, 4th Floor
Boston, Massachusetts 02199	Brooklyn, Ohio 44144
(International Fund and World Growth Fund)	(Emerging Markets Fund)

Renaissance Investment Management
625 Eden Park Drive, Suite 1200
Cincinnati, Ohio 45202
(Growth Fund)

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019
(Income Stock Fund)

E-1

APPENDIX F: VICTORY CAPITAL'S INVESTMENT TEAMS AND PORTFOLIO MANAGEMENT

PERSONNEL

Aggressive Growth Fund

1.NewBridge Asset Management—Large Cap Growth Equity Strategy

INVESTMENT PROCESS

In making investment decisions for a Fund, NewBridge Asset Management ("Newbridge") will invest the Fund's assets allocated to it in stocks of approximately 25-35 companies that have exhibited faster-than- average earnings growth over the past few years and are expected to continue to show high levels of earnings growth. From time to time, NewBridge may focus its investments in companies in one or more economic sectors, including the information technology sector.

PORTFOLIO MANAGERS

∙Erick F. Maronak is the Chief Investment Officer of NewBridge and has been associated with Victory Capital or an affiliate since 1999.

∙Jason E. Dahl is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. Mr. Dahl is a CFA® charterholder.

∙Scott R. Kefer is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. Mr. Kefer is a CFA® charterholder.

∙Michael B. Koskuba is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999.

2.RS Investments Growth—Large Cap Growth Strategy

INVESTMENT PROCESS

RS Investments Growth ("RS Growth") employs both fundamental analysis and quantitative screening in seeking to identify companies it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on RS Growth's expectation of the potential reward relative to risk of each security based in part on its proprietary earnings calculations.

PORTFOLIO MANAGERS

Scott Tracy is Chief Investment Officer of the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Tracy began his investment career in 1997 and has been a member of the RS Growth team since 2001. Previously, he spent three years at Shoreline Investment Management, where his research focus included technology and industrial companies. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California, Berkeley. He is a CFA® charterholder.

Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of Dean Witter Reynolds Inc. Mr. Bishop earned a B.A. from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Ms. Chadwick-Dunn began her investment career in 1992 and joined the RS Growth team in 2001. Previously, she was an equity analyst at Putnam Investments covering international small-cap stocks. Ms. Chadwick-Dunn holds a B.A. in economics, an M.A. in international relations from the University of Chicago, and an M.B.A. from the Wharton School of the University of Pennsylvania.

Christopher Clark is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Clark has been a member of RS Growth Team since joining the firm in May 2007. Before joining the RS Growth team in 2007, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the health care sector. Prior to that he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a B.A. in economics from the University of Virginia. Mr. Clark is a CFA® charterholder.

Paul Leung is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Before joining the firm in 2012, he was a senior investment analyst at Ashfield Capital Partners, where he focused on the technology sector. Previously, he was a sector manager and research analyst at Sterling Johnston Capital Management for the technology, media and telecom sectors. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder.

3.Victory Solutions—Completion Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund's other investment managers, Victory Solutions will customize its portion of the Fund's assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund's investment objective and/or risk mitigation.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Capital Growth Fund

1.RS Investments Developed Markets—International Strategy

INVESTMENT PROCESS

RS Investments Developed Markets ("RS Developed Markets") employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process. RS Developed Markets seeks to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, and attractive valuations, and that enjoy favorable market sentiment. RS Developed Markets monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

PORTFOLIO MANAGERS

U-Wen Kok is the Chief Investment Officer of the RS Developed Markets team. From 2013 to 2016, she with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS

Investments, Ms. Kok was a portfolio manager at RBC Global Asset Management for its North American and Global equity products from January 2012 to October 2012. From August 2009 through May 2010, she provided portfolio management consulting services to BMO Asset Management. From 2001 to 2008, she was lead portfolio manager for two domestic active growth and value equity funds at Barclays Global Investors. For six years prior to that, Ms. Kok was a manager of Canadian quantitative active equity portfolios at the Ontario Teachers Pension Plan Board. Ms. Kok is a CFA® charterholder.

Adam Mezan has been a member of the RS Developed Markets team since 2014. Prior to joining RS Investments in 2014, Mr. Mezan worked at Nomura Asset Management in London, covering global industrials and auto sectors. Previously, he worked at CIBC World Markets, performing fundamental research on North American business/industrial services companies. Mr. Mezan holds a B.A. from Duke University and an M.B.A. from the University of Chicago. Mr. Mezan is a CFA® charterholder.

2.Sophus Capital—Emerging Markets Small Cap Strategy

INVESTMENT PROCESS

Sophus Capital ("Sophus") employs both fundamental analysis and quantitative screening in seeking to identify companies that it believes can sustain above-average earnings growth relative to their peers. Valuation is an integral part of the process. Fundamental, bottom-up research focuses on companies that rank highly within the investment team's quantitative screen, with particular emphasis placed on a company's earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop. Sophus monitors market and sovereign risk as part of the overall investment process.

PORTFOLIO MANAGERS

Michael Reynal is the Chief Investment Officer of Sophus Capital. From 2012 to 2016, he was with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was a portfolio manager for Principal Global Investors where he led the emerging markets team, encompassing markets in Asia, Latin America, Eastern Europe, the Middle East, and Africa. He also oversaw both diversified emerging markets portfolios and specialized regional Asian equity strategies. Previously, Mr. Reynal was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group Inc. in New York. Mr. Reynal also spent four years with Paribas Capital Markets in New York in international equities and three years with Barclays de Zoete Wedd in London focusing on Latin American equities.

Michael Ade is a portfolio manager of Sophus Capital. From 2012 to 2016, Mr. Ade was an investment professional with RS Investment Management (Singapore) Pte. Ltd., which was acquired by Victory Capital in 2016. Prior to joining RS Management (Singapore) Pte. Ltd. in 2012, he was a portfolio manager and emerging markets analyst for Principal Global Investors, where he served as a co-portfolio manager for diversified emerging markets and Asian equity strategies. Previously, he spent six years as a research analyst on Principal's international small cap team focusing on the Asia region. Mr. Ade is a CFA® charterholder.

Maria Freund has is a portfolio manager of Sophus Capital. She joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. At RS Investments she was an emerging markets analyst. Prior to joining RS Investments in 2012, she was an analyst at Principal Global Investors for the emerging markets team. Previously, she was an analyst at Principal Global Investors for the international developed team, having joined the firm in 2003. Ms. Freund is a CFA® charterholder.

3.Trivalent Investments—International Core Equity Strategy

INVESTMENT PROCESS

Trivalent Investments ("Trivalent") employs a bottom-up investment approach that emphasizes individual stock selection. Trivalent's investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio from the developed countries represented in the MSCI EAFE Index that, relative to the Index, tends to have a below- average price-to-earnings ratio and an above-average earnings growth trend.

PORTFOLIO MANAGERS

Peter S. Carpenter is a Senior Portfolio Manager of Trivalent. From 2007-2014, Mr. Carpenter was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Carpenter is a CFA® charterholder.

Jeffrey R. Sullivan is a Senior Portfolio Manager of Trivalent. From 2007-2014, Mr. Sullivan was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Sullivan is a CFA® charterholder.

4.Victory Solutions—Global Multi-Factor Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in up to 200 stocks of companies selected from the MSCI ACWI Index using its systematic, multi-factor selection process. Relative risk is considered in overall portfolio construction and is generally limited through the use of sector and country constraints, as well as portfolio optimization.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

5.Victory Solutions—US Multi-Factor Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in up to 100 stocks of companies selected from the MSCI USA Index using its systematic, multi-factor selection process. Relative risk is considered in overall portfolio construction and is generally limited through the use of sector constraints, as well as portfolio optimization.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Emerging Markets Fund

1.Trivalent Investments—Emerging Markets Small Cap Strategy

INVESTMENT PROCESS

In selecting emerging market small-capitalization investments for the Fund, Trivalent Investments ("Trivalent") employs a bottom-up investment approach that emphasizes individual stock selection. Trivalent's investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify companies exhibiting improving business momentum and attractive valuations. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI Emerging Markets Small Cap Index and the S&P® Emerging Plus SmallCap Index, tends to have a below-average price-to- earnings ratio and an above-average earnings growth trend. However, the strategy is not designed to replicate the performance of either of those indexes.

PORTFOLIO MANAGERS

Robert D. Cerow is an Equity Analyst of Trivalent and has been with Victory Capital since 2014. From 2007- 2014, Mr. Cerow was an Equity Analyst of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Cerow is a CFA® charterholder.

John W. Evers is a Senior Portfolio Manager of Trivalent and has been with Victory Capital since 2014. From 2007-2014, Mr. Evers was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Evers is a CFA® charterholder.

2.Sophus Capital—Emerging Markets Strategy

INVESTMENT PROCESS

Sophus Capital ("Sophus") employs both fundamental analysis and quantitative screening in seeking to identify companies that it believes can sustain above-average earnings growth relative to their peers. Valuation is an integral part of the process. Fundamental, bottom-up research focuses on companies that rank highly within the investment team's quantitative screen, with particular emphasis placed on a company's earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop. Sophus monitors market and sovereign risk as part of the overall investment process.

PORTFOLIO MANAGERS

Michael Reynal is the Chief Investment Officer of Sophus Capital. From 2012 to 2016, he was with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was a portfolio manager for Principal Global Investors where he led the emerging markets team, encompassing markets in Asia, Latin America, Eastern Europe, the Middle East, and Africa. He also oversaw both diversified emerging markets portfolios and specialized regional Asian equity strategies. Previously, Mr. Reynal was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group Inc. in New York. Mr. Reynal also spent four years with Paribas Capital Markets in New York in international equities and three years with Barclays de Zoete Wedd in London focusing on Latin American equities.

Tony Chu is a portfolio manager of Sophus Capital. From 2012 to 2016, he was an analyst on the emerging markets team with RS Investments (Hong Kong) Limited, which was acquired by Victory Capital in 2016. Prior to joining RS Investments (Hong Kong) Limited, he was a portfolio manager and analyst for Principal Global Investors where he specialized in the analysis of Hong Kong and Chinese companies. He also co- managed Hong Kong equity portfolios. Previously, Mr. Chu was an equities research analyst and associate portfolio manager with the Greater China team at INVESCO Hong Kong for five years. He also spent two years with AMP Ltd. in Sydney, Australia. Mr. Chu is a CFA® charterholder.

Maria Freund has is a portfolio manager of Sophus. She joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. At RS Investments she was an emerging markets analyst.

Prior to joining RS Investments in 2012, she was an analyst at Principal Global Investors for the emerging markets team. Previously, she was an analyst at Principal Global Investors for the international developed team, having joined the firm in 2003. Ms. Freund is a CFA® charterholder.

3.Victory Solutions—Completion Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund's other investment managers, Victory Solutions will customize its portion of the Fund's assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund's investment objective and/or risk mitigation.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Global Equity Income Fund

1.Victory Solutions—Global High Dividend Yield Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in stocks of approximately 200 companies that are dividend payers with above average yields that possess positive characteristics within a systematic, multi-factor framework. Victory Solutions controls for risk relative to the MSCI World Index through portfolio construction, while seeking an overall yield premium to the overall market.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Growth Fund

1.NewBridge Asset Management—Large Cap Growth Equity Strategy

INVESTMENT PROCESS

In making investment decisions for a Fund, NewBridge Asset Management ("Newbridge") will invest the Fund's assets allocated to it in stocks of approximately 25-35 companies that have exhibited faster-than-

average earnings growth over the past few years and are expected to continue to show high levels of earnings growth. From time to time, NewBridge may focus its investments in companies in one or more economic sectors, including the information technology sector.

PORTFOLIO MANAGERS

∙Erick F. Maronak is the Chief Investment Officer of NewBridge and has been associated with Victory Capital or an affiliate since 1999.

∙Jason E. Dahl is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. Mr. Dahl is a CFA® charterholder.

∙Scott R. Kefer is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. Mr. Kefer is a CFA® charterholder.

∙Michael B. Koskuba is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999.

2.RS Investments Growth—Large Cap Growth Strategy

INVESTMENT PROCESS

RS Investments Growth ("RS Growth") employs both fundamental analysis and quantitative screening in seeking to identify companies it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on RS Growth's expectation of the potential reward relative to risk of each security based in part on its proprietary earnings calculations.

PORTFOLIO MANAGERS

Scott Tracy is Chief Investment Officer of the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Tracy began his investment career in 1997 and has been a member of the RS Growth team since 2001. Previously, he spent three years at Shoreline Investment Management, where his research focus included technology and industrial companies. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California, Berkeley. He is a CFA® charterholder.

Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of Dean Witter Reynolds Inc. Mr. Bishop earned a B.A. from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Ms. Chadwick-Dunn began her investment career in 1992 and joined the RS Growth team in 2001. Previously, she was an equity analyst at Putnam Investments covering international small-cap stocks. Ms. Chadwick-Dunn holds a B.A. in economics, an M.A. in international relations from the University of Chicago, and an M.B.A. from the Wharton School of the University of Pennsylvania.

Christopher Clark is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Clark has been a member of RS Growth Team since joining the firm in May 2007. Before joining the RS Growth team in 2007, he was a research associate at TIAACREF for three years, where he focused on global portfolio management and the health care sector. Prior to that he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a B.A. in economics from the University of Virginia. Mr. Clark is a CFA® charterholder.

Paul Leung is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Before joining the firm in 2012, he was a senior investment analyst at Ashfield Capital Partners, where he focused on the technology sector. Previously, he was a sector manager and research analyst at Sterling Johnston Capital Management for the technology, media and telecom sectors. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder.

3.Victory Solutions—Completion Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund's other investment managers, Victory Solutions will customize its portion of the Fund's assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund's investment objective and/or risk mitigation.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Growth & Income Fund

1.RS Investments Growth—Large Cap Growth Strategy

INVESTMENT PROCESS

RS Investments Growth ("RS Growth") employs both fundamental analysis and quantitative screening in seeking to identify companies it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on RS Growth's expectation of the potential reward relative to risk of each security based in part on its proprietary earnings calculations.

PORTFOLIO MANAGERS

Scott Tracy is Chief Investment Officer of the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Tracy began his investment career in 1997 and has been a member of the RS Growth team since 2001. Previously, he spent three years at Shoreline Investment Management, where his research focus included technology and industrial companies. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California, Berkeley. He is a CFA® charterholder.

Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of Dean Witter Reynolds Inc. Mr. Bishop earned a B.A. from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Ms. Chadwick-Dunn began her investment career in 1992 and joined the RS Growth team in 2001. Previously, she was an equity analyst at Putnam Investments covering international small-cap stocks. Ms. Chadwick-Dunn holds a B.A. in economics, an M.A. in international relations from the University of Chicago, and an M.B.A. from the Wharton School of the University of Pennsylvania.

Christopher Clark is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Clark has been a member of RS Growth Team since joining the firm in May 2007. Before joining the RS Growth team in 2007, he was a research associate at TIAACREF for three years, where he focused on global portfolio management and the health care sector. Prior to that he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a B.A. in economics from the University of Virginia. Mr. Clark is a CFA® charterholder.

Paul Leung is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Before joining the firm in 2012, he was a senior investment analyst at Ashfield Capital Partners, where he focused on the technology sector. Previously, he was a sector manager and research analyst at Sterling Johnston Capital Management for the technology, media and telecom sectors. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder.

2.Victory Solutions—US High Dividend Yield Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in stocks of approximately 100 companies that are dividend payers with above average yields that possess positive characteristics within a systematic, multi-factor framework. Victory Solutions controls for risk relative to the MSCI USA Index through portfolio construction while seeking an overall yield premium to the overall market.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Growth and Tax Strategy Fund

1.Victory Solutions—Completion Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the

Fund's other investment managers, Victory Solutions will customize its portion of the Fund's assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund's investment objective and/or risk mitigation.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Income Stock Fund

1.Victory Solutions—US High Dividend Yield Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in stocks of approximately 100 companies that are dividend payers with above average yields that possess positive characteristics within a systematic, multi-factor framework. Victory Solutions controls for risk relative to the MSCI USA Index through portfolio construction while seeking an overall yield premium to the overall market.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

2.Victory Solutions—US Dividend Growth Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in stocks of approximately 75 companies that have exhibited an ability and willingness to grow their dividends using a multi-step, systematic process relying upon fundamental data to identify companies exhibiting characteristics useful in forecasting future dividend growth. Portfolio construction emphasizes dividend yield among those companies with the perceived highest likelihood to grow their dividends in the future.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

International Fund

1.Trivalent Investments—International Core ACWI ex-U.S. Equity Strategy

INVESTMENT PROCESS

Trivalent Investments ("Trivalent") employs a bottom-up investment approach that emphasizes individual stock selection. Trivalent's investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI ACWI ex USA Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend. To ensure a diversified geographic portfolio, Trivalent invests in a minimum of ten countries. Investments may include small-, mid- and large-capitalization companies.

PORTFOLIO MANAGERS

Peter S. Carpenter is a Senior Portfolio Manager of Trivalent. From 2007-2014, Mr. Carpenter was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Carpenter is a CFA® charterholder.

Jeffrey R. Sullivan is a Senior Portfolio Manager of Trivalent. From 2007-2014, Mr. Sullivan was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Sullivan is a CFA® charterholder.

2.RS Investments Developed Markets—International Strategy

INVESTMENT PROCESS

RS Investments Developed Markets ("RS Developed Markets") employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process. RS Developed Markets seeks to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, and attractive valuations, and that enjoy favorable market sentiment. RS Developed Markets monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

PORTFOLIO MANAGERS

U-Wen Kok is the Chief Investment Officer of the RS Developed Markets team. From 2013 to 2016, she with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, Ms. Kok was a portfolio manager at RBC Global Asset Management for its North American and Global equity products from January 2012 to October 2012. From August 2009 through May 2010, she provided portfolio management consulting services to BMO Asset Management. From 2001 to 2008, she was lead portfolio manager for two domestic active growth and value equity funds at Barclays Global Investors. For six years prior to that, Ms. Kok was a manager of Canadian quantitative active equity portfolios at the Ontario Teachers Pension Plan Board. Ms. Kok is a CFA® charterholder.

Adam Mezan has been a member of the RS Developed Markets team since 2014. Prior to joining RS Investments in 2014, Mr. Mezan worked at Nomura Asset Management in London, covering global industrials and auto sectors. Previously, he worked at CIBC World Markets, performing fundamental research on North American business/industrial services companies. Mr. Mezan holds a B.A. from Duke University and an M.B.A. from the University of Chicago. Mr. Mezan is a CFA® charterholder.

3.Victory Solutions—Completion Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund's other investment managers, Victory Solutions will customize its portion of the Fund's assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund's investment objective and/or risk mitigation.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Precious Metals and Minerals Fund

1.Victory Solutions—Precious Metals and Minerals Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in companies selected from the following sub-industries: gold, silver and the precious metals. Using a systematic, multi-factor process, companies are selected for consideration in the portfolio. A portfolio optimization process that seeks maximum risk adjusted returns, while adhering to risk constraints leads to the final portfolio.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Science & Technology Fund

1.RS Investments Growth—Science and Technology Strategy

INVESTMENT PROCESS

RS Investments Growth ("RS Growth") performs in-depth analysis in search of what it believes are innovative companies that drive market share gains in technology, leading to sustainable earnings growth and long-term stock price appreciation. RS Growth employs both fundamental analysis and quantitative screening to identify potential investment candidates with greater earnings potential than expected by the market. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the potential reward relative to risk of each security based in part on RS Growth's proprietary earnings calculations.

PORTFOLIO MANAGERS

Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of Dean Witter Reynolds Inc. Mr. Bishop earned a B.A. from the University of Notre Dame and an M.B.A. from Harvard Business School.

Christopher Clark is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Clark has been a member of RS Growth Team since joining the firm in May 2007. Before joining the RS Growth team in 2007, he was a research associate at TIAACREF for three years, where he focused on global portfolio management and the health care sector. Prior to that he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a B.A. in economics from the University of Virginia. Mr. Clark is a CFA® charterholder.

Paul Leung is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Before joining the firm in 2012, he was a senior investment analyst at Ashfield Capital Partners, where he focused on the technology sector. Previously, he was a sector manager and research analyst at Sterling Johnston Capital Management for the technology, media and telecom sectors. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder.

2.Victory Solutions—Completion Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund's other investment managers, Victory Solutions will customize its portion of the Fund's assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund's investment objective and/or risk mitigation.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Small Cap Stock Fund

1.Integrity Asset Management— Small/Mid-Cap Value Strategy

INVESTMENT PROCESS

When selecting securities to invest in, Integrity Asset Management ("Integrity") seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. Integrity chooses the Fund's investments by employing a value-oriented approach that focuses on securities that offer value with improving investor sentiment. Integrity finds these value-oriented investments by, among other things: (1) rigorously analyzing the company's financial characteristics and assessing the quality of the company's management; (2) considering comparative price-to-book, price-to-sales and price- to-cash flow ratios; and (3) analyzing cash flows to identify stocks with the most attractive potential returns.

PORTFOLIO MANAGERS

Daniel G. Bandi is the Chief Investment Officer of Integrity and has been with Victory Capital since 2014 when Victory Capital acquired Integrity Asset Management, LLC. From 2003-2014, Mr. Bandi was the Chief Investment Officer and a Principal of Integrity Asset Management, LLC. Mr. Bandi is a CFA® charterholder.

Daniel J. DeMonica is a Senior Portfolio Manager of Integrity and has been with Victory Capital since 2014. From 2003-2014, Mr. DeMonica was a Senior Portfolio Manager and a Principal of Integrity Asset Management LLC. Mr. DeMonica is a CFA® charterholder.

Adam I. Friedman is a Senior Portfolio Manager of Integrity and has been with Victory Capital since 2014. From 2003-2014, Mr. Friedman was a Senior Portfolio Manager and a Principal of Integrity Asset Management, LLC.

Joe A. Gilbert is a Portfolio Manager of Integrity and has been with Victory Capital since 2014. From 2003- 2014, Mr. Gilbert was a Portfolio Manager of Integrity Asset Management, LLC. Mr. Gilbert is a CFA® charterholder.

J. Bryan Tinsley is a Portfolio Manager of Integrity and has been with Victory Capital since 2014. From 2003-2014, Mr. Tinsley was a Portfolio Manager of Integrity Asset Management, LLC. Mr. Tinsley is a CFA® charterholder.

Michael P. Wayton is a Portfolio Manager of Integrity and has been with Victory Capital since 2014. From 2013-2014, Mr. Wayton was a Portfolio Manager of Integrity Asset Management, LLC.

2.Munder Capital Management—Small Cap Growth Strategy

INVESTMENT PROCESS

Munder Capital Management ("Munder") chooses the Fund's investments by reviewing the earnings growth of all publicly traded small capitalization companies over the past three years and selecting from those companies primarily based on: above-average, consistent earnings growth; financial stability; relative valuation; strength of industry position and management team; and price changes compared to the Russell 2000® Growth Index. Munder's investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

PORTFOLIO MANAGERS

Tony Y. Dong is the Chief Investment Officer of Munder and has been with Victory Capital since 2014 when Victory Capital acquired Munder Capital Management. Prior to that, Mr. Dong was Vice Chairman and Chief Investment Officer of Munder Capital Management, where he was employed since 1988. Mr. Dong is a CFA® charterholder.

Robert E. Crosby is a Senior Portfolio Manager of Munder and has been with Victory Capital since 2014 when Victory Capital acquired Munder Capital Management. Prior to that, Mr. Crosby was a Senior Portfolio Manager of Munder Capital Management, where he held various positions since 1993. Mr. Crosby is a CFA® charterholder.

Robert Glise is a Senior Portfolio Manager/Analyst of Munder and has been with Victory Capital since 2016. From 2002 through 2015, Mr. Glise was a Senior Partner and Senior Portfolio Manager with Northpointe Capital Management, where he was the lead manager of the mid-cap growth strategy and a member of the team managing the small-cap growth strategy. Mr. Glise is a CFA® charterholder.

Gavin Hayman is a Senior Equity Analyst of Munder and has been with Victory Capital since 2014 when Victory Capital acquired Munder Capital Management. Prior to that, Mr. Hayman was an Equity Analyst of Munder Capital Management from 2010 through 2014. From 2007 to 2010, Mr. Hayman was Director- Research at Telemus Capital Partners, a high-net-worth management company. Mr. Hayman is a CFA® charterholder.

Brian S. Matuszak is a Senior Portfolio Manager of Munder and has been with Victory Capital since 2014 when Victory Capital acquired Munder Capital Management. From 2006 through 2014, Mr. Matuszak was a Senior Equity Analyst of Munder Capital Management. Mr. Matuszak is a CFA® charterholder.

Sean D. Wright is an Equity Analyst of Munder and has been with Victory Capital since 2014 when Victory Capital acquired Munder Capital Management. Prior to that, Mr. Wright was a Senior Equity Research Associate of Munder Capital Management since 2010. Prior to joining Munder Capital Management, he interned for RFC Financial Planners in Ann Arbor, Michigan, where he worked on various tasks related to portfolio management, asset allocation, and client relationship management.

3.Victory Solutions—Completion Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund's other investment managers, Victory Solutions will customize its portion of the Fund's assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund's investment objective and/or risk mitigation.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Value Fund

1.RS Investments Value—Large Cap Value Strategy

INVESTMENT PROCESS

In evaluating investments for the Fund, RS Investments Value ("RS Value") conducts fundamental research to identify companies with improving returns on invested capital. RS Value's research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as RS Value seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. RS Value seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

RS Value's strategy holds a relatively few number of securities and, as a result of its investment process, its investments may be focused in one or more economic sectors from time to time, including the financials sector.

PORTFOLIO MANAGERS

Daniel Lang is the Chief Investment Officer of the RS Value team. From 2009 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was a portfolio manager at Farallon Capital Management covering biotech, medical device, pharmaceutical, and health care services globally. Previously, Mr. Lang was a portfolio manager at Farallon Capital Management covering biotech, medical device, pharma, and health care services globally. Previously, he was a senior associate at venture capital firm Brilleon Capital U.S. and the co-founder and CFO of Sapient Medical Group. Mr. Lang's 20 years of business and investment experience is preceded by a career practicing medicine. He was a post-doctoral research and clinical fellow in cardiology at the University of California, San Francisco. He was board certified in internal medicine and a Chief Medical Resident at Mount Sinai Hospital in New York.

Tyler Dann II has been a member of the RS Value team since 2014. From 2014 through 2016, he was with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Prior to that, he was Portfolio Manager and Senior Research Analyst with Invesco Advisers, Inc., where he served as co-Portfolio Manager for the Invesco Charter Fund, the Invesco VI Core Equity Fund and the Invesco Energy Fund. He served as sector head for energy and basic materials for Invesco's U.S./Global Core Equity team. Previously, he was Senior Research Analyst at Banc of America Securities, where he led a research team making investment recommendations on integrated oil and refining stocks, as well as contributing to the firm's oil price forecast. Previously, Mr. Dann held various energy research positions at Credit Suisse First Boston and SBC Warburg. He is currently a director for the National Association of Petroleum Investment Analysts and is a CFA® charterholder.

Robert Harris is a member of the RS Value team. From 2005 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was a financial services analyst at Dresdner RCM Global Investors, LLC. Previously, he was a marketing associate for Chevron Texaco Corporation. He also spent seven years as a flight engineer in the United States Air Force.

Joseph Mainelli is a member of the RS Value team. From 2007 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Previously, he was an equity research analyst at Sagamore Hill Capital and ING Furman Selz Asset Management.

2.Victory Solutions—Completion Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund's other investment managers, Victory Solutions will customize its portion of the Fund's assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund's investment objective and/or risk mitigation.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

World Growth Fund

1.RS Investments Developed Markets—Global Strategy

INVESTMENT PROCESS

RS Investments Developed Markets ("RS Developed Markets") employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process. RS Developed Markets seeks to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, and attractive valuations, and that enjoy favorable market sentiment. RS Developed Markets monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

PORTFOLIO MANAGERS

U-Wen Kok is the Chief Investment Officer of the RS Developed Markets team. From 2013 to 2016, she with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, Ms. Kok was a portfolio manager at RBC Global Asset Management for its North American and Global equity products from January 2012 to October 2012. From August 2009 through May 2010, she provided portfolio management consulting services to BMO Asset Management. From 2001 to 2008, she was lead portfolio manager for two domestic active growth and value equity funds at Barclays Global Investors. For six years prior to that, Ms. Kok was a manager of Canadian quantitative active equity portfolios at the Ontario Teachers Pension Plan Board. Ms. Kok is a CFA® charterholder.

Adam Mezan has been a member of the RS Developed Markets team since 2014. Prior to joining RS Investments in 2014, Mr. Mezan worked at Nomura Asset Management in London, covering global industrials and auto sectors. Previously, he worked at CIBC World Markets, performing fundamental research on North American business/industrial services companies. Mr. Mezan holds a B.A. from Duke University and an M.B.A. from the University of Chicago. Mr. Mezan is a CFA® charterholder.

2.Victory Solutions—Completion Strategy

INVESTMENT PROCESS

In making investment decisions for the Fund, Victory Solutions will invest the Fund's assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund's other investment managers, Victory Solutions will customize its portion of the Fund's assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund's investment objective and/or risk mitigation.

PORTFOLIO MANAGERS

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Extended Market Index Fund, Nasdaq-100 Index Fund and S&P 500 Index Fund

The following portfolio managers will be added to the Funds' existing portfolio managers:

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

Wasif A. Latif is expected to be named the Head of Investments, VictoryShares and Solutions for Victory Capital following the close of the Transaction. Mr. Latif is currently Head of Global Multi-Assets for AMCO. Mr. Latif has 18 years of investment management experience, ten of which have been with AMCO. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

Cornerstone Aggressive Fund, Cornerstone Conservative Fund, Cornerstone Equity Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Moderately Conservative Fund, Global Managed Volatility Fund, Managed Allocation Fund, Target Managed Allocation Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund, Target Retirement 2060 Fund, and Target Retirement Income Fund

The following portfolio manager will be added to the Funds' existing portfolio managers:

Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

APPENDIX G: PERFORMANCE ADJUSTMENT

Performance Adjustments

As of 2018 Fiscal Year Ends

Fund	Performance Adjustment $	Performance Adjustment %
FYE 3/31/2018
Global Equity Income Fund Shares	$ (15,473)	-0.016%
Global Equity Income Fund Institutional Shares	$ (1,305)	-0.024%
Tax Exempt Long-Term Fund Shares	$ (317,715)	-0.013%
Tax Exempt Long-Term Fund Adviser Shares	$ (3,995)	-0.043%
Tax Exempt Intermediate-Term Fund Shares	$ 986,046	0.022%
Tax Exempt Intermediate-Term Fund Adviser Shares	$ (2,512)	-0.008%
Tax Exempt Short-Term Fund Shares	$ -	0.000%
Tax Exempt Short-Term Fund Adviser Shares	$ (2,085)	-0.010%
California Bond Fund Shares	$ (182,123)	-0.027%
California Bond Fund Adviser Shares	$ (3,235)	-0.045%
New York Bond Fund Shares	$ (85,647)	-0.040%
New York Bond Fund Adviser Shares	$ (2,740)	-0.046%
Virginia Bond Fund Shares	$ 152,612	0.023%
Virginia Bond Fund Adviser Shares	$ 231	0.001%
FYE 5/31/2018
Emerging Markets Fund Shares	$ (66,577)	-0.016%
Emerging Markets Fund Institutional Shares	$ (80,875)	-0.013%
Emerging Markets Fund Adviser Shares	$ (888)	-0.016%
Government Securities Fund Shares	$ 14,061	0.004%
Government Securities Fund Institutional Shares	$ 1,615	0.001%
Government Securities Fund Adviser Shares	$ (1,921)	-0.036%
Government Securities Fund R6 Shares	$ (42)	-0.001%
Growth and Tax Strategy Fund	$ 34,617	0.008%
International Fund Shares	$ 280,830	0.015%
International Fund Institutional Shares	$ 315,153	0.013%
International Fund Adviser Shares	$ 233	0.003%
Precious Metals and Minerals Fund Shares	$ (235,120)	-0.042%
Precious Metals and Minerals Fund Institutional	$ (21,057)	-0.457%
Shares
Precious Metals and Minerals Fund Adviser Shares	$ (6,344)	-0.038%
World Growth Fund Shares	$ 117,996	0.009%
World Growth Fund Institutional Shares	$ 328	0.002%
World Growth Fund Adviser Shares	$ -	0.000%
FYE 7/31/2018
Aggressive Growth Fund Shares	$ -	0.000%
Aggressive Growth Fund Institutional Shares	$ -	0.000%
Capital Growth Fund Shares	$ 305,194	0.034%
Capital Growth Fund Institutional Shares	$ 1,628	0.023%
Growth Fund Shares	$ 245,588	0.016%
Growth Fund Institutional Shares	$ 200,157	0.014%
Growth & Income Fund Shares	$ -	0.000%
Growth & Income Fund Institutional Shares	$ 2,945	0.002%
Growth & Income Fund Adviser Shares	$ -	0.000%
High Income Fund Shares	$ (206,753)	-0.017%
High Income Fund Institutional Shares	$ (109,335)	-0.011%
High Income Fund Adviser Shares	$ (3,715)	-0.037%
High Income Fund R6 Shares	$ (212)	-0.004%
	G-1

Income Fund Shares	$ 26,370	0.001%
Income Fund Institutional Shares	$ 230,742	0.006%
Income Fund Adviser Shares	$ (39,272)	-0.033%
Income Fund R6 Shares	$ 81	0.001%
Income Stock Fund Shares	$ -	0.000%
Income Stock Fund Institutional Shares	$ -	0.000%
Income Stock Fund R6 Shares	$ 68	0.001%
Intermediate-Term Bond Fund Shares	$ 740,054	0.038%
Intermediate-Term Bond Fund Institutional Shares	$ 710,025	0.036%
Intermediate-Term Bond Fund Adviser Shares	$ 20,857	0.034%
Intermediate-Term Bond Fund R6 Shares	$ 637	0.013%
Science & Technology Fund Shares	$ (208,443)	-0.017%
Science & Technology Fund Adviser Shares	$ (31,205)	-0.027%
Short-Term Bond Fund Shares	$ 593,413	0.047%
Short-Term Bond Fund Institutional Shares	$ 805,774	0.041%
Short-Term Bond Fund Adviser Shares	$ -	0.000%
Short-Term Bond Fund R6 Shares	$ 829	0.016%
Small Cap Stock Fund Shares	$ (271,602)	-0.039%
Small Cap Stock Fund Institutional Shares	$ (319,342)	-0.034%
Value Fund Shares	$ -	0.000%
Value Fund Institutional Shares	$ -	0.000%
Value Fund Adviser Shares	$ -	0.000%
FYE 12/31/2018
Ultra Short-Term Bond Fund Shares	$ 12,396	0.004%
Ultra Short-Term Bond Fund Institutional Shares	$ (1,222)	-0.020%
Ultra Short-Term Bond Fund Shares	$ (17)	0.000%

G-2

APPENDIX H: ADDITIONAL FEE INFORMATION

For each Fund's most recent fiscal year end, the administration fees paid to AMCO, the 12b-1 fees paid by certain Classes of shares to IMCO, and the transfer agency fees paid to USAA Transfer Agency Company d/b/a USAA Shareholder Account Services ("Shareholder Account Services"), by each Fund were as follows:

Administration Fees Paid to AMCO

Fund	Administration Fee Paid to AMCO FYE 3/31/18
California Bond Fund Shares	$1,023,632
California Bond Fund Adviser Shares	$10,767
New York Bond Fund Shares	$321,638
New York Bond Fund Adviser Shares	$9,338
Virginia Bond Fund Shares	$1,006,372
Virginia Bond Fund Adviser Shares	$35,457
Global Equity Income Fund Shares	$143,792
Global Equity Income Fund Institutional Shares	$5,473
Target Managed Allocation Fund	$242,196
Tax Exempt Long-Term Fund Shares	$3,572,229
Tax Exempt Long-Term Adviser Shares	$13,910
Tax Exempt Intermediate-Term Fund Shares	$6,686,256
Tax Exempt Intermediate-Term Adviser Shares	$48,548
Tax Exempt Short-Term Fund Shares	$2,383,858
Tax Exempt Short-Term Adviser Shares	$31,252
Tax Exempt Money Market Fund	$1,879,874
Fund	Administration Fee Paid to AMCO FYE 5/31/18
Growth and Tax Strategy Fund	$639,326
Cornerstone Moderate Fund	$1,748,462
Cornerstone Moderately Aggressive Fund	$3,722,737
Cornerstone Moderately Conservative Fund	$324,498
Cornerstone Aggressive Fund	$476,128
Precious Metals and Minerals Fund Shares	$846,689
Precious Metals and Minerals Fund Institutional Shares	$4,598
Precious Metals and Minerals Fund Adviser Shares	$25,375
Emerging Markets Fund Shares	$628,320
Emerging Markets Fund Institutional Shares	$625,309
Emerging Markets Fund Adviser Shares	$8,089
International Fund Shares	$2,761,335
International Fund Institutional Shares	$2,414,933
International Fund Adviser Shares	$12,011
World Growth Fund Shares	$2,059,562
World Growth Fund Institutional Shares	$21,662
World Growth Fund Adviser Shares	$20,782
Government Securities Fund Shares	$547,731
Government Securities Fund Institutional Shares	$215,154
Government Securities Fund Adviser Shares	$8,067
Government Securities Fund R6 Shares	$2,935
Treasury Money Market Trust	$3,275,990
Managed Allocation Fund	$405,868
Fund	Administration Fee Paid to AMCO FYE 7/31/18
Aggressive Growth Fund Shares	$2,198,891
Aggressive Growth Fund Institutional Shares	$6,309
Capital Growth Fund Shares	$1,338,900
Capital Growth Fund Institutional Shares	$7,127
H-1

Growth Fund Shares	$2,256,048
Growth Fund Institutional Shares	$1,400,035
Growth & Income Fund Shares	$2,539,160
Growth & Income Fund Adviser Shares	$15,646
Growth & Income Fund Institutional Shares	$150,354
High Income Fund Shares	$1,823,269
High Income Fund Institutional Shares	$970,245
High Income Fund Adviser Shares	$14,944
High Income Fund R6 Shares	$2,548
Income Fund Shares	$5,683,883
Income Fund Institutional Shares	$3,768,629
Income Fund Adviser Shares	$178,880
Income Fund R6 Shares	$7,763
Income Stock Fund Shares	$2,544,993
Income Stock Fund Institutional Shares	$1,089,108
Income Stock Fund R6 Shares	$5,365
Intermediate-Term Bond Fund Shares	$2,937,310
Intermediate-Term Bond Fund Institutional Shares	$1,986,910
Intermediate-Term Bond Fund Adviser Shares	$90,830
Intermediate-Term Bond Fund R6 Shares	$2,545
Money Market Fund	$4,449,392
Science & Technology Fund Shares	$1,879,706
Science & Technology Fund Adviser Shares	$175,460
Short-Term Bond Fund Shares	$1,898,512
Short-Term Bond Fund Institutional Shares	$1,961,739
Short-Term Bond Fund Adviser Shares	$36,146
Short-Term Bond Fund R6 Shares	$2,564
Small Cap Stock Fund Shares	$1,048,572
Small Cap Stock Fund Institutional Shares	$953,024
Value Fund Shares	$1,467,969
Value Fund Institutional Shares	$624,294
Value Fund Adviser Shares	$14,523
Fund	Administration Fee Paid to AMCO FYE 12/31/18
S&P 500 Index Fund Member Shares	$1,885,064
S&P 500 Index Fund Reward Shares	$1,952,851
Nasdaq-100 Index Fund Shares	$2,066,663
Nasdaq-100 Index Fund R6 Shares	$2,281
Extended Market Index Fund	$1,792,398
Target Retirement Income Fund	$5,407
Target Retirement 2020 Fund	$9,840
Target Retirement 2030 Fund	$19,347
Target Retirement 2040 Fund	$21,150
Target Retirement 2050 Fund	$11,803
Target Retirement 2060 Fund	$1,085
Global Managed Volatility Fund Shares	$20,678
Global Managed Volatility Fund Institutional Shares	$326,283
Ultra Short-Term Bond Fund Shares	$538,421
Ultra Short-Term Bond Fund Institutional Shares	$6,602
Ultra Short-Term Bond Fund R6 Shares	$2,117

H-2

The 12b-1 Fees Paid by Certain Classes of Shares to IMCO

		Marketing, Advertising, Prospectus
	to	Delivery, Sales Personnel, IT
Fund	Compensation	Services, and Other	Total 12b-1
	Dealers	Expenses of Distributor	Distribution Fees

	FYE 3/31/18
California Bond Fund Adviser Shares	$4,736	$13,210	$17,946
New York Bond Fund Adviser Shares	$3,052	$12,511	$15,564
Virginia Bond Fund Adviser Shares	$52,465	$6,629	$59,095
Tax Exempt Long-Term Fund Adviser Shares	$10,602	$12,581	$23,183
Tax Exempt Intermediate-Term Fund	$74,171	$6,742	$80,913
Adviser Shares
Tax Exempt Short-Term Fund	$49,932	$2,154	$52,086
Adviser Shares
	FYE 5/31/18
Emerging Markets Fund Adviser Shares	($729)	$14,211	$13,482
International Fund Adviser Shares	($1,227)	$21,246	$20,019
Precious Metals and Minerals Fund	$38,087	$4,205	$42,292
Adviser Shares
World Growth Fund Adviser Shares	$15,082	$19,553	$34,636
Government Securities Fund Adviser Shares	$797	$12,648	$13,445
	FYE 7/31/18
Growth & Income Fund Adviser Shares	$1,064	$25,014	$26,077
High Income Fund Adviser Shares	$12,310	$12,597	$24,907
Income Fund Adviser Shares	$297,464	$ 670	$298,134
Intermediate-Term Bond Fund	$150,591	$792	$151,383
Adviser Shares
Science & Technology Fund Adviser Shares	$287,433	$5,001	$292,434
Short-Term Bond Fund Adviser Shares	$47,875	$12,369	$60,244
Value Fund Adviser Shares	$129	$24,075	$24,204

No Fund paid brokerage commissions within its last fiscal year to any broker that is an affiliated person of such Fund or an affiliated person of such person.

Amounts Paid to USAA Shareholder Account Services

Fund	USAA Shareholder Account Services FYE 3/31/18
California Bond Fund Shares	$161,000
California Bond Fund Adviser Shares	$2,000
New York Bond Fund Shares	$48,000
New York Bond Fund Adviser Shares	$1,000
Virginia Bond Fund Shares	$207,000
Virginia Bond Fund Adviser Shares	$11,000
Tax Exempt Long-Term Fund Shares	$720,000
Tax Exempt Long-Term Fund Adviser Shares	$3,000
Tax Exempt Intermediate-Term Fund Shares	$1,489,000
Tax Exempt Intermediate-Term Fund Adviser Shares	$23,000
H-3

Tax Exempt Short-Term Fund Shares	$748,000
Tax Exempt Short-Term Fund Adviser Shares	$4,000
Tax Exempt Money Market Fund	$2,820,000
Global Equity Income Fund Shares	$144,000
Global Equity Income Fund Institutional Shares	$6,000
Target Managed Allocation Fund	$242,000
Fund	USAA Shareholder Account Services FYE 5/31/18
Growth and Tax Strategy Fund	$318,000
Cornerstone Moderate Fund	$2,657,000
Cornerstone Moderately Aggressive Fund	$4,652,000
Cornerstone Moderately Conservative Fund	$539,000
Cornerstone Aggressive Fund	$1,107,000
Cornerstone Conservative Fund	None
Cornerstone Equity Fund	None
Precious Metals and Minerals Fund Shares	$1,695,000
Precious Metals and Minerals Fund Institutional Shares	$5,000
Precious Metals and Minerals Fund Adviser Shares	$4,000
Emerging Markets Fund Shares	$952,000
Emerging Markets Fund Institutional Shares	$625,000
Emerging Markets Fund Adviser Shares	$500
International Fund Shares	$2,203,000
International Fund Institutional Shares	$2,415,000
International Fund Adviser Shares	$500
World Growth Fund Shares	$2,035,000
World Growth Fund Institutional Shares	$22,000
World Growth Fund Adviser Shares	$15,000
Government Securities Fund Shares	$470,000
Government Securities Fund Institutional Shares	$215,000
Government Securities Fund Adviser Shares	$1,000
Government Securities Fund R6 Shares	$1,000
Treasury Money Market Trust	$3,276,000
Managed Allocation Fund	$406,000
Fund	USAA Shareholder Account Services FYE 7/31/18
Aggressive Growth Fund Shares	$1,757,000
Aggressive Growth Fund Institutional Shares	$6,000
Capital Growth Fund Shares	$1,495,000
Capital Growth Fund Institutional Shares	$7,000
Growth Fund Shares	$1,488,000
Growth Fund Institutional Shares	$1,400,000
Growth & Income Fund Shares	$1,721,000
Growth & Income Fund Adviser Shares	$151,000
Growth & Income Fund Institutional Shares	$1,000
High Income Fund Shares	$1,676,000
High Income Fund Institutional Shares	$970,000
High Income Fund Adviser Shares	$7,000
High Income Fund R6 Shares	$1,000
Income Fund Shares	$4,047,000
H-4

Income Fund Institutional Shares	$3,769,000
Income Fund Adviser Shares	$116,000
Income Fund R6 Shares	$2,000
Income Stock Fund Shares	$1,342,000
Income Stock Fund Institutional Shares	$1,089,000
Income Stock Fund R6 Shares	$1,000
Intermediate-Term Bond Fund Shares	$2,189,000
Intermediate-Term Bond Fund Institutional Shares	$1,987,000
Intermediate-Term Bond Fund Adviser Shares	$66,000
Intermediate-Term Bond Fund R6 Shares	$1,000
Money Market Fund	$11,124,000
Science & Technology Fund Shares	$1,484,000
Science & Technology Fund Adviser Shares	$153,000
Short-Term Bond Fund Shares	$1,890,000
Short-Term Bond Fund Institutional Shares	$1,962,000
Short-Term Bond Fund Adviser Shares	$6,000
Short-Term Bond Fund R6 Shares	$1,000
Small Cap Stock Fund Shares	$1,068,000
Small Cap Stock Fund Institutional Shares	$953,000
Value Fund Shares	$1,188,000
Value Fund Institutional Shares	$624,000
Value Fund Adviser Shares	$1,000
Fund	USAA Shareholder Account Services FYE 12/31/17
S&P 500 Index Fund Shares	$2,788,000
S&P 500 Index Fund Reward Shares	$268,000
Nasdaq-100 Index Fund Shares	$1,410,000
Nasdaq-100 Index Fund R6 Shares	$500
Extended Market Index Fund	$716,385
Target Retirement Income Fund	None
Target Retirement 2020 Fund	None
Target Retirement 2030 Fund	None
Target Retirement 2040 Fund	None
Target Retirement 2050 Fund	None
Target Retirement 2060 Fund	None
Global Managed Volatility Fund Shares	$13,000
Global Managed Volatility Fund Institutional Shares	$326,000
Ultra Short-Term Bond Fund Shares	$330,000
Ultra Short-Term Bond Fund Institutional Shares	$7,000
Ultra Short-Term Bond Fund R6 Shares	$500

H-5

APPENDIX I: THE FUNDS' INDEPENDENT PUBLIC ACCOUNTANT

The Funds' Independent Public Accountant

Ernst & Young LLP ("E&Y"), 100 West Houston Street, Suite 1700, San Antonio, Texas 78205, was chosen by the Audit and Compliance Committee and the Board to serve as the independent registered public accounting firm for each Fund during its current fiscal year. In this capacity, E&Y is responsible for the audits of the annual financial statements of the Funds of the Trust and reporting thereon.

Representatives of E&Y are not expected to be at the Meeting to answer questions relating to the services provided to the Trust and its Funds. However, if such representatives are present at the Meeting, they will have the opportunity to make a statement if they desire to do so and would be available to respond to appropriate questions. Even if an E&Y representative is not present at the Meeting, a representative could be contacted during the Meeting if any matter were to arise requiring assistance.

Audit and Related Fees

The following table includes information regarding the audit fees, audit-related fees, tax services fees, and all other fees paid to E&Y by the Funds of the Trust and their affiliated service providers, including AMCO (investment adviser and administrator), IMCO (principal underwriter), and SAS (transfer agent), for the fiscal years ended in 2016, 2017, and 2018, as applicable.

Fiscal Year Ended

March 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2018
	$251,100	$71,420	$3,020	$75,910
2017
	$322,400	$70,020	$4,883	$74,460

2016	$316,119	$68,650	$2,966	$73,000

Fiscal Year Ended

May 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2018	$443,300	$73,563	$56,253	$75,910

2017	$439,547	$71,420	$135,059	$74,460

2016	$434,610	$70,020	$77,043	$73,000

Fiscal Year Ended

July 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2018	$452,300	$73,563	$33,224	$75,910

2017	$490,103	$71,420	$133,746	$74,460

2016	$468,310	$70,020	$35,128	$73,000

Fiscal Year Ended

December 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2018	$387,090	$73,563	$18,122	$77,430
2017	$464,050	$71,420	$19,783	$75,930

2016	$436,908	$70,020	$14,831	$74,460

(1)Audit-related fees are fees for services rendered in assessing the controls of the funds' transfer agent.

(2)Tax fees are for services rendered in preparing and reviewing the Funds' tax returns and services for tax compliance and tax advice.

(3)All Other Fees includes Testing for Custody Rule SAS 70 and Rule 204/206 Regulatory Procedures.

I-1

All of the services for audit fees, audit-related fees, and tax fees paid to E&Y for the fiscal years ended in 2016, 2017, and 2018, as applicable, must be and were pre-approved by the Trust's Audit and Compliance Committee. Those pre- approval procedures are described below.

Non-Audit Fees

SEC rules also require that we detail the total non-audit fees paid to E&Y by the Funds, and fees paid to E&Y for non- audit services for AMCO and any other entity controlling, controlled by or under common control with AMCO that provides ongoing services to the Funds even if the services were not related to the Funds or required pre- approval by the Trust's Audit and Compliance Committee. The aggregate non-audit fees billed by E&Y for services rendered to AMCO, and any entity controlling, controlled by, or under common control with AMCO that provides ongoing services to the Funds were $0 for the applicable fiscal year ends referenced in the table above.

All non-audit services to be performed for the Funds by E&Y must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's pre-approval procedures. The Trust's Audit and Compliance Committee has determined that the provision of non-audit services to the Funds, AMCO, IMCO, and SAS is compatible with maintaining the independence of E&Y.

Pre-Approval Procedures of the Audit and Compliance Committee

Audit services provided to the Funds are subject to pre-approval procedures contained within the Audit and Compliance Committee Charter. Audit services requiring pre-approval include those services provided by the independent auditor to the Funds, including the plan and scope of the audit, and any non-audit services to be provided by the independent auditor to the Funds, the Funds' investment adviser, and any entity controlling, controlled by, or under common control with the Funds' investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds.

The terms audit services and non-audit services are defined under applicable SEC rules or regulations. Pre-approval may be granted for specific projects or services, or pursuant to separate pre-approval policies and procedures approved by the Audit and Compliance Committee. The Audit and Compliance Committee may delegate to one or more designated members of the Committee the authority to pre-approve all or some audit and non-audit services.

The Committee currently delegates to its Chair the power to pre-approve audit and non-audit services that must be commenced before the next regularly scheduled Committee meeting, provided that any decisions of the Chair be presented to the full Audit and Compliance Committee at its next regularly scheduled meeting.

The Audit and Compliance Committee shall determine whether the provision by the independent auditor of non- audit services provided to the Funds' investment adviser, and any entity controlling, controlled by, or under common control with the Funds' investment adviser that provides ongoing services to the Funds that were not pre-approved, as specified in the Audit and Compliance Committee Charter, by the Committee is compatible with maintaining the auditor's independence.

The Audit and Compliance Committee will meet at least two times a year. Other meetings will be held as requested by the Board of Trustees, or when the Chair of a Committee deems additional meetings are required or advisable, upon notice to the Secretary of the affected Fund. If circumstances require a special Committee meeting prior to the next scheduled Board meeting, the Chair of the Committee, upon notification to the Secretary of the affected Fund, may convene a special meeting of the Committee.

The Audit and Compliance Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Trust's bylaws. A majority of the members of the Audit and Compliance Committee shall constitute a quorum.

I-2

APPENDIX J: THE FUNDS' EXISTING MANAGEMENT AGREEMENTS

The Funds have the following Existing Management Agreements:

(i)the Investment Advisory Agreement, dated August 1, 2006, between USAA Mutual Funds Trust, on behalf of its Funds (other than the Extended Market Index Fund, Nasdaq-100 Index Fund, and S&P 500 Index Fund), and AMCO, as amended (the "Existing Multi-Fund Agreement");

(ii)the Management Agreement, dated August 1, 2006, between USAA Mutual Funds Trust, on behalf of its series Extended Market Index Fund, and AMCO (the "Existing Extended Market Agreement");

(iii)the Advisory Agreement, dated August 1, 2006, between USAA Mutual Funds Trust, on behalf of its series Nasdaq-100 Index Fund, and AMCO (the "Existing Nasdaq-100 Agreement"); and

(iv)the Management Agreement, dated August 1, 2006, between USAA Mutual Funds Trust, on behalf of its series S&P 500 Index Fund, and AMCO (the "Existing S&P 500 Agreement")

The shareholders of the Intermediate-Term Bond Fund, Cornerstone Moderate Fund, and Cornerstone Moderately Aggressive Fund last approved amendments to the Existing Multi-Fund Agreement on March 22, 2017, and shareholders of the Government Securities Fund (formerly USAA GNMA Trust) last approved an amendment to the Existing Multi-Fund Agreement on November 10, 2011. The shareholders of the Aggressive Growth Fund, California Bond Fund, Capital Growth Fund, Emerging Markets Fund, Extended Market Index Fund, Growth Fund, Growth & Income Fund, Growth and Tax Strategy Fund, High Income Fund, Income Fund, Income Stock Fund, International Fund, Money Market Fund, Nasdaq-100 Index Fund, New York Bond Fund, Precious Metals and Minerals Fund, Science & Technology Fund, Small Cap Stock Fund, S&P 500 Index Fund, Short-Term Bond Fund, Tax Exempt Intermediate-Term Bond Fund, Tax Exempt Long-Term Fund, Tax Exempt Short-Term Fund, Tax Exempt Money Market Fund, Treasury Money Market Trust, Value Fund, Virginia Bond Fund, and World Growth Fund approved the Existing Multi-Fund Agreement on July 19, 2006. The sole shareholder of each of the other Funds approved the Existing Multi-Fund Agreement prior to the commencement of operations of the Funds.

J-1

APPENDIX K: TRUST'S OFFICERS POST TRANSACTION

Name	Title

John Spear	Vice President

Stephanie Ann Higby	Chief Compliance Officer

Kristen Millan	Secretary

Seba Kurian	Assistant Secretary

James De Vries	Treasurer

Carol Trevino	Assistant Treasurer

The selection of Funds' officers is subject to change and Board approval.

K-1

APPENDIX L: CORPORATE GOVERNANCE COMMITTEE CHARTER

CHARTER OF THE CORPORATE GOVERNANCE COMMITTEES

OF THE BOARDS OF THE

USAA MUTUAL FUNDS TRUST AND USAA ETF TRUST

The charter for the Corporate Governance Committees (hereafter, Corporate Governance Committee or Committee) consists of the following:

A.Membership and Chairperson:

The Corporate Governance Committee will be composed of members of the Boards of Trustees (the Board) of the USAA Mutual Funds Trust and the USAA ETF Trust (the Trust). The Board will select the Committee's members. No member of the Corporate Governance Committee may be an "interested person," as that term is defined under the Investment Company Act of 1940, as amended (1940 Act), of the Trust, nor shall any member receive compensation from the Trust except compensation for service as a member of the Trust's Board or a Committee of the Board. The Board will select the Chairperson of the Committee.

B.Purpose:

To maintain oversight of the organization and performance of the Board, to evaluate the effectiveness of the Board, to ensure that the Board conducts itself ethically in accordance with applicable law, to maintain a policy on Board tenure and term limitations for Trustees who are not an "interested person," as that term is defined under the 1940 Act, of the Trust (Independent Trustees), to recommend candidates to fill vacancies for Independent Trustee positions on the Board, and to oversee the annual evaluation of the performance of the Board and the committees of the Board.

C.Functions:

The principal functions to be performed by the Committee are:

(1)With respect to Board size, structure, training and evaluation:

(a)Develop desired qualifications, experience, abilities, skills and expectations of performance for individual Independent Trustees.

(b)Arrange for such initial orientation and subsequent training to be made available to the Independent Trustees of the Board as the Committee deems appropriate.

(c)Establish, implement and oversee an evaluation process to annually review the performance of the Board and the committees of the Board, including the effectiveness of the structure, size, and procedures of the Board and the committees of the Board, and make recommendations to the Board, as necessary or appropriate, regarding the same.

(d)Review and, as necessary, propose amendments to the Trust's bylaws, Master Trust Agreement, Board Resolutions and any other relevant documents as they relate to the Trustee positions on the Board.

(e)At least annually review the compensation for the Independent Trustees to ensure that such members of the Board are being fairly and equitably compensated for their services.

(f)Oversee the structure and process of Board meetings to fully utilize the capabilities of USAA Asset Management Company (AMCO or the Adviser) in such areas as portfolio management oversight, regulatory updates and reports on items of special interest to the Independent Trustees in the performance of their oversight function.

(g)Ensure that Independent Trustees meet at least once quarterly in a session where no Trustees who are interested persons of the Trust are present.

(2)With respect to Board nominations:

(a)Develop procedures for identifying and recruiting potential candidates for Board membership.

L-1

(b)Recruit and screen individuals who possess the qualifications necessary to execute the responsibilities of an Independent Trustee. Identify and recommend to the Board nominees for election as Independent Trustees.

(c)Identify and recommend to the Board nominees for membership on committees of the Board as vacancies occur.

(d)Monitor the Board tenure policy providing for a rotation of Board member terms for the Independent Trustees.

(3)With respect to other matters:

(a)Review this Charter at least annually and recommend any changes to the Board.

(b)As necessary, recommend to the Board of Trustees investigations into any matters under the Committee's cognizance.

(c)Review and monitor any Code of Ethics related to the Funds and recommend revisions where necessary.

(d)Hire employees and retain advisers and experts, as is deemed necessary or appropriate, to assist the Committee in the execution of its duties, and establish, implement and oversee any policies and procedures necessary or appropriate to implement this authority.

(e)Act upon such other issues and matters as may be presented to the Committee from time to time by the Board or the Adviser.

D.Reports:

The Committee will report to the Board of Trustees periodically regarding proceedings of, actions taken by, and decisions made by, the Committee.

E.Meetings:

The Committee shall meet at such times and conduct such business as designated by the Chair of the Committee, in accordance with the responsibilities set forth in this Charter. Meetings are to be attended only by members of the Committee, the appointed recorder, counsel for the Independent Trustees, and any guests whose attendance is approved in advance by the Committee Chair. Meetings may be conducted in person or telephonically.

(1)Minutes will be kept documenting all proceedings and decisions of the Committee.

(2)The Committee may act by written consent, to the extent permitted by law and the Trust's bylaws.

(3)A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members present at the meeting at which a quorum is present shall be the action of the Committee.

F.Duration:

The Committee shall continue in existence on a permanent basis until dissolved by the Board.

G.Legal Counsel:

In addition to USAA counsel, the Trust's outside counsel and counsel to the Independent Trustees will be made available to the Committee for such advice and assistance as may be required.

As Approved: September 26, 2012

As Amended, Effective: June 14, 2017

L-2

APPENDIX M: OUTSTANDING SHARES OF THE FUNDS

The tables below show the number of outstanding shares of the Trust and each class of each Fund as of the Record Date that are entitled to vote at the Meeting.

			Number of
		Number of	Class	Number of	Number of
		Class (Fund	(Institutional	Class (Adviser	Class (R6
Fund	Total Number	Shares)	Shares)	Shares)	Shares)
Aggressive Growth	38,092,340.390	37,828,164.947	264,175.443	-0-	-0-
California Bond	62,333,546.168	61,705,448.800	-0-	628,097.368
Capital Growth	84,885,658.989	75,189,568.291	9,696,090.698	-0-	-0-
Cornerstone Aggressive	29,401,818.028	29,401,818.028	-0-	-0-	-0-
Cornerstone
Conservative	17,852,287.966	17,852,287.966	-0-	-0-	-0-
Cornerstone Equity	14,289,914.105	14,289,914.105	-0-	-0-	-0-
Cornerstone Moderately
Aggressive	117,281,728.141	117,281,728.141	-0-	-0-	-0-
Cornerstone Moderate	82,473,651.896	82,473,651.896	-0-	-0-	-0-
Cornerstone Moderately
Conservative	20,635,884.412	20,635,884.412	-0-	-0-	-0-
Emerging Markets	51,047,197.582	20,213,966.022	30,555,852.041	277,379.519	-0-
Extended Market Index	40,356,460.122	40,356,460.122	-0-	-0-	-0-
Global Equity Income	7,761,550.149	7,261,550.149	500,000.000	-0-	-0-
Global Managed
Volatility	98,357,264.319	1,068,344.873	97,288,919.446	-0	-0-
Government Securities	108,924,308.774	33,391,719.255	74,377,877.903	503,928.738	650,782.878
Growth & Income	79,470,285.635	72,236,230.545	6,814,875.118	419,179.972	-0-
Growth	93,040,421.787	54,158,730.847	38,881,690.940	-0-	-0-
Growth and Tax Strategy	25,181,912.224	25,181,912.224	-0-	-0-	-0-
High Income	267,357,507.732	149,574,746.094	115,873,663.144	1,249,713.755	659,384.739
Income	616,414,581.132	235,727,810.718	371,733,094.939	7,520,821.537	1,432,853.938
Income Stock	148,948,002.268	87,658,924.688	60,646,362.568	-0-	642,715.012
Intermediate-Term Bond	357,290,106.392	181,227,171.675	170,979,939.314	4,578,943.697	504,051.706
International	130,323,695.425	59,851,264.208	70,063,489.637	252,740.393	156,201.187
Managed Allocation	66,591,536.423	66,591,536.423	-0-	-0-	-0-
Money Market	4,833,526,826.848	4,833,526,826.848	-0-	-0-	-0-
Nasdaq-100 Index	100,377,870.243	99,628,828.641	-0-	-0-	749,041.602
New York Bond	19,343,746.017	18,812,851.013	-0-	530,895.004	-0-
Precious Metals and
Minerals	41,874,031.383	39,477,913.396	1,020,452.459	1,375,665.528	-0-
Science & Technology	54,258,433.926	50,209,093.802	-0-	4,049,340.124	-0-
Short-Term Bond	360,372,269.466	127,632,615.143	230,405,420.170	1,764,383.667	569,850.486
Small Cap Stock	97,538,379.421	42,862,993.169	54,675,386.252	-0-	-0-
Target Managed
Allocation	49,877,785.461	-0-	49,877,785.461	-0-	-0-
Target Retirement 2020	48,728,598.220	48,728,598.220	-0-	-0-	-0-
Target Retirement 2030	99,729788.825	99,729,788.825	-0-	-0-	-0-
Target Retirement 2040	110,580,142.273	110,580,142.273	-0-	-0-	-0-
Target Retirement 2050	62,347,019.405	62,347,019.405	-0-	-0-	-0-
Target Retirement 2060	8,180,658.193	8,180,658.193	-0-	-0-	-0-
Target Retirement
Income	29,331,987.935	29,331,987.935	-0-	-0-	-0-
Tax Exempt
Intermediate-Term	353,824,981.004	351,717,766.018	-0-	2,107,214.986	-0-
Tax Exempt Long-Term	176,941,465.574	176,388,391.926	-0-	553,073.648	-0-
Tax Exempt Money
Market	1,633,133,726.648	1,633,133,726.648	-0-	-0-	-0-

M-1

			Number of
		Number of	Class	Number of	Number of
		Class (Fund	(Institutional	Class (Adviser	Class (R6
Fund	Total Number	Shares)	Shares)	Shares)	Shares)
Tax Exempt Short-Term	142,730,637.115	142,011,964.920	-0-	718,672.195	-0-
Treasury Money Market
Trust	4,623,295,708.392	4,623,295,708.392	-0-	-0-	-0-
Ultra Short-Term Bond	30,100,198.292	28,570,653.987	1,025,769.426	-0-	503,774.879
Value	68,642,880.168	50,397,469.309	17,798,316.029	447,094.830	-0-
Virginia Bond	60,193,194.234	58,492,458.962	-0-	1,700,735.272	-0-
World Growth	43,345,959.519	42,667,223.194	370,887.533	307,848.792	-0-
USAA Mutual
Funds Trust	15,606,587,948.621	14,168,883,514.648	1,402,850,048.521	28,985,729.025	5,868,656.427

		Number of	Number of
		Class (Member	Class (Reward
Fund	Total Number	Shares)	Shares)
S&P 500 Index	186,365,999.811	84,104,546.365	102,261,453.446

M-2

APPENDIX N: FIVE PERCENT OWNER REPORT

As of the Record Date, the Fund is not aware of any person or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) owning beneficially or of record more than 5% of any Fund's outstanding shares, except as provided in the table below. A shareholder who owns beneficially 25% or more of a Fund's outstanding shares may be deemed to "control" (as defined in the 1940 Act) that Fund.

	Share		Shares
Fund	Class	Name and Address of Owner	Beneficially	Percentage
			Owned	Owned
Intermediate-Term Bond	Fund	National Financial	69,945,251.682	38.69%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Intermediate-Term Bond	Fund	Charles Schwab & Co. Inc.	10,509,334.113	5.81%
Fund	Shares	211 Main Street
		San Francisco, CA 94105
Intermediate-Term Bond	Inst.	National Financial	119,754,543.039	69.93%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Intermediate-Term Bond	Inst.	Mac & Co A/C 684261	35,922,164.636	20.98%
Fund	Shares	PO Box 3198, 525 William Penn Place
		Pittsburgh, PA 15230-3198
Intermediate-Term Bond	Adviser	National Financial	4,388,618.210	96.20%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Intermediate-Term Bond	R6	United Services Automobile Assn	481,695.568	97.60%
Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Science & Technology Fund	Fund	National Financial	12,583,643.509	25.05%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Science & Technology Fund	Adviser	National Financial	3,586,361.403	86.78%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
S&P 500 Index Fund	Reward	National Financial	31,465,043.406	30.75%
		499 Washington Blvd
		Jersey City, NJ 07310
S&P 500 Index Fund	Member	National Financial	23,230,271.738	27.64%
		499 Washington Blvd
		Jersey City, NJ 07310
Income Stock Fund	Fund	National Financial	13,252,719.551	15.10%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Income Stock Fund	Inst.	National Financial	41,693,755.811	68.54%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Income Stock Fund	Inst.	Mac & Co A/C 684256	10,378,164.906	17.06%
	Shares	PO Box 3198, 525 William Penn Place
		Pittsburgh, PA 15230-3198
Income Stock Fund	R6	United Services Automobile Assn	275,178.866	42.82%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Income Stock Fund	R6	National Financial	367,004.230	57.10%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310

	Share		Shares
Fund	Class	Name and Address of Owner	Beneficially	Percentage
			Owned	Owned
Short-Term Bond Fund	Fund	National Financial	42,794,021.213	33.52%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Short-Term Bond Fund	Fund	Charles Schwab & Co. Inc.	8,263,145.661	6.47%
	Shares	211 Main Street
		San Francisco, CA 94105
Short-Term Bond Fund	Inst.	National Financial	83,999,994.486	36.60%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Short-Term Bond Fund	Inst.	Mac & Co A/C 684261	70,932,290.788	30.91%
	Shares	PO Box 3198, 525 William Penn Place
		Pittsburgh, PA 15230-3198
Short-Term Bond Fund	Inst.	Pershing LLC	32,575,550.306	14.20%
	Shares	1 Pershing Plaza
		Jersey City, NJ 07399-0002
Short-Term Bond Fund	Adviser	National Financial	753,294.333	43.43%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Short-Term Bond Fund	Adviser	United Services Automobile Assn	542,417.112	31.27%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Short-Term Bond Fund	Adviser	Merrill Lynch Pierce Fenner & Smith	172,780.285	9.96%
	Shares	4800 Deer Lake Drive East
		Jacksonville, FL 32246
Short-Term Bond Fund	Adviser	Raymond James & Assoc	93,128.650	5.37%
	Shares	FBO Mark E Brugnoli
		348 Sheffield Road
		Severna Park, MD 21146
Short-Term Bond Fund	R6	United Services Automobile Assn	548,245.614	96.21%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Growth & Income Fund	Fund	National Financial	10,87,099.592	15.01%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Growth & Income Fund	Inst.	Mac & Co A/C 684259	6,800,073.471	99.71%
	Shares	PO Box 3198, 525 William Penn Place
		Pittsburgh, PA 15230-3198
Growth & Income Fund	Adviser	United Services Automobile Assn	397,543.164	94.86%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Aggressive Growth Fund	Fund	National Financial	6,900,276.079	18.20%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Aggressive Growth Fund	Inst.	USAA Cornerstone Equity Fund	218,441.041	83.75%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Aggressive Growth Fund	Inst.	USAA Cornerstone Conservative Fund	27,891.487	10.69%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Income Fund	Fund	National Financial	68,436,434.753	29.07%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Income Fund	Fund	Charles Schwab & Co. Inc.	24,184,566.644	10.27%
	Shares	211 Main Street
		San Francisco, CA 94105

	Share		Shares
Fund	Class	Name and Address of Owner	Beneficially	Percentage
			Owned	Owned
Income Fund	Inst.	National Financial	203,657,137.802	54.89%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Income Fund	Inst.	Charles Schwab & Co. Inc.	73,268,828.748	19.75%
	Shares	211 Main Street
		San Francisco, CA 94105
Income Fund	Inst.	Mac & Co A/C 684253	51,914,723.032	13.99%
	Shares	PO Box 3198, 525 William Penn Place
		Pittsburgh, PA 15230-3198
Income Fund	Adviser	National Financial	7,301,334.685	96.83%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Income Fund	R6	United Services Automobile Assn	389,711.613	27.27%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Income Fund	R6	National Financial	1,000,048.707	69.98%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Growth Fund	Fund	National Financial	14,231,676.305	26.27%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Growth Fund	Inst.	National Financial	22,551,612.738	56.44%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Growth Fund	Inst.	Mac & Co A/C 684251	8,274,159.335	20.71%
	Shares	PO Box 3198, 525 William Penn Place
		Pittsburgh, PA 15230-3198
Growth Fund	Inst.	USAA Target Retirement 2030 Fund	2,382,051.340	5.96%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Growth Fund	Inst.	USAA Target Retirement 2040 Fund	3,200,318.341	8.01%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Money Market Fund	Fund	National Financial	2,310,402,311.15	47.79%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Tax Exempt Long-Term	Fund	National Financial	29,384,080.828	16.68%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Tax Exempt Long-Term	Adviser	United Services Automobile Assn	377,105.216	68.20%
Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Tax Exempt Long-Term	Adviser	National Financial	53,649.012	9.70%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Tax Exempt Long-Term	Adviser	Merrill Lynch Pierce Fenner & Smith	41,843.922	7.57%
Fund	Shares	4800 Deer Lake Drive East
		Jacksonville, FL 32246
Tax Exempt Long-Term	Adviser	E* Trade Securities	28,549.829	5.16%
Fund	Shares	PO Box 484
		Jersey City, NJ 07303
Tax Exempt Intermediate-	Fund	Charles Schwab & Co. Inc.	79,721,486.176	22.73%
Term Fund	Shares	211 Main Street
		San Francisco, CA 94105

	Share		Shares
Fund	Class	Name and Address of Owner	Beneficially	Percentage
			Owned	Owned
Tax Exempt Intermediate-	Fund	National Financial	77,043,164.048	21.97%
Term Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Tax Exempt Intermediate-	Adviser	National Financial	1,415,794.490	67.41%
Term Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Tax Exempt Intermediate-	Adviser	Merrill Lynch Pierce Fenner & Smith	144,122.679	6.86%
Term Fund	Shares	4800 Deer Lake Drive East
		Jacksonville, FL 32246
Tax Exempt Intermediate-	Adviser	UBS Financial Services Inc.	355,921.864	16.95%
Term Fund	Shares	FBO Freeman Fund
		111 Rockville Pike STE 1100
		Rockville, MD 20850
Tax Exempt Short-Term	Fund	National Financial	34,148,905.124	24.05%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Tax Exempt Short-Term	Fund	Lila Kommerstad Trust	7,465,505.458	5.26%
Fund	Shares	Kommerstad Family
		Bradbury, CA 91008
Tax Exempt Short-Term	Adviser	National Financial	101,985.301	17.07%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Tax Exempt Short-Term	Adviser	Merrill Lynch Pierce Fenner & Smith	38,053.187	6.37%
Fund	Shares	4800 Deer Lake Drive East
		Jacksonville, FL 32246
Tax Exempt Short-Term	Adviser	Raymond James & Assoc Inc.	147,302.743	24.65%
Fund	Shares	FBO Campbell Family Limited
		Partnership II C Scott Campbell
		21557 Shorevista Lane
		Noblesville, IN 46062
Tax Exempt Short-Term	Adviser	Raymond James & Assoc Inc.	119,609.795	20.02%
Fund	Shares	FBO Campbell Family Limited
		Partnership
		21557 Shorevista Lane
		Noblesville, IN 46062
Tax Exempt Money Market	Fund	National Financial	806,554,117.390	49.33%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Cornerstone Moderate Fund	Fund	National Financial	16,697,752.470	20.28%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Cornerstone Moderately	Fund	National Financial	7,936,371.883	38.53%
Conservative Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Cornerstone Aggressive	Fund	National Financial	13,248,455.043	45.20%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Precious Metals and	Fund	National Financial	10,971,686.997	27.69%
Minerals Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Precious Metals and	Inst.	RBC Capital Markets LLC	788,969.918	77.35%
Minerals Fund	Shares	60 South Sixth Street-P08
		Minneapolis, MN 55402-1110

	Share		Shares
Fund	Class	Name and Address of Owner	Beneficially	Percentage
			Owned	Owned
Precious Metals and	Inst.	USAA Cornerstone Conservative Fund	56,945.387	5.58%
Minerals Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Precious Metals and	Inst.	USAA Cornerstone Equity Fund	81,815.018	8.02%
Minerals Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Precious Metals and	Adviser	Voya Retirement Insurance and Annuity	1,127,309.888	80.79%
Minerals Fund	Shares	Company
		1 Orange Way
		Windsor, CT 06095
Precious Metals and	Adviser	United Services Automobile Assn	129.957.608	9.31%
Minerals Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Precious Metals and	Adviser	National Financial	92,982.562	6.66%
Minerals Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Cornerstone Moderately	Fund	National Financial	19,231,237.050	16.40%
Aggressive Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
International Fund	Fund	National Financial	21,040,116.216	35.14%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
International Fund	Inst.	National Financial	36,531,884.942	51.12%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
International Fund	Inst.	Mac & Co A/C 684249	20,104,642.223	28.13%
	Shares	PO Box 3198, 525 William Penn Place
		Pittsburgh, PA 15230-3198
International Fund	Inst.	USAA Target Retirement 2040 Fund	4,883,972.605	6.83%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
International Fund	Inst.	USAA Target Retirement 2030 Fund	3,599,844.009	5.04%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
International Fund	Adviser	United Services Automobile Assn	239,942.823	94.94%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
International Fund	R6	United Services Automobile Assn	156,201.187	100%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Growth and Strategy Fund	Fund	National Financial	7,835,788.324	31.17%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
World Growth Fund	Fund	National Financial	11,791,726.583	27.60%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
World Growth Fund	Inst.	National Financial	104,568.541	28.20%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
World Growth Fund	Inst.	TD Ameritrade	35,011.644	9.44%
	Shares	PO Box 2226
		Omaha, NE 68103-2226
World Growth Fund	Inst.	United Services Automobile Assn	173,430.454	46.77%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001

	Share		Shares
Fund	Class	Name and Address of Owner	Beneficially	Percentage
			Owned	Owned
World Growth Fund	Adviser	United Services Automobile Assn	162,127.462	52.91%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
World Growth Fund	Adviser	National Financial	92,521.410	30.20%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
World Growth Fund	Adviser	Merrill Lynch Pierce Fenner & Smith	48,173.430	15.72%
	Shares	4800 Deer Lake Drive East
		Jacksonville, FL 32246
Emerging Markets Fund	Fund	National Financial	7,009,842.137	34.65%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Emerging Markets Fund	Inst.	National Financial	18,305,608.157	59.21%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Emerging Markets Fund	Inst.	Mac & Co A/C 684250	8,681,027.952	28.08%
	Shares	PO Box 3198, 525 William Penn Place
		Pittsburgh, PA 15230-3198
Emerging Markets Fund	Adviser	United Services Automobile Assn	271,327.382	97.79%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Government Securities Fund	Fund	National Financial	7,219,569.220	21.62%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Government Securities Fund	Inst.	USAA Target Retirement 2030 Fund	21,963,788.559	29.54%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Government Securities Fund	Inst.	USAA Target Retirement 2020 Fund	14,767,334.850	19.86%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Government Securities Fund	Inst.	USAA Target Retirement Income Fund	10,529,139.126	14.16%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Government Securities Fund	Inst.	USAA Cornerstone Conservative Fund	3,955,588.309	5.32%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Government Securities Fund	Inst.	USAA Target Retirement 2050 Fund	6,685,072.843	8.99%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Government Securities Fund	Inst.	USAA Target Retirement 2040 Fund	14,409,571.439	19.38%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Government Securities Fund	Adviser	United Services Automobile Assn	486,950.927	96.63%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Government Securities Fund	R6	United Services Automobile Assn	510,204.082	78.40%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Government Securities Fund	R6	National Financial	140,244.958	21.55%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Treasury Money Market	Fund	National Financial	4,208,851,776.180	91.75%
Trust	Shares	499 Washington Blvd
		Jersey City, NJ 07310

	Share		Shares
Fund	Class	Name and Address of Owner	Beneficially	Percentage
			Owned	Owned
California Bond Fund	Fund	National Financial	14,498,605.141	23.44%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
California Bond Fund	Adviser	United Services Automobile Assn	478,991.597	77.23%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
California Bond Fund	Adviser	National Financial	87,775.191	14.15%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
New York Bond Fund	Fund	Mac & Co A/C 794303	2,618,007.683	13.99%
	Shares	500 Grant Street, Room 151-1010
		Pittsburgh, PA 15258
New York Bond Fund	Fund	National Financial	3,303,086.271	17.65%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
New York Bond Fund	Fund	TD Ameritrade	1,221,760.850	6.53%
	Shares	PO Box 2226
		Omaha, NE 68103-2226
New York Bond Fund	Adviser	United Services Automobile Assn	419,991.360	79.14%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
New York Bond Fund	Adviser	National Financial	84,995.208	16.02%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Virginia Bond Fund	Fund	National Financial	12,900,001.432	22.13%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Virginia Bond Fund	Adviser	National Financial	1,625,078.529	95.94%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Capital Growth Fund	Fund	National Financial	16,040,151.545	21.32%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Capital Growth Fund	Inst.	United Services Automobile Assn	490,196.078	19.10%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Capital Growth Fund	Inst.	USAA Target Retirement 2020 Fund	155,375.068	6.06%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Capital Growth Fund	Inst.	USAA Target Retirement 2030 Fund	337,864.168	13.17%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Capital Growth Fund	Inst.	USAA Target Retirement 2040 Fund	377,689.962	14.72%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Capital Growth Fund	Inst.	USAA Target Retirement 2050 Fund	214,919.006	8.38%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Capital Growth Fund	Inst.	USAA Cornerstone Equity Fund	540,273.086	21.06%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Capital Growth Fund	Inst.	USAA Cornerstone Conservative Fund	172,185.062	6.71%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001

	Share		Shares
Fund	Class	Name and Address of Owner	Beneficially	Percentage
			Owned	Owned
Extended Market Index Fund	Fund	National Financial	13,437,945.095	33.26%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Nasdaq-100 Index Fund	Fund	National Financial	40,786,141.126	40.94%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Nasdaq-100 Index Fund	R6	United Services Automobile Assn	326,583.932	44.69%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Nasdaq-100 Index Fund	R6	National Financial	168,147.886	23.01%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Nasdaq-100 Index Fund	R6	Nationwide Life Insurance Company	91,064.843	12.46%
	Shares	C/O IPO
		PO Box 182029
		Columbus, OH 43218
Nasdaq-100 Index Fund	R6	Nationwide Trust Company	55,562.915	7.60%
	Shares	FSB C/O IPO
		PO Box 182029
		Columbus, OH 43218
Nasdaq-100 Index Fund	R6	Nationwide Trust Company	46,899.925	6.42%
	Shares	FSB C/O IPO
		PO Box 182029
		Columbus, OH 43218
Global Equity Income Fund	Fund	United Services Automobile Assn	1,262,778.085	17.40%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Global Equity Income Fund	Fund	National Financial	3,230,582.735	44.51%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Global Equity Income Fund	Inst.	United Services Automobile Assn	500,000.000	100%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Value Fund	Fund	National Financial	19,455,517.076	38.56%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Value Fund	Inst.	Mac & Co A/C 684258	10,650,139.854	56.01%
	Shares	PO Box 3198, 525 William Penn Place
		Pittsburgh, PA 15230-3198
Value Fund	Inst.	USAA Target Retirement 2050 Fund	1,701,557.331	8.95%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Value Fund	Inst.	USAA Target Retirement 2030 Fund	2,128,016.050	11.19%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Value Fund	Inst.	USAA Target Retirement 2040 Fund	2,881,964.563	15.16%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Value Fund	Adviser	United Services Automobile Assn	440,631.794	98.21%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Ultra Short-Term Bond Fund	Fund	National Financial	12,984,073.238	45.52%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310

	Share		Shares
Fund	Class	Name and Address of Owner	Beneficially	Percentage
			Owned	Owned
Ultra Short-Term Bond Fund	Fund	TD Ameritrade	1,450,005.691	5.08%
	Shares	PO Box 2226
		Omaha, NE 68103-2226
Ultra Short-Term Bond Fund	Inst.	National Financial	380,166.958	37.19%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Ultra Short-Term Bond Fund	Inst.	Raymond James & Assoc FBO	101,364.777	9.92%
	Shares	SBL PM Baldwin & PA Baldwin TTEE
		Peggy Baldwin Rev Trust
		3210 River Crescent Drive
		Annapolis, MD 21401
Ultra Short-Term Bond Fund	Inst.	TD Ameritrade	158,596.623	15.52%
	Shares	PO Box 2226
		Omaha, NE 68103-2226
Ultra Short-Term Bond Fund	Inst.	Charles Schwab & Co. Inc.	175,217.572	17.14%
	Shares	211 Main Street
		San Francisco, CA 94105
Ultra Short-Term Bond Fund	R6	United Services Automobile Assn	501,002.004	99.45%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Cornerstone Conservative	Fund	National Financial	8,017,221.315	44.86%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Cornerstone Equity Fund	Fund	National Financial	7,776,348.866	54.58%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
High Income Fund	Fund	National Financial	60,576,603.687	40.54%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
High Income Fund	Inst.	National Financial	82,623,849.602	71.19%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
High Income Fund	Inst.	Mac & Co A/C 684263	17,736,754.894	15.28%
	Shares	PO Box 3198, 525 William Penn Place
		Pittsburgh, PA 15230-3198
High Income Fund	Adviser	United Services Automobile Assn	617,436.554	50.86%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
High Income Fund	Adviser	National Financial	422,102.899	34.77%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
High Income Fund	R6	United Services Automobile Assn	626,566.416	99.20%
	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Small Cap Stock Fund	Fund	National Financial	13,682,555.522	31.91%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Small Cap Stock Fund	Inst.	National Financial	31,667,695.883	57.49%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Small Cap Stock Fund	Inst.	Mac & Co A/C 684263	19,123,864.880	34.72%
	Shares	PO Box 3198, 525 William Penn Place
		Pittsburgh, PA 15230-3198

	Share		Shares
Fund	Class	Name and Address of Owner	Beneficially	Percentage
			Owned	Owned
Target Retirement Income	Fund	National Financial	8,675,121.141	29.57%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Target Retirement 2020	Fund	National Financial	12,456,288.323	25.55%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Target Retirement 2030	Fund	National Financial	25,601,205.063	25.66%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Target Retirement 2040	Fund	National Financial	28,099,037.95	25.43%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Target Retirement 2050	Fund	National Financial	17,746,229.441	28.52%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Target Retirement 2060	Fund	National Financial	4,629,379.906	56.89%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Global Managed Volatility	Fund	National Financial	650,516.351	60.39%
Fund	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Global Managed Volatility	Inst.	USAA Target Retirement 2020 Fund	8,742,581.261	8.99%
Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Global Managed Volatility	Inst.	USAA Target Retirement 2050 Fund	21,459,531.849	22.06%
Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Global Managed Volatility	Inst.	USAA Target Retirement 2040 Fund	35,203,361.902	36.19%
Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Global Managed Volatility	Inst.	USAA Target Retirement 2030 Fund	26,116,350.678	26.85%
Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Managed Allocation Fund	Fund	National Financial	66,730,908.313	100%
	Shares	499 Washington Blvd
		Jersey City, NJ 07310
Target Managed Allocation	Fund	USAA Target Retirement 2050 Fund	10,548,025.830	21.16%
Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Target Managed Allocation	Fund	USAA Target Retirement 2040 Fund	17,446,155.843	34.99%
Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Target Managed Allocation	Fund	USAA Target Retirement 2030 Fund	12,954,615.757	25.98%
Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001
Target Managed Allocation	Fund	USAA Target Retirement 2020 Fund	4,332,737.396	8.69%
Fund	Shares	9800 Fredericksburg Road
		San Antonio, TX 78288-0001

As of the Record Date, the Fund's Trustee Nominees, current Trustees, and officers as a group owned less than 1% of the outstanding shares of each Fund.

99247-0219 ©2019, USAA. All rights reserved.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)Read the Proxy Statement and have the proxy card below at hand.

2)Go to website www.proxyvote.com

3)Follow the instructions provided on the website and use your proxy control number found below.

To vote by Telephone

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions and use your proxy control number found below.

To vote by Mail

1)Read the Proxy Statement.

2)Check the appropriate boxes on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

E56215-S81172	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES. This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" all Proposals and "FOR" all Nominees for Trustee. Remember to sign and date before mailing in your vote. This proxy card is valid only when signed and dated.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.					For	Against	Abstain
1.	To approve a new Investment Advisory Agreement between the Trust, on behalf of its Funds, and Victory Capital Management Inc.				[ ]	[ ]	[ ]
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR
ALL NOMINEES.
2.	Election of Trustees		For	Withhold
	2a.	David C. Brown	[ ]	[ ]
	2b.	John C. Walters	[ ]	[ ]

To transact such other business as may properly come before the meeting or any adjournments thereof.

Non-Voting Item	Yes	No
I plan to attend the Special Shareholder Meeting.	[ ]	[ ]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

The signer(s) acknowledge(s) receipt with this Proxy Statement of the Trust's Board of Trustees. Your signature(s) should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys- in-fact, executors, administrators, trustees, or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting, Proxy Statement, and Shareholder Letter, are available at www.proxyvote.com

E56216-S81172

USAA MUTUAL FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 18, 2019

The undersigned Shareholder(s) of the series of USAA Mutual Funds Trust ("Trust") named on this proxy card hereby authorize(s) Kristen Millan and James De Vries, and each of them as the proxies of the undersigned, with right of substitution, to vote on the undersigned's behalf as directed on the reverse, at the Special Meeting of Shareholders of the Trust, to be held in the Eagle Hall, Room A in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on Thursday, April 18, 2019, at 10 a.m., Central time, and at any postponements or adjournments thereof ("Meeting"). I also instruct the proxies to vote in their discretion on any other business that may properly come before the Meeting.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.